Document and Entity Information Document (USD $)	12 Months Ended
	Dec. 31, 2012	Jun. 30, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	FMC CORPORATION
Entity Central Index Key	0000037785
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Document Type	8-K
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Amendment Flag	false
Entity Common Stock, Shares Outstanding	137,670,378
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float		$ 7,283,772,883

Consolidated Statements of Income (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Statement [Abstract]
Revenue	$ 3,748.3		$ 3,377.9		$ 3,116.3
Costs and Expenses
Costs of sales and services	2,407.1		2,210.5		2,065.6
Gross Margin	1,341.2		1,167.4		1,050.7
Selling, general and administrative expenses	527.1		442.5		411.2
Research and development expenses	117.8		105.2		100.5
Restructuring and other charges (income)	38.1	[1]	32.4	[1]	151.9	[1]
Total costs and expenses	3,090.1		2,790.6		2,729.2
Income from continuing operations before equity in (earnings) loss of affiliates, interest income and expense and income taxes	658.2		587.3		387.1
Equity in (earnings) loss of affiliates	0.3		(2.6)		(2.7)
Interest income	(0.1)		(0.1)		(0.2)
Interest expense	45.4		39.5		39.5
Income from continuing operations before income taxes	612.6		550.5		350.5
Provision for income taxes	146.7		136.5		132
Income from continuing operations	465.9		414		218.5
Discontinued operations, net of income taxes	(30.2)		(31.8)		(33.6)
Net income	435.7		382.2		184.9
Less: Net income attributable to noncontrolling interests	19.5		16.3		12.4
Net income attributable to FMC stockholders	416.2		365.9		172.5
Amounts attributable to FMC stockholders:
Continuing operations, net of income taxes	446.4		397.7		206.1
Discontinued operations, net of income taxes	(30.2)		(31.8)		(33.6)
Net income attributable to FMC stockholders	$ 416.2		$ 365.9		$ 172.5
Basic earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$ 3.23		$ 2.79		$ 1.42
Discontinued operations	$ (0.22)		$ (0.22)		$ (0.23)
Net income	$ 3.01		$ 2.57		$ 1.19
Diluted earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$ 3.22		$ 2.77		$ 1.41
Discontinued operations	$ (0.22)		$ (0.22)		$ (0.23)
Net income	$ 3		$ 2.55		$ 1.18

[1]	See Note 7 for details of restructuring and other charges (income). Amounts for the years ended 2012, 2011 and 2010 relate to FMC Agricultural Solutions charges of $8.5 million, $1.2 million and $7.3 million; FMC Health and Nutrition charges of $0.7 million, $1.5 million and $8.0 million; FMC Minerals charges (income) of $13.0 million, $0.7 million and $(1.1) million; FMC Peroxygens charges of $10.6 million, $26.1 million and $124.2 million; and Corporate charges of $5.3 million, $2.9 million and $13.5 million, respectively.(2)

Consolidated Statements of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Net Income	$ 435.7		$ 382.2		$ 184.9
Foreign currency translation adjustments (1)	2.5	[1]	(15)	[1]	(26)	[1]
Unrealized hedging gains (losses) and other, net of tax of ($0.1), ($5.3), ($3.2)	(0.2)		(10.3)		(5.9)
Reclassification of deferred hedging (gains) losses and other, included in net income, net of tax of $3.0, $3.4 and $1.4	5.9		6.6		2.5
Total derivative instruments, net of tax of $2.9, ($1.9) and ($1.8)	5.7		(3.7)		(3.4)
Unrealized actuarial gains (losses) and prior service (costs) credits, net of tax of ($30.8), ($47.1) and ($16.8)	(57.3)		(80.3)		(23.4)
Reclassification of net actuarial and other (gain) loss and amortization of prior service costs, included in net income, net of tax of $18.4, $13.3 and $12.4	30.4		20.1		19.9
Total pension and other postretirement benefits, net of tax of ($12.4), ($33.8) and ($4.4)	26.9		60.2		3.5
Other comprehensive income (loss), net of tax	(18.7)		(78.9)		(32.9)
Comprehensive income	417		303.3		152
Less: Comprehensive income attributable to the noncontrolling interest	19.7		15.7		12
Comprehensive income attributable to FMC stockholders	$ 397.3		$ 287.6		$ 140

[1]	Income taxes are not provided on the equity in undistributed earnings of our foreign subsidiaries or affiliates since it is our intention that such earnings will remain invested in those affiliates permanently.

Consolidated Statements of Comprehensive Income (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Tax effect of total derivative instruments	$ 2.9	$ (1.9)	$ (1.8)
Tax effect of unrealized hedging gains/(losses) and other	(0.1)	(5.3)	(3.2)
Tax effect of reclassification of deferred hedging (gains)/losses and other, included in net income	3	3.4	1.4
Tax effect of unrealized actuarial gains/(losses) and prior service (costs)/credits (1)	(30.8)	(47.1)	(16.8)
Tax effect of reclassification of net actuarial and other (gain) loss and amortization of prior service costs, included in net income	18.4	13.3	12.4
Tax effect of total pension and other postretirement benefits	$ (12.4)	$ (33.8)	$ (4.4)

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Assets, Current [Abstract]
Cash and cash equivalents	$ 77.1		$ 158.9
Trade receivables, net of allowance of $27.2 in 2012 and $21.5 in 2011	1,124.5		931.3
Inventories	675.7		470.3
Prepaid Expense and Other Assets, Current	181.1		173.4
Deferred income taxes	123.4		135.5
Total current assets	2,181.8		1,869.4
Investments	40.2		28.3
Property, plant and equipment, net	1,136.2		986.8
Goodwill	294.4		225.9
Other intangibles, net	215.7		187.3
Other assets	272.3		198.9
Deferred income taxes	233.3		246.9
Total assets	4,373.9		3,743.5
Current liabilities
Short-term debt	50.6		27
Current portion of long-term debt	5.7		19.5
Accounts payable, trade and other	443.2		382.1
Advance payments from customers	140.3		76.2
Accrued and other liabilities	192		186.2
Accrued payroll	75.1		70.6
Accrued customer rebates	142.9		115.1
Guarantees of vendor financing	31.4		18.5
Accrued pension and other postretirement benefits, current	21.3		9.2
Income taxes	32.9		15.5
Total current liabilities	1,135.4		919.9
Long-term debt, less current portion	908.8		779.1
Accrued pension and other postretirement benefits, long-term	375.8		368.7
Environmental liabilities, continuing and discontinued	200.2	[1]	213.3	[1]
Reserve for discontinued operations	44.4		41.6
Other long-term liabilities	154.5		116.8
Commitments and contingent liabilities (Note 18)
Equity
Preferred stock, no par value, authorized 5,000,000 shares; no shares issued in 2012 or 2011	0		0
Common stock, $0.10 par value, authorized 260,000,000 shares in 2012 and 2011; 185,983,792 issued shares in 2012 and 2011	18.6		18.6
Capital in excess of par value of common stock	481.9		454.5
Retained earnings	2,536.5		2,176.2
Accumulated other comprehensive income (loss)	(408.9)		(390)
Treasury stock, common, at cost: 48,313,414 shares in 2012 and 46,309,476 shares in 2011	(1,147.8)		(1,018.7)
Total FMC stockholders’ equity	1,480.3		1,240.6
Noncontrolling interests	74.5		63.5
Total equity	1,554.8		1,304.1
Total liabilities and equity	$ 4,373.9		$ 3,743.5

[1]	These amounts are included in "Environmental liabilities, continuing and discontinued" on the consolidated balance sheets.

Consolidated Balance Sheet (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Statement of Financial Position [Abstract]
Allowance for Doubtful Accounts Receivable, Current	$ 27.2	$ 21.5
Preferred Stock, No Par Value	$ 0	$ 0
Preferred Stock, Shares Authorized	5,000,000	5,000,000
Preferred Stock, Shares Issued	0	0
Common Stock, Par or Stated Value Per Share	$ 0.1	$ 0.1
Common Stock, Shares Authorized	260,000,000	260,000,000
Common Stock, Shares, Issued	185,983,792	185,983,792
Treasury Stock, Shares	48,313,414	46,309,476

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Cash provided (required) by operating activities of continuing operations:
Net Income	$ 435.7		$ 382.2		$ 184.9
Discontinued operations	30.2		31.8		33.6
Income from continuing operations	465.9		414		218.5
Adjustments from income from continuing operations to cash provided (required) by operating activities of continuing operations:
Depreciation and amortization	137.8		126.6		133.6
Equity in (earnings) loss of affiliates	0.3		(2.6)		(2.7)
Restructuring and other charges (income)	38.1		32.4		151.9
Deferred income taxes	57.3		89.8		32.1
Pension and other postretirement benefits	57.1		35.1		39.4
Share-based Compensation	17.4		15.8		14.7
Excess tax benefits from share-based compensation	(9.7)		(7.4)		(56.3)
Changes in operating assets and liabilities, net of effect of acquisitions and divestitures:
Trade receivables, net	(193.7)		(77.9)		(109.9)
Guarantees of vendor financing	12.9		(5.6)		(25.4)
Inventories	(198)		(110.5)		(7.9)
Other current assets and other assets	(60.2)		(11.5)		(31.6)
Accounts payable	41.2		24.9		91.1
Accrued and other current liabilities and other liabilities	13.7		2.1		(2.6)
Advance payments from customers	64.1		44.4		15.5
Accrued payroll	4.6		4.2		14.2
Accrued customer rebates	27.4		15.3		33.2
Income taxes	31.3		2.8		59.4
Pension and other postretirement benefit contributions	(77.5)		(67)		(105.2)
Environmental spending, continuing, net of recoveries	(7.1)		(12)		(8.9)
Restructuring and other spending	(13)		(87.3)		(53.4)
Cash provided (required) by operating activities	409.9		425.6		399.7
Cash provided (required) by operating activities of discontinued operations:
Environmental spending, discontinued, net of recoveries	(23.3)		(21.1)		(17.1)
Payments of other discontinued reserves	(26.9)		(23.2)		(28.1)
Cash provided (required) by operating activities of discontinued operations	(50.2)		(44.3)		(45.2)
Cash provided (required) by investing activities:
Capital expenditures	(206.6)		(189.5)		(142.3)
Proceeds from disposal of property, plant and equipment	2.8		1.2		2.6
Acquisitions, net of cash acquired	(143.2)		(148.1)		(7.5)
Investments in nonconsolidated affiliates	(14.2)		(3.2)		0
Other investing activities	(32.4)		(18.4)		(6.8)
Cash provided (required) by investing activities	(393.6)		(358)		(154)
Cash provided (required) by financing activities:
Net borrowings (repayments) under committed credit facility	130		0		0
Increase (decrease) in short-term debt	22.6		9		(14.9)
Proceeds from borrowing of long-term debt	5.9		300.2		35
Financing fees	0		(8.5)		0
Repayments of long-term debt	(20.4)		(121.3)		(26)
Distributions to noncontrolling interests	(15.4)		(12.9)		(11)
Dividends paid	(47.8)	[1]	(41.2)	[1]	(36.4)	[1]
Issuances of common stock, net	18.7		11.3		18.1
Excess tax benefits from share-based compensation	9.7		7.4		56.3
Repurchases of common stock under publicly announced program	(144.9)		(165.1)		(135)
Other repurchases of common stock	(4.1)		(4.2)		(2.7)
Contingent consideration paid	(2.5)		0		0
Cash provided (required) by financing activities	(48.2)		(25.3)		(116.6)
Effect of exchange rate changes on cash and cash equivalents	0.3		(0.6)		1
Increase (decrease) in cash and cash equivalents	(81.8)		(2.6)		84.9
Cash and cash equivalents, beginning of period	158.9		161.5
Cash and cash equivalents, end of period	$ 77.1		$ 158.9		$ 161.5

[1]	See Note 15 regarding quarterly cash dividend.

Consolidated Statements of Cash Flows (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Capital Expenditures Incurred but Not yet Paid	$ 31.6	$ 12.8
Interest Paid, Net	36.2	36.3	38.4
Income Taxes Paid, Net	$ 59	$ 47.9	$ 41.5

Consolidated Statement of Changes in Equity (USD $) In Millions, unless otherwise specified	Total	FMC's Stockholders Equity - Common Stock, $0.10 Par Value	FMC's Stockholders Equity - Capital in Excess of Par	FMC's Stockholders Equity - Retained Earnings	FMC's Stockholders Equity - Accumulated Other Comprehensive Income (Loss)	FMC's Stockholders Equity - Treasury Stock	Noncontrolling Interest
Total Equity at Dec. 31, 2009	$ 1,133.1	$ 18.6	$ 379.3	$ 1,716.9	$ (279.2)	$ (759.2)	$ 56.7
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net Income	184.9			172.5			12.4
Share-Based Compensation, Exercise of Awards	32.8		(1.3)			34.1
Excess tax benefits from share-based compensation	56.3		56.3
Shares for benefit plan trust	0.1					0.1
Net pension and other benefit actuarial gains/(losses) and prior service costs, net of income tax	(3.5)				(3.5)
Net hedging gains (losses) and other, net of income tax	(3.4)				(3.4)
Foreign Currency Translation Adjustment	(26)				(25.6)		(0.4)
Dividends	(36.4)			(36.4)
Repurchases of common stock	(137.7)					(137.7)
Distributions to noncontrolling interests	(11)						(11)
Total Equity at Dec. 31, 2010	1,189.2	18.6	434.3	1,853	(311.7)	(862.7)	57.7
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net Income	382.2			365.9			16.3
Share-Based Compensation, Exercise of Awards	26.9		12.8			14.1
Excess tax benefits from share-based compensation	7.4		7.4
Shares for benefit plan trust	(0.8)					(0.8)
Net pension and other benefit actuarial gains/(losses) and prior service costs, net of income tax	(60.2)				(60.2)
Net hedging gains (losses) and other, net of income tax	(3.7)				(3.7)
Foreign Currency Translation Adjustment	(15)				(14.4)		(0.6)
Dividends	(42.7)			(42.7)
Repurchases of common stock	(169.3)					(169.3)
Noncontrolling interests associated with an acquisition	3						3
Distributions to noncontrolling interests	(12.9)						(12.9)
Total Equity at Dec. 31, 2011	1,304.1	18.6	454.5	2,176.2	(390)	(1,018.7)	63.5
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net Income	435.7			416.2			19.5
Share-Based Compensation, Exercise of Awards	35.3		17.7			17.6
Excess tax benefits from share-based compensation	9.7		9.7
Shares for benefit plan trust	2.3					2.3
Net pension and other benefit actuarial gains/(losses) and prior service costs, net of income tax	(26.9)				(26.9)
Net hedging gains (losses) and other, net of income tax	5.7				5.7
Foreign Currency Translation Adjustment	2.5				2.3		0.2
Dividends	(55.9)			(55.9)
Repurchases of common stock	(149)					(149)
Noncontrolling interests associated with an acquisition	6.7						6.7
Distributions to noncontrolling interests	(15.4)						(15.4)
Total Equity at Dec. 31, 2012	$ 1,554.8	$ 18.6	$ 481.9	$ 2,536.5	$ (408.9)	$ (1,147.8)	$ 74.5

Consolidated Statements of Changes in Equity (Parenthetical) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Dividends ($ per share)	$ 0.405	$ 0.3	$ 0.25

Principal Accounting Policies and Related Financial Information	12 Months Ended
Dec. 31, 2012
Principal Accounting Policies and Related Financial Information [Abstract]
Organization, Consolidation and Presentation of Financial Statements Disclosure and Significant Accounting Policies [Text Block]
Principal Accounting Policies and Related Financial Information
2013 Segment realignment and presentation change. In April 2013, we made the decision to simplify our organizational structure to focus on three core business segments. The new segments better reflect the markets where we participate and lead today, and where we expect to grow in the future. We have recast all the data within this filing to reflect the above changes in our reportable segments to conform to the current year presentation. For more information on this presentation change see Note 19 within this Exhibit 99.4.
Nature of operations. We are a diversified chemical company serving agricultural, consumer and industrial markets globally with innovative solutions, applications and market-leading products. We operate in four distinct business segments: FMC Agricultural Solutions, FMC Health and Nutrition, FMC Minerals and FMC Peroxygens. Our FMC Agricultural Solutions segment develops, markets and sells all three major classes of crop protection chemicals – insecticides, herbicides, and fungicides – with particular strength in insecticides and herbicides. These products are used in agriculture to enhance crop yield and quality by controlling a broad spectrum of insects, weeds and disease, as well as pest control in non-agricultural markets. FMC Health and Nutrition focuses on food ingredients and pharmaceuticals additives with an intention to expand into nutraceuticals, personal care and similar markets. Food ingredients are used to enhance texture, color, structure and physical stability; pharmaceutical additives are used for binding, encapsulation and disintegrant applications. Our FMC Minerals segment manufactures a wide range of inorganic materials, that are produced from two key minerals: Trona (soda ash) and lithium. Our FMC Peroxygens segment produces peroxygens, specialty peroxygens and silicates.
Basis of consolidation and basis of presentation. The accompanying consolidated financial statements of FMC Corporation and its subsidiaries were prepared in accordance with accounting principles generally accepted in the United States of America. Our consolidated financial statements include the accounts of FMC and all entities that we directly or indirectly control. All significant intercompany accounts and transactions are eliminated in consolidation.
Estimates and assumptions. In preparing the financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results are likely to differ from those estimates, but we do not believe such differences will materially affect our financial position, results of operations or cash flows.
Cash equivalents. We consider investments in all liquid debt instruments with original maturities of three months or less to be cash equivalents.
Trade receivables, net of allowance. Trade receivables consist of amounts owed to us from customer sales and are recorded when revenue is recognized. The allowance for trade receivables represents our best estimate of the probable losses associated with potential customer defaults. In developing our allowance for trade receivables, we utilize a two stage process which includes calculating a general formula to develop an allowance to appropriately address the uncertainty surrounding collection risk of our entire portfolio and specific allowances for customers where the risk of collection has been reasonably identified either due to liquidity constraints or disputes over contractual terms and conditions.
Our method of calculating the general formula consists of estimating the recoverability of trade receivables based on historical experience, current collection trends, and external business factors such as economic factors, including regional bankruptcy rates, and political factors. Our analysis of trade receivable collection risk is performed quarterly, and the allowance is adjusted accordingly. The allowance for trade receivable is $27.2 million and $21.5 million as of December 31, 2012 and 2011, respectively. The provision to the allowance for trade receivables charged against operations was $8.7 million, $3.8 million and $4.3 million for the years ended December 31, 2012, 2011 and 2010, respectively.
Investments. Investments in companies in which our ownership interest is 50 percent or less and in which we exercise significant influence over operating and financial policies are accounted for using the equity method. Under the equity method, original investments are recorded at cost and adjusted by our share of undistributed earnings and losses of these investments. Majority owned investments in which our control is restricted are also accounted for using the equity method. All other investments are carried at their fair values or at cost, as appropriate. We are party to several joint venture investments throughout the world, which individually and in the aggregate are not significant to our financial results.
Inventories. Inventories are stated at the lower of cost or market value. Inventory costs include those costs directly attributable to products before sale, including all manufacturing overhead but excluding distribution costs. All domestic inventories, excluding materials and supplies, are determined on a last-in, first-out (“LIFO”) basis and our remaining inventories are recorded on a first-in, first-out (“FIFO”) basis. See Note 5.
Property, plant and equipment. We record property, plant and equipment, including capitalized interest, at cost. Depreciation is provided principally on the straight-line basis over the estimated useful lives of the assets (land improvements—20 years, buildings—20 to 40 years, and machinery and equipment—three to 18 years). Gains and losses are reflected in income upon sale or retirement of assets. Expenditures that extend the useful lives of property, plant and equipment or increase productivity are capitalized. Ordinary repairs and maintenance are expensed as incurred through operating expense.
Capitalized interest. We capitalized interest costs of $7.8 million in 2012, $6.9 million in 2011 and $7.5 million in 2010. These costs were associated with the construction of certain long-lived assets and have been capitalized as part of the cost of those assets. We amortize capitalized interest over the assets’ estimated useful lives.
Impairments of long-lived assets. We review the recovery of the net book value of long-lived assets whenever events and circumstances indicate that the net book value of an asset may not be recoverable from the estimated undiscounted future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the net book value, we recognize an impairment loss equal to an amount by which the net book value exceeds the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.
Asset retirement obligations. We record asset retirement obligations at fair value at the time the liability is incurred if we can reasonably estimate the settlement date. The associated asset retirement obligations (“AROs”) are capitalized as part of the carrying amount of related long-lived assets. In future periods, the liability is accreted to its present value and the capitalized cost is depreciated over the useful life of the related asset. We also adjust the liability for changes resulting from the passage of time and/or revisions to the timing or the amount of the original estimate. Upon retirement of the long-lived asset, we either settle the obligation for its recorded amount or incur a gain or loss. See Note 8 for further discussion on our AROs.
Restructuring and other charges. We continually perform strategic reviews and assess the return on our businesses. This sometimes results in a plan to restructure the operations of a business. We record an accrual for severance and other exit costs under the provisions of the relevant accounting guidance.
Additionally, as part of these restructuring plans, write-downs of long-lived assets may occur. Two types of assets are impacted: assets to be disposed of by sale and assets to be abandoned. Assets to be disposed of by sale are measured at the lower of carrying amount or estimated net proceeds from the sale. Assets to be abandoned with no remaining future service potential are written down to amounts expected to be recovered. The useful life of assets to be abandoned that have a remaining future service potential are adjusted and depreciation is recorded over the adjusted useful life.
Capitalized software. We capitalize the costs of internal use software in accordance with accounting literature which generally requires the capitalization of certain costs incurred to develop or obtain internal use software. We assess the recoverability of capitalized software costs on an ongoing basis and record write-downs to fair value as necessary. We amortize capitalized software costs over expected useful lives ranging from three to 10 years. See Note 20 for the unamortized computer software balances.
Goodwill and intangible assets. Goodwill and other indefinite life intangible assets (“intangibles”) are not subject to amortization. Instead, they are subject to at least an annual assessment for impairment by applying a fair value-based test.
We test goodwill and indefinite life intangibles for impairment annually using the criteria prescribed by U.S. GAAP accounting guidance for goodwill and other intangible assets. We did not record any goodwill or indefinite life intangible impairments in 2012, 2011 and 2010. Based upon our annual impairment test, conducted in 2012, we believe that the fair value of our reporting units with goodwill substantially exceeds their carrying value.
Finite-lived intangible assets consist primarily of patents, access rights, customer relationships, trade names, registration rights, industry licenses, developed formulations and other intangibles and are being amortized over periods of five to 25 years. See Note 4 for additional information on goodwill and intangible assets.
Revenue recognition. We recognize revenue when the earnings process is complete, which is generally upon transfer of title. This transfer typically occurs either upon shipment to the customer or upon receipt by the customer. In all cases, we apply the following criteria in recognizing revenue: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable and collection is reasonably assured. Rebates due to customers are accrued as a reduction of revenue in the same period that the related sales are recorded based on the contract terms.
We periodically enter into prepayment arrangements with customers, primarily in our FMC Agricultural Solutions segment, and receive advance payments for product to be delivered in future periods. These advance payments are recorded as deferred revenue and classified as “Advance payments from customers” on the consolidated balance sheet. Revenue associated with advance payments is recognized as shipments are made and title, ownership and risk of loss pass to the customer.
We record amounts billed for shipping and handling fees as revenue. Costs incurred for shipping and handling are recorded as costs of sales and services.
Research and Development. Research and development costs are expensed as incurred. In-process research and development acquired as part of asset acquisitions, which include license and development agreements, are expensed as incurred and included as a component of “Restructuring and other charges (income)”.
Income and other taxes. We provide current income taxes on income reported for financial statement purposes adjusted for transactions that do not enter into the computation of income taxes payable and recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. We do not provide income taxes on the equity in undistributed earnings of foreign subsidiaries or affiliates as it is our intention that such earnings will remain invested in those companies. Investment tax credits or grants, which were immaterial to us in all years presented, are accounted for in the period earned (the flow-through method).
We record on a net basis all taxes collected from customers to be remitted to governmental authorities in our consolidated statements of income.
Foreign currency. We translate the assets and liabilities of our foreign operations at exchange rates in effect at the balance sheet date. For foreign operations for which the functional currency is not the US dollar we record translation gains and losses as a component of accumulated other comprehensive income in equity. The foreign operations' income statements are translated at the monthly exchange rates for the period.

We record remeasurement gain and losses on monetary assets and liabilities, such as accounts receivables and payables, which are not in the functional currency of the operation. These remeasurement gains and losses are recorded in the income statement as they occur. We generally enter into foreign currency contracts to mitigate the financial risk associated with these transactions.  See “Derivative financial instruments” below and Note 17.
Derivative financial instruments. We mitigate certain financial exposures, including currency risk, interest rate risk, and commodity price exposures, through a controlled program of risk management that includes the use of derivative financial instruments. We enter into foreign exchange contracts, including forward and purchased option contracts, to reduce the effects of fluctuating foreign currency exchange rates.
We recognize all derivatives on the balance sheet at fair value. On the date the derivative instrument is entered into, we generally designate the derivative as either a hedge of the variability of cash flows to be received or paid related to a forecasted transaction (cash flow hedge) or a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (fair value hedge). We record in accumulated other comprehensive income or loss changes in the fair value of derivatives that are designated as, and meet all the required criteria for, a cash flow hedge. We then reclassify these amounts into earnings as the underlying hedged item affects earnings. We record immediately in earnings changes in the fair value of derivatives that are not designated as cash flow hedges.
We formally document all relationships between hedging instruments and hedged items, as well as the risk management objective and strategy for undertaking various hedge transactions. This process includes relating derivatives that are designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. We also formally assess, both at the inception of the hedge and throughout its term, whether each derivative is highly effective in offsetting changes in fair value or cash flows of the hedged item. If we determine that a derivative is not highly effective as a hedge, or if a derivative ceases to be a highly effective hedge, we discontinue hedge accounting with respect to that derivative prospectively.
Treasury stock. We record shares of common stock repurchased at cost as treasury stock, resulting in a reduction of stockholders’ equity in the Consolidated Balance Sheets. When the treasury shares are contributed under our employee benefit plans, we use a first-in, first-out (“FIFO”) method for determining cost. The difference between the cost of the shares and the market price at the time of contribution to an employee benefit plan is added to or deducted from capital in excess of par value of common stock.
Segment information. We determined our reportable segments based on our strategic business units, the commonalities among the products and services within each segment and the manner in which we review and evaluate operating performance.
We have identified FMC Agricultural Solutions, FMC Health and Nutrition, FMC Minerals and FMC Peroxygens as our reportable segments. Segment disclosures are included in Note 19. Segment operating profit is defined as segment revenue less segment operating expenses (segment operating expenses consist of costs of sales and services, selling, general and administrative expenses and research and development expenses). We have excluded the following items from segment operating profit: corporate staff expense, interest income and expense associated with corporate debt facilities and investments, income taxes, gains (or losses) on divestitures of businesses, restructuring and other charges (income), investment gains and losses, loss on extinguishment of debt, asset impairments, LIFO inventory adjustments, acquisition related costs, non-operating pension and postretirement charges, and other income and expense items. Information about how restructuring and other charges (income) relate to our businesses at the segment level is discussed in Note 7.
Segment assets and liabilities are those assets and liabilities that are recorded and reported by segment operations. Segment operating capital employed represents segment assets less segment liabilities. Segment assets exclude corporate and other assets, which are principally cash equivalents, the LIFO reserve on inventory, deferred income taxes, eliminations of intercompany receivables and property and equipment not attributable to a specific segment. Segment liabilities exclude substantially all debt, income taxes, pension and other postretirement benefit liabilities, environmental reserves and related recoveries, restructuring reserves, deferred gains on sale and leaseback of equipment, fair value of currency contracts, intercompany eliminations, and reserves for discontinued operations.
Geographic segment revenue is based on the location of our customers. Geographic segment long-lived assets include investments, net property, plant and equipment, and other non-current assets. Geographic segment data is included in Note 19.
Stock compensation plans. We recognize compensation expense in the financial statements for all share options and other equity-based arrangements. Share-based compensation cost is measured at the date of grant, based on the fair value of the award, and is recognized over the employee’s requisite service period. See Note 14 for further discussion on our share-based compensation.
Environmental obligations. We provide for environmental-related obligations when they are probable and amounts can be reasonably estimated. Where the available information is sufficient to estimate the amount of liability, that estimate has been used. Where the information is only sufficient to establish a range of probable liability and no point within the range is more likely than any other, the lower end of the range has been used.
Estimated obligations to remediate sites that involve oversight by the United States Environmental Protection Agency (“EPA”), or similar government agencies, are generally accrued no later than when a Record of Decision (“ROD”), or equivalent, is issued, or upon completion of a Remedial Investigation/Feasibility Study (“RI/FS”), or equivalent, that is submitted by us and the appropriate government agency or agencies. Estimates are reviewed quarterly and, if necessary, adjusted as additional information becomes available. The estimates can change substantially as additional information becomes available regarding the nature or extent of site contamination, required remediation methods, and other actions by or against governmental agencies or private parties.
Our environmental liabilities for continuing and discontinued operations are principally for costs associated with the remediation and/or study of sites at which we are alleged to have released hazardous substances into the environment. Such costs principally include, among other items, RI/FS, site remediation, costs of operation and maintenance of the remediation plan, management costs, fees to outside law firms and consultants for work related to the environmental effort, and future monitoring costs. Estimated site liabilities are determined based upon existing remediation laws and technologies, specific site consultants’ engineering studies or by extrapolating experience with environmental issues at comparable sites.
Included in our environmental liabilities are costs for the operation, maintenance and monitoring of site remediation plans (OM&M). Such reserves are based on our best estimates for these OM&M plans. Over time we may incur OM&M costs in excess of these reserves. However, we are unable to reasonably estimate an amount in excess of our recorded reserves because we cannot reasonably estimate the period for which such OM&M plans will need to be in place or the future annual cost of such remediation, as conditions at these environmental sites change over time. Such additional OM&M costs could be significant in total but would be incurred over an extended period of years.
Included in the environmental reserve balance, other assets balance and disclosure of reasonably possible loss contingencies are amounts from third party insurance policies which we believe are probable of recovery.
Provisions for environmental costs are reflected in income, net of probable and estimable recoveries from named Potentially Responsible Parties (“PRPs”) or other third parties. Such provisions incorporate inflation and are not discounted to their present values.
In calculating and evaluating the adequacy of our environmental reserves, we have taken into account the joint and several liability imposed by Comprehensive Environmental Remediation, Compensation and Liability Act (“CERCLA”) and the analogous state laws on all PRPs and have considered the identity and financial condition of the other PRPs at each site to the extent possible. We have also considered the identity and financial condition of other third parties from whom recovery is anticipated, as well as the status of our claims against such parties. Although we are unable to forecast the ultimate contributions of PRPs and other third parties with absolute certainty, the degree of uncertainty with respect to each party is taken into account when determining the environmental reserve on a site-by-site basis. Our liability includes our best estimate of the costs expected to be paid before the consideration of any potential recoveries from third parties. We believe that any recorded recoveries related to PRPs are realizable in all material respects. Recoveries are recorded as either an offset in “Environmental liabilities, continuing and discontinued” or as “Other Assets” in our consolidated balance sheets in accordance with U.S. accounting literature.
Pension and other postretirement benefits. We provide qualified and nonqualified defined benefit and defined contribution pension plans, as well as postretirement health care and life insurance benefit plans to our employees and retirees. Effective July 1, 2007, all of our newly hired and rehired salaried and nonunion hourly employees are no longer eligible for our defined benefit pension plans. The costs (or benefits) and obligations related to these benefits reflect key assumptions related to general economic conditions, including interest (discount) rates, healthcare cost trend rates, expected rates of return on plan assets and the rates of compensation increase for employees. The costs (or benefits) and obligations for these benefit programs are also affected by other assumptions, such as average retirement age, mortality, employee turnover, and plan participation. To the extent our plans’ actual experience, as influenced by changing economic and financial market conditions or by changes to our own plans’ demographics, differs from these assumptions, the costs and obligations for providing these benefits, as well as the plans’ funding requirements, could increase or decrease. When actual results differ from our assumptions, the difference is typically recognized over future periods. In addition, the unrealized gains and losses related to our pension and postretirement benefit obligations may also affect periodic benefit costs (or benefits) in future periods. See Note 13 for additional information relating to pension and other postretirement benefits.
Stock Split. On April 24, 2012, the Board of Directors of FMC declared a two-for-one split of our common stock (the “Stock Split”) to be effected in the form of a distribution of one newly issued share payable on May 24, 2012 for each share held as of the close of business on May 11, 2012. Trading in the common stock on a post-split adjusted basis began on May 25, 2012.
The number of shares outstanding and related prices, per share amounts, share conversions and share-based data throughout this Exhibit 99.4, have been adjusted to reflect the Stock Split for all prior periods presented.
Reclassifications. Certain prior year amounts have been reclassified to conform to the current year's presentation.

Recently Issued and Adopted Accounting Pronouncements and Regulatory Items	12 Months Ended
Dec. 31, 2012
Recently Issued And Adopted Accounting Pronouncements
Recently Issued and Adopted Accounting Pronoucements and Regulatory Items
Recently Issued and Adopted Accounting Pronouncements and Regulatory Items
New accounting guidance and regulatory items
Balance Sheet - Offsetting
In December 2011, the Financial Accounting Standards Board ("FASB") issued its updated guidance on balance sheet offsetting. This new standard provides guidance to determine when offsetting in the balance sheet is appropriate. The guidance is designed to enhance disclosures by requiring improved information about financial instruments and derivative instruments. The goal is to provide users of the financial statements the ability to evaluate the effect or potential effect of netting arrangements on an entity's statement of financial position. This guidance will only impact the disclosures within an entity's financial statements and notes to the financial statements and does not result in a change to the accounting treatment of financial instruments and derivative instruments. We adopted the provisions of this guidance on January 1, 2013. The new guidance is required to be adopted retrospectively. As this guidance provides only presentation requirements, the adoption of this standard did not impact the Company's results of operations, cash flows or financial position. The new required disclosures associated with this guidance have been included within Note 17 to this Exhibit 99.4.
Reclassification from Accumulated Other Comprehensive Income
In February 2013, the FASB issued its guidance requiring new disclosures for the reclassification from accumulated other comprehensive income (AOCI) to net income. This new guidance requires that we present either in a single note or parenthetically on the face of the financial statements, the effect of significant amounts reclassified from each component of accumulated other comprehensive income based on its source and the income statement line items affected by the reclassification. This guidance only impacts disclosures within our consolidated financial statements and notes to the consolidated financial statements and does not result in a change to the accounting treatment of AOCI. We are required to adopt this guidance prospectively beginning with our March 31, 2013 interim reporting on Form 10-Q.
Accounting guidance and regulatory items adopted in 2012
Testing Goodwill for Impairment
In September 2011, the FASB issued its updated guidance for the testing of goodwill for impairment. The update allows us the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If after assessing qualitative factors it is determined that it is more likely than not the fair value of the reporting unit is less than its carrying amount, we will need to perform a more detailed goodwill impairment test which is used to identify potential goodwill impairments and to measure the amount of goodwill impairment losses to be recognized, if any. The objective of this new approach is to simplify how entities test goodwill for impairment. We adopted this new guidance on January 1, 2012.
In July 2012, the FASB issued its updated guidance for the testing of indefinite life intangible assets for impairment. The updated guidance complemented the goodwill guidance issued in September of 2011, noted in the preceding paragraph, by allowing us to test for impairment utilizing a qualitative approach instead of the previous quantitative assessment. We adopted this guidance during the third quarter.
There was no impact to our financial statements upon adoption of either standard.
Presentation of Comprehensive Income
In June 2011, the FASB issued its guidance regarding the presentation of comprehensive income, which was subsequently updated in December 2011. This guidance requires us to present total comprehensive income and its components and the components of net income in either a single continuous statement or two separate but consecutive statements. This guidance impacts the location of the disclosure of comprehensive income within our consolidated financial statements and does not result in a change to the accounting treatment of comprehensive income. Upon adoption of this guidance we have decided to present comprehensive income in a separate but consecutive statement. See the Consolidated Statements of Comprehensive Income as part of our financial statements for the new presentation.
Fair Value Measurements
In May 2011, the FASB amended its guidance about fair value measurement and disclosure. The new guidance was issued in conjunction with a new International Financial Reporting Standards ("IFRS") fair value measurement standard aimed at updating IFRS to conform with U.S. GAAP. We adopted this guidance on January 1, 2012. The adoption of this guidance did not result in modifications to our fair value measurements; however, it resulted in some additional disclosures which are included within Note 17 to this Exhibit 99.4.

Acquisitions	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Acquisitions
Acquisitions
2012 Acquisitions
GAT Microencapsulation AG:
In December 2012, we signed a perpetual, global licensing agreement, along with distribution and services agreements with GAT Microencapsulation AG covering a range of advanced crop protection products and proprietary formulation technologies. The acquired assets have been integrated into our FMC Agricultural Solutions segment.
Pectine Italia S.p.A.:
In August 2012, we acquired the assets of Pectine Italia S.p.A. (PI). PI produces pectin, a well known stabilizer and thickening agent used widely in many foods and derived predominately from lemon peels. The company has production facilities in Milazzo, on the island of Sicily. The acquired assets of PI are reported as part of our FMC Health and Nutrition segment.
Phytone Ltd.:
In June 2012, we acquired 100 percent of the stock of Phytone Ltd. (Phytone). Phytone is a natural colors producer based in the United Kingdom. Phytone's natural products and formulations are used by global customers in the food, beverage, personal care and nutrition sectors. Phytone has been consolidated into our existing FMC Health and Nutrition segment.
The results of operations related to the above acquisitions have been included in our results since their respective acquisition dates. The above acquisitions were all considered businesses under the U.S. GAAP business combinations accounting guidance, and therefore we applied acquisition accounting. Acquisition accounting requires, among other things, that most assets and liabilities assumed be recognized at their fair values as of the acquisition date. The net assets of the combined acquisitions were recorded at the estimated fair values using primarily Level 2 and Level 3 inputs (see Note 17 for an explanation of fair value inputs). In valuing acquired assets and liabilities, valuation inputs include an estimate of future cash flows and discount rates based on the internal rate of return and the weighted average rate of return. Transaction related costs of the acquisitions were expensed as incurred.
The purchase price and related allocation is not considered final primarily due to working capital adjustments expected to occur in the first quarter of 2013. This may result in additional adjustments to the preliminary purchase price allocation. We will finalize the amounts recognized as soon as possible once we obtain the information necessary to complete the analysis, but no later than one year from the acquisition date.

Preliminary Purchase Price Allocation
(in Millions)
Current assets (primarily inventory and trade receivables) (1)	$17.9
Property, plant & equipment	29.8
Finite-lived intangible assets (2)	38.8
Goodwill (3)	62.4
Total fair value of assets acquired	148.9

Current liabilities	10.4
Deferred tax liabilities	7.5
Other liabilities	6.9
Acquisition of noncontrolling interest	6.7
Total fair value of liabilities assumed	31.5

Total Cash Paid	$117.4

(1)	Fair value of finished good inventories acquired included a step-up in the value of approximately $0.6 million, which has been expensed to cost of sales and services in 2012.

(2)
See Note 4 for the major classes of intangible assets acquired, which primarily represent customer relationships. The weighted average useful life of the acquired finite-lived intangibles is approximately 25 years.

(3)	Goodwill largely consisted of expected revenue synergies resulting from the business combinations. None of the acquired goodwill will be deductible for income tax purposes.

2011 Acquisitions

During third and fourth quarters of 2011 we completed five acquisitions, descriptions of which are included below.
Rovral and Sportak:
In December 2011, we acquired the intellectual property associated with the fungicide chemistries: iprodione and prochloraz from Bayer CropScience, which included the trade names Rovral and Sportak. The acquired assets have been integrated into our FMC Agricultural Solutions segment.
Adventus Intellectual Property Inc.:
In November 2011, we acquired the assets of Adventus Intellectual Property Inc. (Adventus) from Covington Capital Corporation and VentureLink Innovation Fund Inc. Adventus has a portfolio of specialty remediation technologies used in soil and ground water. The acquired assets of Adventus have been integrated into our FMC Peroxygens segment.
South Pole Biogroup Ltda:
In November 2011, we acquired, via a stock purchase, 100 percent of South Pole Biogroup Ltda (SPB). SPB is a South American natural color and health ingredient producer that operates the BioColor and BioNutrition businesses. SPB has been consolidated into our FMC Health and Nutrition segment.
RheinPerChemie GmbH:
In October 2011, we acquired, via a stock purchase, 100 percent of RheinPerChemie GmbH (RPC) from Unionchimica SpA. RPC is a European persulfates manufacturer and has been consolidated into our FMC Peroxygens segment.
Ruralco Soluciones SA:
In July 2011, we acquired a 50 percent controlling ownership interest in a new Argentine agrochemical distribution company named Ruralco Soluciones SA (Ruralco). Ruralco has been integrated into our FMC Agricultural Solutions segment.
The results of operations related to the above acquisitions have been included in our results since the respective acquisition dates.
The total purchase price for the five 2011 acquisitions was $173.9 million of which $148.1 million was paid in 2011 and $25.8 million of additional purchase price was paid in 2012. The amount paid in 2012 was accrued for as “non-contingent consideration payable” on our December 31, 2011 consolidated balance sheet and included in our purchase price allocation. During 2012 we paid $2.5 million in contingent consideration associated with the 2011 acquisitions for which we had accrued $3.5 million at December 31, 2011. The remaining amount of contingent consideration payable at December 31, 2012 was $1.0 million.
During the year ended December 31, 2012 we finalized the purchase price allocation of the 2011 acquisitions which resulted in a decrease of $0.8 million to the goodwill allocated during the preliminary purchase price allocation. These adjustments were made primarily as a result of working capital adjustments that were finalized. The final purchase price for the 2011 acquisitions was primarily allocated to goodwill of $33.9 million and identifiable intangible assets of $134.8 million. See Note 4 for a reconciliation of the carrying amount of goodwill and intangibles assets at December 31, 2012 and 2011.
Unaudited pro forma revenue and net income related to all of the acquisitions discussed above for the years 2012 and 2011 are not presented because the pro forma impact is not material.

Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
Goodwill and Intangible Assets
The changes in the carrying amount of goodwill by business segment for the years ended December 31, 2012 and 2011, are presented in the table below:

(in Millions)	FMC Agricultural Solutions	FMC Health and Nutrition	FMC Minerals	FMC Peroxygens	Total
Balance, December 31, 2010	$2.8	$191.0	$—	$0.6	$194.4
Acquisitions	9.6	8.9	—	16.2	34.7
Foreign currency adjustments	—	(2.9)	—	(0.3)	(3.2)
Balance, December 31, 2011	$12.4	$197.0	$—	$16.5	$225.9
Acquisitions	19.5	42.9	—	—	62.4
Foreign currency adjustments	0.2	6.3	—	0.4	6.9
Purchase price allocation adjustments (See Note 3)	(1.1)	0.4	—	(0.1)	(0.8)
Balance, December 31, 2012	$31.0	$246.6	$—	$16.8	$294.4

Our intangible assets, other than goodwill, consist of the following:

		December 31, 2012			December 31, 2011
(in Millions)	Weighted avg. useful life at December 31, 2012	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Intangible assets subject to amortization (finite-lived)
Customer relationships	19 years	$131.4	$(8.6)	$122.8	$102.0	$(2.2)	$99.8
Patents	13 years	0.6	(0.2)	0.4	0.6	(0.1)	0.5
Trademarks and trade names	4 years	1.5	(0.2)	1.3	0.2	—	0.2
Purchased and licensed technologies	12 years	63.6	(14.4)	49.2	54.6	(9.9)	44.7
Other intangibles	13 years	4.9	(1.9)	3.0	4.1	(1.0)	3.1
		$202.0	$(25.3)	$176.7	$161.5	$(13.2)	$148.3

Intangible assets not subject to amortization (indefinite life)
Trademarks and trade names	$36.3		$36.3	$36.3		$36.3
In-process research & development	2.7		2.7	2.7		2.7
	$39.0		$39.0	$39.0		$39.0
Total intangible assets	$241.0	$(25.3)	$215.7	$200.5	$(13.2)	$187.3

The increase in both finite-lived and indefinite life intangible assets during the year ended December 31, 2012 was primarily due to the acquisitions completed during 2012 as further described in Note 3.
At December 31, 2012, the finite-lived and indefinite life intangibles were allocated among our business segments as follows:

(in Millions)	Finite-lived	Indefinite life
FMC Agricultural Solutions	$112.2	$35.2
FMC Health and Nutrition	53.9	3.2
FMC Minerals	1.2	—
FMC Peroxygens	9.4	0.6
Total	$176.7	$39.0

Amortization related to intangible assets was not significant in the periods presented. The estimated pre-tax amortization expense for each of the five years ended December 31, 2013 to 2017 is $12.8 million, $12.0 million, $11.8 million, $10.4 million and $9.9 million, respectively.

Inventories	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventories
Inventories
The current replacement cost of inventories exceeded their recorded values by $165.1 million at December 31, 2012 and $157.5 million at December 31, 2011. Approximately 40 percent of inventories in 2012 and 2011 are recorded on the LIFO basis. In 2012 and 2011, approximately 60 percent of inventories are determined on a FIFO basis.
Inventories consisted of the following:

(in Millions)	December 31, 2012	December 31, 2011
Finished goods and work in process	$416.0	$298.6
Raw materials	259.7	171.7
Net inventory	$675.7	$470.3

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment
Property, plant and equipment consisted of the following:

(in Millions)	December 31, 2012	December 31, 2011
Land and land improvements	160.8	143.1
Mineral rights	31.4	31.4
Buildings	377.1	363.9
Machinery and equipment	2,250.3	2,150.3
Construction in progress	217.8	161.3
Total cost	3,037.4	2,850.0
Accumulated depreciation	1,901.2	1,863.2
Property, plant and equipment, net	$1,136.2	$986.8

Depreciation expense was $99.1 million, $101.1 million, and $109.4 million in 2012, 2011 and 2010, respectively.

Restructuring and Other Charges (Income)	12 Months Ended
Dec. 31, 2012
Restructuring and other charges income [Abstract]
Restructuring and Other Charges (Income)
Restructuring and Other Charges (Income)
Our restructuring and other charges (income) are comprised of restructuring, asset disposals and other charges (income) as noted below:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Restructuring Charges and Asset Disposals	$28.3	$28.0	$127.2
Other Charges (Income), Net	9.8	4.4	24.7
Total Restructuring and Other Charges	$38.1	$32.4	$151.9

RESTRUCTURING CHARGES AND ASSET DISPOSALS

	Restructuring Charges
(in Millions)	Severance and Employee Benefits (1)	Other Charges (Income) (2)	Asset Disposal Charges (3)	Total
Lithium Restructuring	$—	$—	$13.3	$13.3
Zeolites Shutdown	5.7	(0.1)	0.8	6.4
Huelva Shutdown	—	1.3	—	1.3
Other Items (4)	2.5	1.0	3.8	7.3
Year ended December 31, 2012	$8.2	$2.2	$17.9	$28.3
Sodium Percarbonate Phase-out	5.5	0.7	14.8	21.0
Huelva Shutdown	(0.6)	1.3	0.6	1.3
Other Items (4)	0.7	(0.5)	5.5	5.7
Year ended December 31, 2011	$5.6	$1.5	$20.9	$28.0
Alginates Restructuring	(0.6)	6.2	1.6	7.2
Huelva Shutdown	37.0	4.0	69.4	110.4
Barcelona Facility Shutdown	(0.2)	(3.0)	10.1	6.9
Other Items (4)	5.3	(2.6)	—	2.7
Year ended December 31, 2010	$41.5	$4.6	$81.1	$127.2
____________________

(1)	Represents severance and employee benefit charges. Income represents adjustments to previously recorded severance and employee benefits.

(2)
Primarily represents costs associated with accrued lease payments, contract terminations, and other miscellaneous exit costs. Other Income primarily represents favorable developments on previously recorded exit costs as well as recoveries associated with restructuring.

(3)
Primarily represents accelerated depreciation and impairment charges on plant and equipment, which were or are to be abandoned. Asset disposal charges also included the acceleration effect of re-estimating settlement dates and revised cost estimates associated with asset retirement obligations due to facility shutdowns, see Note 8.

(4)	Represents charges associated with other restructuring activities, which have resulted in severance and asset disposal costs.

The restructuring charges and asset disposals noted above were the result of the following:

FMC Peroxygens
Zeolites Restructuring
We made the decision to phase out our zeolite operations in Spain and exit the product line by fourth quarter 2012. The zeolites product line was a regional business, principally serving the powder detergent market in Spain. Competitive disadvantages and underperforming results have made it uneconomical for FMC to continue zeolite operations. We ceased production at this facility as of December 31, 2012.
Sodium Percarbonate Phase-out
In June 2011, we made the decision to phase out operations of our Sodium Percarbonate plant assets in La Zaida, Spain and exit the sodium percarbonate business by December 2011. The facility is part of our Spanish subsidiary FMC Foret, S.A. ("Foret"). Competitive disadvantages and underperforming results since the start-up of operations in 2001 have made it uneconomical for FMC to continue sodium percarbonate operations. We ceased production at this facility as of October 31, 2011.
Huelva Shutdown
In November 2010, we made the decision to cease operations at our Huelva, Spain facility and exit the phosphate business in Europe. The facility was a part of Foret. The closure of the facility was initiated as a consequence of the Spanish judicial ruling which, effective January 1, 2011, prohibited us from storing phosphogypsum on a site adjacent to our production facility. The phosphogypsum is a byproduct of the process of manufacturing phosphoric acid, which is used in the manufacturing of our phosphate products. After receipt of the unfavorable Spanish judicial ruling, we attempted to pursue strategic alternatives for our Foret phosphorus business. With no reasonable economic alternatives, the judicial ruling inhibited our ability to cost effectively produce our phosphate product and therefore rendered it uneconomical for FMC to continue operations at the facility. We ceased production at this facility as of December 31, 2010.
Barcelona Facility Shutdown
In June 2009, we made the decision to phase out operations of our facility in Barcelona, Spain, which was completed in 2010. The facility was part of Foret. High costs at the Barcelona facility coupled with reduced demand for product manufactured at that site had made it uneconomical for FMC to continue operations at the Barcelona facility.
FMC Minerals
Lithium Restructuring
We committed to the abandonment of various fixed assets, primarily equipment, associated with a Potash project that we have decided not to complete. Potash, commonly used in fertilizers, is a manufactured by-product of our Lithium extraction process in Argentina. Given the changes in Potash market conditions, this project was no longer economically viable. We recorded a non-cash charge of $13.3 million associated with the abandonment of these assets.
Additionally, in January 2013, we implemented a plan to restructure a portion of the operations in Lithium.  The objective of the restructuring was to better align our business and costs to macroeconomic and market realities. The restructuring decision will result in workforce reductions at several of our Lithium facilities, primarily North Carolina and Argentina.  We expect to incur charges between $10-$15 million, mostly in the first quarter of 2013. These charges will primarily result in cash spending.
FMC Health and Nutrition

Alginates Restructuring
In January 2009, we announced plans to realign our alginates manufacturing operations in Norway and the United Kingdom.
Other Items
In addition to the restructurings described above, we have engaged in certain other restructuring activities, which have resulted in severance and asset disposal costs. We expect these restructuring activities to improve our global competitiveness through improved cost efficiencies.
Roll forward of Restructuring Reserves
The following table shows a roll forward of restructuring reserves that will result in cash spending. These amounts exclude asset retirement obligations, which are discussed in Note 8.

(in Millions)	Balance at 12/31/10 (3)	Change in reserves (2)	Cash payments	Other (4)	Balance at 12/31/11 (3)	Change in reserves (2)	Cash payments	Other (4)	Balance at 12/31/12 (3)
Zeolites Shutdown	$—	$—	$—	$—	$—	$5.6	$(4.5)	$0.4	$1.5
Sodium Percarbonate Phase-out	—	6.2	(4.9)	(0.2)	1.1	0.2	(1.3)	—	—
Huelva Restructuring	40.0	0.7	(34.4)	1.0	7.3	1.3	(5.7)	0.1	3.0
Other Workforce Related and Facility Shutdowns (1)	6.8	0.2	(4.2)	1.2	4.0	3.3	(1.5)	0.2	6.0
Total	$46.8	$7.1	$(43.5)	$2.0	$12.4	$10.4	$(13.0)	$0.7	$10.5
____________________

(1)	Primarily severance costs related to workforce reductions and facility shutdowns described in the “Other Items” sections above.

(2)
Primarily severance, exited lease, contract termination and other miscellaneous exit costs. The accelerated depreciation and impairment charges noted above impacted our property, plant and equipment balances and are not included in the above tables.

(3)	Included in “Accrued and other liabilities” on the consolidated balance sheets.

(4)	Primarily foreign currency translation adjustments and cash proceeds associated with recoveries.
OTHER CHARGES (INCOME), NET

	Year Ended December 31,
(in Millions)	2012	2011	2010
Environmental charges, net	$5.8	$3.1	$14.2
Other, net	4.0	1.3	10.5
Other Charges (Income), Net	$9.8	$4.4	$24.7
Environmental charges, net
Environmental charges represent the net charges associated with environmental remediation at continuing operating sites, see Note 10 for additional details.
Other, net
During 2012, our FMC Agricultural Solutions segment entered into a collaboration and license agreement with a third-party company for the purpose of obtaining certain technology and intellectual property rights relating to a new fungicide compound still under development. We recorded $4.4 million for these rights as a charge for the year ended December 31, 2012.
In 2010, our FMC Agricultural Solutions segment acquired certain rights relating to an herbicide compound still under development. We recorded $5.7 million for these rights as a charge for the year ended December 31, 2010.

Asset Retirement Obligations	12 Months Ended
Dec. 31, 2012
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation Disclosure [Text Block]
Asset Retirement Obligations
We have mining operations in Green River, Wyoming for our soda ash business as well as mining operations in our lithium operations. We have legal reclamation obligations related to these facilities upon closure of the mines. Additionally, we have obligations at the majority of our manufacturing facilities in the event of a permanent plant shutdown. Certain of these obligations are recorded in our environmental reserves described in Note 10. For certain AROs not already accrued, we have calculated the fair value of these AROs and concluded that the present value of these obligations was immaterial at December 31, 2012 and 2011. We have also determined that the liability for certain other AROs cannot currently be calculated as the settlement dates are not reasonably estimable. We will recognize the liability for these AROs when sufficient information exists to estimate a range of potential settlement dates.
The changes in the carrying amounts of AROs for the years ended December 31, 2012 and 2011 are as follows:

(in Millions)
Balance at December 31, 2010	$34.6
Increase (decrease) to previously recorded ARO liability	5.5
Accretion expense	0.3
Payments	(12.1)
Foreign currency translation adjustments	(1.3)
Balance at December 31, 2011	$27.0
Acceleration due to facility shutdowns	2.0
Increase (decrease) to previously recorded ARO liability	(0.7)
Accretion expense	0.1
Payments	(3.2)
Foreign currency translation adjustments	0.3
Balance at December 31, 2012	$25.5

Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations [Abstract]
Discontinued Operations
Discontinued Operations
Our discontinued operations represent adjustments to retained liabilities primarily related to operations discontinued between 1976 and 2001. The primary liabilities retained include environmental liabilities, other postretirement benefit liabilities, self-insurance and long-term obligations related to legal proceedings.
Our discontinued operations comprised the following:

(in Millions)	Year Ended December 31,
	2012	2011	2010
Adjustment for workers’ compensation, product liability, and other postretirement benefits, net of income tax benefit (expense) of $0.2, ($0.3) and ($0.4)	$(0.3)	$0.7	$0.8
Provision for environmental liabilities, net of recoveries, net of income tax benefit of $7.8, $9.6 and $14.5 (1)	(12.6)	(15.8)	(23.6)
Provision for legal reserves and expenses, net of recoveries, net of income tax benefit of $10.6, $10.3 and $9.7	(17.3)	(16.7)	(15.9)
Income from a tax matter related to a previously discontinued operation	—	—	5.1
Discontinued operations, net of income taxes	$(30.2)	$(31.8)	$(33.6)

____________________

(1)	See a roll forward of our environmental reserves as well as discussion on significant environmental issues that occurred during the year in Note 10.
Reserve for Discontinued Operations at December 31, 2012 and 2011

(in Millions)	December 31,
	2012	2011
Workers’ compensation and product liability reserve	$4.9	$5.1
Postretirement medical and life insurance benefits reserve	8.3	8.6
Reserves for legal proceedings	31.2	27.9
Reserve for Discontinued Operations	$44.4	$41.6

The discontinued postretirement medical and life insurance benefits liability equals the accumulated postretirement benefit obligation. Associated with this liability is a net pretax actuarial gain and prior service credit of $11.3 million ($7.1 million after-tax) and $13.3 million ($8.7 million after-tax) at December 31, 2012 and 2011, respectively. The estimated net actuarial gain and prior service credit that will be amortized from accumulated other comprehensive income into discontinued operations during 2013 are $1.5 million and $0.1 million, respectively.
Spending in 2012, 2011 and 2010 was $1.0 million, $1.3 million and $0.7 million, respectively, for workers’ compensation, product liability and other claims; $0.7 million, $1.0 million and $1.6 million, respectively, for other postretirement benefits; and $24.6 million, $20.9 million and $25.8 million, respectively, related to reserves for legal proceedings associated with discontinued operations.

Enviromental Obligations	12 Months Ended
Dec. 31, 2012
Environmental Remediation Obligations [Abstract]
Environmental Obligations
Environmental Obligations
We are subject to various federal, state, local and foreign environmental laws and regulations that govern emissions of air pollutants, discharges of water pollutants, and the manufacture, storage, handling and disposal of hazardous substances, hazardous wastes and other toxic materials and remediation of contaminated sites. We are also subject to liabilities arising under the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”) and similar state laws that impose responsibility on persons who arranged for the disposal of hazardous substances, and on current and previous owners and operators of a facility for the clean-up of hazardous substances released from the facility into the environment. We are also subject to liabilities under the Resource Conservation and Recovery Act (“RCRA”) and analogous state laws that require owners and operators of facilities that have treated, stored or disposed of hazardous waste pursuant to a RCRA permit to follow certain waste management practices and to clean up releases of hazardous substances into the environment associated with past or present practices. In addition, when deemed appropriate, we enter certain sites with potential liability into voluntary remediation compliance programs, which are also subject to guidelines that require owners and operators, current and previous, to clean up releases of hazardous substances into the environment associated with past or present practices.
We have been named a Potentially Responsible Party (“PRP”) at 29 sites on the federal government’s National Priorities List (“NPL”), at which our potential liability has not yet been settled. In addition, we received notice from the EPA or other regulatory agencies that we may be a PRP, or PRP equivalent, at other sites, including 38 sites at which we have determined that it is reasonably possible that we have an environmental liability. In cooperation with appropriate government agencies, we are currently participating in, or have participated in, a Remedial Investigation/Feasibility Study (“RI/FS”), or equivalent, at most of the identified sites, with the status of each investigation varying from site to site. At certain sites, a RI/FS has only recently begun, providing limited information, if any, relating to cost estimates, timing, or the involvement of other PRPs; whereas, at other sites, the studies are complete, remedial action plans have been chosen, or a Record of Decision (“ROD”) has been issued.
Environmental liabilities consist of obligations relating to waste handling and the remediation and/or study of sites at which we are alleged to have released or disposed of hazardous substances. These sites include current operations, previously operated sites, and sites associated with discontinued operations. We have provided reserves for potential environmental obligations that we consider probable and for which a reasonable estimate of the obligation can be made. Accordingly, total reserves of $236.5 million and $251.2 million, respectively, before recoveries, existed at December 31, 2012 and 2011.
The estimated reasonably possible environmental loss contingencies, net of expected recoveries, exceed amounts accrued by approximately $160 million at December 31, 2012. This reasonably possible estimate is based upon information available as of the date of the filing and the actual future losses may be higher given the uncertainties regarding the status of laws, regulations, enforcement policies, the impact of potentially responsible parties, technology and information related to individual sites.
Additionally, although potential environmental remediation expenditures in excess of the reserves and estimated loss contingencies could be significant, the impact on our future consolidated financial results is not subject to reasonable estimation due to numerous uncertainties concerning the nature and scope of possible contamination at many sites, identification of remediation alternatives under constantly changing requirements, selection of new and diverse clean-up technologies to meet compliance standards, the timing of potential expenditures and the allocation of costs among PRPs as well as other third parties. The liabilities arising from potential environmental obligations that have not been reserved for at this time may be material to any one quarter's or year's results of operations in the future. However, we believe any liability arising from such potential environmental obligations is not likely to have a material adverse effect on our liquidity or financial condition as it may be satisfied over many years.

The table below is a roll forward of our total environmental reserves, continuing and discontinued, from December 31, 2009 to December 31, 2012.

(in Millions)	Operating and Discontinued Sites Total
Total environmental reserves, net of recoveries at December 31, 2009	$184.1
2010
Provision	76.1
Spending, net of recoveries	(35.3)
Net Change	40.8
Total environmental reserves, net of recoveries at December 31, 2010	$224.9

2011
Provision	45.2
Spending, net of recoveries	(43.2)
Net Change	2.0
Total environmental reserves, net of recoveries at December 31, 2011	$226.9

2012
Provision	31.2
Spending, net of recoveries	(42.1)
Net Change	(10.9)
Total environmental reserves, net of recoveries at December 31, 2012	$216.0
To ensure we are held responsible only for our equitable share of site remediation costs, we have initiated, and will continue to initiate, legal proceedings for contributions from other PRPs. At December 31, 2012 and 2011, we have recorded recoveries representing probable realization of claims against U.S. government agencies, insurance carriers and other third parties. Recoveries are recorded as either an offset to the “Environmental liabilities, continuing and discontinued” or as “Other assets” in the consolidated balance sheets. The table below is a roll forward of our total recorded recoveries from December 31, 2011 to December 31, 2012:

(in Millions)	12/31/2011	Increase in Recoveries	Cash Received	12/31/2012
Environmental liabilities, continuing and discontinued	$24.3	$2.2	$6.0	$20.5
Other assets	58.3	5.0	11.7	51.6
Total	$82.6	$7.2	$17.7	$72.1

The table below provides detail of current and long-term environmental reserves, continuing and discontinued.

	December 31,
(in Millions)	2012	2011
Environmental reserves, current, net of recoveries (1)	$15.8	$13.6
Environmental reserves, long-term continuing and discontinued, net of recoveries (2)	200.2	213.3
Total environmental reserves, net of recoveries	$216.0	$226.9
______________

(1)	“Current” includes only those reserves related to continuing operations. These amounts are included within “Accrued and other liabilities” on the consolidated balance sheets.

(2)	These amounts are included in "Environmental liabilities, continuing and discontinued" on the consolidated balance sheets.

Our net environmental provisions relate to costs for the continued cleanup of both operating sites and for certain discontinued manufacturing operations from previous years. The net provisions are comprised as follows:

	Year ended December 31,
(in Millions)	2012	2011	2010
Continuing operations (1)	$5.8	$3.1	$14.2
Discontinued operations (2)	20.4	25.4	38.1
Net environmental provision	$26.2	$28.5	$52.3
______________

(1)	Recorded as a component of “Restructuring and other charges (income)” on our consolidated statements of income. See Note 7.

(2)	Recorded as a component of “Discontinued operations, net" on our consolidated statements of income. See Note 9.

On our consolidated balance sheets, the net environmental provisions affect assets and liabilities as follows:

	Year ended December 31,
(in Millions)	2012	2011	2010
Environmental reserves (1)	$31.2	$45.2	$76.1
Other assets (2)	(5.0)	(16.7)	(23.8)
Net environmental provision	$26.2	$28.5	$52.3
______________

(1)	See above roll forward of our total environmental reserves as presented on our consolidated balance sheets.

(2)	Represents certain environmental recoveries. See Note 20 for details of Other assets as presented on our consolidated balance sheets.

Significant Environmental Sites

Front Royal
This discontinued manufacturing site, built in 1940 by American Viscose, was once one of the world's largest producers of rayon, an instrumental product for NASA's space shuttle program. The facility also made tire cord, parachutes and jump suits for the Department of War during World War II. We purchased the plant in 1963 and sold it in 1976 to Avtex Fibers Corporation. In 1989, this Avtex site was cited for violations of Virginia environmental laws, associated primarily with wastewater discharges into the Shenandoah River and was subsequently shut down. We, as the sole surviving owner of the plant, became the mandated “potentially responsible party” for cleanup purposes.
On October 21, 1999, the Federal District Court for the Western District of Virginia approved a Consent Decree signed by FMC, the EPA (Region III) and the Department of Justice ("DOJ") regarding past response costs and future clean-up work at this site. In January 2010, the EPA issued a Record of Decision (ROD) for Operable Unit 7 (OU-7) primarily addressing waste basins and ground water, which should be the last operable unit to be remediated at the site. Included in our reserves for this site is the cost associated with a groundwater treatment plant which is an integral component of the remedy required to address the OU-7 ROD. This groundwater treatment plant is currently under construction. As part of a prior settlement, government agencies have reimbursed us for approximately one-third of the clean-up costs due to the government's role at the site, and we expect reimbursement to continue in the future. The amount of the reserve for this site was $41.2 million and $36.4 million at December 31, 2012 and 2011, respectively.
Pocatello
From 1949 until 2001, we operated the world's largest elemental phosphorus plant in Power County, Idaho, just outside the city of Pocatello. Since the plant's closure, FMC has worked with the EPA, the State of Idaho, and the Shoshone-Bannock Tribes to develop a proposed cleanup plan for the property. In September of 2012 the EPA issued an interim record of decision (IROD) that is environmentally protective and that ensures the health and safety of both workers and the general public. Since the plant's closure, we have successfully decommissioned our Pocatello plant, completed closure of the RCRA ponds and formally requested that the EPA acknowledge completion of work under a June 1999 RCRA Consent Decree. Future remediation costs include completion of the IROD that addresses groundwater contamination and existing waste disposal areas on the Pocatello plant portion of the Eastern Michaud Flats Superfund Site. Our current reserves factor in the estimated costs associated with implementing the IROD. In addition to implementing the IROD, we continue to conduct work pursuant to CERCLA unilaterial administrative orders to address air emissions from beneath the cap of several of the closed RCRA ponds.
The amount of the reserve for this site was $61.7 million and $63.6 million at December 31, 2012 and 2011, respectively.
Pocatello Tribal Litigation
For a number of years, we engaged in disputes with the Tribes concerning their attempts to regulate our activities on the reservation. On March 6, 2006, a U.S. District Court Judge found that the Tribes were a third-party beneficiary of a 1998 RCRA Consent Decree and ordered us to apply for any applicable Tribal permits relating to the nearly-complete RCRA Consent Decree work. The third-party beneficiary ruling was later reversed by the Ninth Circuit Court of Appeals, but the permitting process continued in the tribal legal system. We applied for the tribal permits, but preserved objections to the Tribes' jurisdiction.
In addition, in 1998, the Tribes and we entered into an agreement (“1998 Agreement”) that required us to pay the Tribes $1.5 million per year for waste generated from operating our Pocatello plant and stored on site. We paid $1.5 million per year until December 2001 when the plant closed. In our view the agreement was terminated, as the plant was no longer generating waste. The Tribes claim that the 1998 Agreement has no end date.
On April 25, 2006 the Tribes' Land Use Policy Commission issued us a Special Use Permit for the “disposal and storage of waste” at the Pocatello plant and imposed a $1.5 million per annum permit fee. The permit and fee were affirmed by the Tribal Business Council on July 21, 2006. We sought review of the permit and fee in Tribal Court, in which the Tribes also brought a claim for breach of the 1998 Agreement. On May 21, 2008, the Tribal Court reversed the permit and fee, finding that they were not authorized under tribal law, and dismissed the Tribes' breach of contract claim. The Tribes appealed to the Tribal Court of Appeals.
On May 8, 2012, the Tribal Court of Appeals reversed the May 21, 2008 Tribal Court decision and issued a decision finding the permit and fee validly authorized and ordering us to pay waste permit fees in the amount of $1.5 million per annum for the years 2002-2007 ($9.0 million in total), the Tribes' demand as set forth in the lawsuit. It also reinstated the breach of contract claim. To date, the Tribes have not demanded fees for any years subsequent to 2007.
Following the issuance of the Tribal Appellate Court's decision, the Tribes filed a motion to correct errors in the Court's decision and to seek fees and costs on appeal. We opposed that motion and filed our own motion to strike certain portions of the decision and supplement the record. The Tribal Appellate Court granted the Tribes' motion for fees but scheduled a further hearing on that motion, and also ordered an evidentiary hearing in the Tribal Appellate Court on the Tribes' breach of contract claim and additional issues related to Tribal jurisdiction. The Tribal Court of Appeals has also indicated that further proceedings are suspended pending receipt of federal funding.
After we exhaust the Tribal administrative and judicial process, we intend to file an action in the United States District Court seeking declaratory and injunctive relief on the grounds that the Tribes lacked jurisdiction over us. We will argue that in accordance with a U.S. Supreme Court decision, we neither consented to jurisdiction, nor engaged in conduct that threatened the political integrity, economic security or health and welfare of tribal members; therefore, the exceptions under which Tribes may assert jurisdiction over non-Indian owners of fee land within a reservation have not been met. Should we prevail on that theory and the Tribes subsequently try to enforce the 1998 Agreement in federal court, we have a number of defenses, including the termination of the agreement.
We have estimated a reasonably possible loss for this matter and it has been reflected in our total reasonably possible loss estimate previously discussed within this note.
Middleport
Our Middleport, NY facility is currently a FMC Agricultural Solutions formulation and packaging plant that formerly manufactured arsenic-based and other products. As a result of past manufacturing operations and waste disposal practices at this facility, releases of hazardous substances have occurred at the the site that have affected soil, sediment, surface water and groundwater at the facility's property and also in adjacent off-site areas. The impact of our discontinued operations was the subject of an Administrative Order on Consent (“AOC”) entered into with the EPA and New York State Department of Environmental Conservation. (the “Agencies”). The AOC requires us to (1) define the nature and extent of contamination caused by our historical plant operations, (2) take interim corrective measures and (3) evaluate Corrective Action Management Alternatives (“CMA”) for discrete contaminated areas.
We have defined the nature and extent of the contamination and have constructed an engineered cover, closed the RCRA regulated surface water impoundments and are collecting and treating both surface water runoff and ground water, which has satisfied the first two requirements of the AOC.
On June 15, 2012, the Agencies issued a Preliminary Statement of Basis (PSOB) that proposes a CMA in two off-site areas that would require us to remediate contamination in approximately 180 residential properties in Middleport to a standard of 20 ppm on a point-to-point basis. We believe that this proposed CMA for these areas is overly conservative and not supported under New York State law. The Middleport community has expressed objections to the Agencies' PSOB on the grounds that it is not supported by site-specific risk assessment and would be disruptive to the community. The Agencies are in the process of reviewing comments received during the public comment period, which closed on August 13, 2012.
The amount of the reserve for this site is $42.4 million and $47.0 million at December 31, 2012 and 2011, respectively. Our reserve continues to include the estimated liability for clean-up to reflect the costs associated with our recommended CMA. Our estimated reasonably possible environmental loss contingencies exposure reflects the additional cost of the CMA proposed in the PSOB.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Domestic and foreign components of income from continuing operations before income taxes are shown below:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Domestic	$391.0	$325.7	$303.2
Foreign	221.6	224.8	47.3
Total	$612.6	$550.5	$350.5

The provision (benefit) for income taxes attributable to income from continuing operations consisted of:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Current:
Federal	$32.9	$16.5	$73.4
Foreign	55.0	30.2	26.0
State	1.5	—	0.5
Total current	89.4	46.7	99.9
Deferred:
Federal	74.6	64.8	20.2
Foreign	(11.5)	18.9	4.3
State	(5.8)	6.1	7.6
Total deferred	57.3	89.8	32.1
Total	$146.7	$136.5	$132.0

Total income tax provisions (benefits) were allocated as follows:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Continuing operations	$146.7	$136.5	$132.0
Discontinued operations	(18.6)	(19.6)	(28.9)
Items charged directly to equity	(19.2)	(43.1)	(62.5)
Total	$108.9	$73.8	$40.6

Significant components of the deferred income tax provision (benefit) attributable to income from continuing operations before income taxes are as follows:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Deferred tax (exclusive of valuation allowance)	$65.4	$73.5	$(7.1)
Net increase (decrease) in the valuation allowance for deferred tax assets	(8.1)	16.3	39.2
Deferred income tax provision	$57.3	$89.8	$32.1

We have recognized that it is more likely than not that certain future tax benefits may not be realized through future taxable income. During the year ended December 31, 2012, the valuation allowance decreased primarily due to $14.9 million of U.S. state net operating losses now expected to be recoverable. This was partially offset by a $6.8 million provision primarily due to tax losses of foreign operations that are not expected to be fully recoverable in future years. During the year ended December 31, 2011, we increased the valuation allowance primarily due to our foreign operations for tax losses that are not expected to be fully recoverable in future years. During the year ended December 31, 2010, we increased the valuation allowance related to our Spanish legal entity predominantly due to the Huelva facility shutdown, for tax losses that are not expected to be fully recoverable in future years from the earnings of the remaining businesses in that entity.

Significant components of our deferred tax assets and liabilities were attributable to:

	December 31,
(in Millions)	2012	2011
Reserves for discontinued operations, environmental and restructuring	$104.8	$104.4
Accrued pension and other postretirement benefits	113.8	109.8
Other reserves	54.1	51.5
Alternative minimum, foreign tax and other credit carryforwards	11.8	70.9
Net operating loss carryforwards	86.7	83.7
Deferred expenditures capitalized for tax	54.3	63.2
Other	109.8	77.4
Deferred tax assets	$535.3	$560.9
Valuation allowance, net	(84.5)	(92.6)
Deferred tax assets, net of valuation allowance	$450.8	$468.3
Property, plant and equipment, net	94.1	85.9
Deferred tax liabilities	$94.1	$85.9
Net deferred tax assets	$356.7	$382.4

We have recorded a valuation allowance to reduce deferred tax assets to the amount that we believe it is more likely than not to be realized. In assessing the need for this allowance, we have considered a number of factors including future earnings, the jurisdictions in which such income is earned and our ongoing tax planning stategies. In the event that we determine that we would not be able to realize all or part of our net deferred tax assets in the future, an adjustment to the deferred tax assets would be charged to income in the period such determination was made. Similarly, should we conclude that we would be able to realize certain deferred tax assets in the future in excess of the net recorded amount, an adjustment to the deferred tax assets would increase income in the period such determination was made.
At December 31, 2012, we had net operating loss and tax credit carryforwards as follows: U.S. state net operating loss carryforwards of $602.7 million expiring in various amounts and years through 2029, foreign net operating loss carryforwards of $277.9 million expiring in various years, U.S. foreign tax credit carryforwards of $1.4 million expiring in various amounts and years through 2019.

The effective income tax rate applicable to income from continuing operations before income taxes was different from the statutory U.S. federal income tax rate due to the factors listed in the following table:

	Year Ended December 31,
	2012	2011	2010
Statutory U.S. tax rate	35.0%	35.0%	35.0%
Net difference:
Percentage depletion	(3.5)	(3.7)	(5.1)
State and local income taxes, less federal income tax benefit	1.1	1.1	1.2
Foreign earnings subject to different tax rates	(6.7)	(9.0)	(6.2)
Manufacturer’s production deduction and miscellaneous tax credits	(1.3)	(0.8)	(0.8)
Tax on intercompany dividends and deemed dividend for tax purposes	0.4	1.0	0.8
Nondeductible expenses	0.4	1.0	0.9
Changes to unrecognized tax benefits	(0.2)	(1.9)	1.1
Change in valuation allowance	(0.7)	3.2	11.5
Other	(0.6)	(1.1)	(0.7)
Total difference	(11.1)	(10.2)	2.7
Effective tax rate	23.9%	24.8%	37.7%

At December 31, 2012, unremitted earnings of subsidiaries outside the United States totaling $1,194.5 million were deemed to be permanently reinvested. No deferred tax liability has been recognized with regards to the remittance of such earnings. It is not practical to estimate the income tax liability that might be incurred if such earnings were remitted to the United States.

Uncertain Income Tax Positions
U.S. GAAP accounting guidance for uncertainty in income taxes prescribes a model for the recognition and measurement of a tax position taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, disclosure and transition.
We file income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The income tax returns for FMC entities taxable in the U.S and significant foreign jurisdictions are open for examination and adjustment. As of December 31, 2012, the United States Federal and State income tax returns are open for examination and adjustment for the years 2009-2012 and 2003-2012, respectively. Our significant foreign jurisdictions, which total 16, are open for examination and adjustment during varying periods from 2003-2012.
The total amount of unrecognized tax benefits as of December 31, 2012 that, if recognized, would impact the effective tax rate is $6.6 million. We recognize accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense in the consolidated financial statements. As of and for the year ended December 31, 2012, the amount of current and accumulated interest and penalties recognized in both the consolidated statements of income and consolidated balance sheets was $0.1 million. No interest or penalties were recognized in either 2011 or 2010.
We do not expect any reductions in the liability for unrecognized tax benefits within the next 12 months on account of settlements and the expirations of statutes of limitations. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in Millions)	2012	2011	2010
Balance at beginning of year	8.1	17.3	14.4
Additions for the current year	5.5	4.9	6.1
Additions for tax positions on acquisitions	—	1.4	—
Adjustments for tax positions of prior years for:
Adjustments	9.7	—	(0.6)
Settlements during the period	—	(15.5)	(2.6)
Balance at end of year (1)	23.3	8.1	17.3

____________________

(1)	As of December 31, 2012, we have recognized an offsetting non-current deferred tax asset of $16.7 million relating to specific uncertain tax positions presented above.

Debt	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt
Debt
Debt maturing within one year:
Debt maturing within one year consists of the following:

	December 31,
(in Millions)	2012	2011
Short-term debt	$50.6	$27.0
Current portion of long-term debt	5.7	19.5
Total debt maturing within one year	$56.3	$46.5
Weighted average interest rates for short-term debt outstanding at year-end	6.5%	9.7%

Short-term debt consisted of foreign credit lines at December 31, 2012 and December 31, 2011. We often provide parent-company guarantees to lending institutions providing credit to our foreign subsidiaries.
Long-term debt:
Long-term debt consists of the following:

(in Millions)	December 31, 2012
	Interest Rate Percentage	Maturity Date	12/31/2012	12/31/2011
Pollution control and industrial revenue bonds (less unamortized discounts of $0.2 and $0.2, respectively)	0.2-6.5%	2013-2035	$176.7	$176.7
Senior notes (less unamortized discount of $1.8 and $2.1, respectively)	3.95-5.2%	2019-2022	598.2	597.9
2011 credit agreement (1)	2.4%	2016	130.0	—
Foreign debt	0-8.9%	2013-2023	9.6	24.0
Total long-term debt			914.5	798.6
Less: debt maturing within one year			5.7	19.5
Total long-term debt, less current portion			$908.8	$779.1

____________________

(1)	Letters of credit outstanding under the 2011 credit agreement totaled $74.0 million. Available funds under this facility were $1,296.0 million at December 31, 2012.
Maturities of long-term debt
Maturities of long-term debt outstanding, excluding discounts, at December 31, 2012, are $5.7 million in 2013, $33.3 million in 2014, $0.9 million in 2015, $131.0 million in 2016, $0.7 million in 2017 and $744.9 million thereafter.
Covenants
Among other restrictions, the 2011 Credit Agreement contains financial covenants applicable to FMC and its consolidated subsidiaries related to leverage (measured as the ratio of debt to adjusted earnings) and interest coverage (measured as the ratio of adjusted earnings to interest expense). Our actual leverage for the four consecutive quarters ended December 31, 2012 was 1.4 which is below the maximum leverage of 3.5. Our actual interest coverage for the four consecutive quarters ended December 31, 2012 was 17.3 which is above the minimum interest coverage of 3.5. We were in compliance with all covenants at December 31, 2012.
Compensating Balance Agreements
We maintain informal credit arrangements in many foreign countries. Foreign lines of credit, which include overdraft facilities, typically do not require the maintenance of compensating balances, as credit extension is not guaranteed but is subject to the availability of funds.

Pensions and Other Postretirement Benefits	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits
Pension and Other Postretirement Benefits
The funded status of our U.S. qualified and nonqualified defined benefit pension plans, our United Kingdom, Ireland, Belgium and Norway defined benefit pension plans, plus our U.S. other postretirement healthcare and life insurance benefit plans for continuing operations, together with the associated balances and net periodic benefit cost recognized in our consolidated financial statements as of December 31, are shown in the tables below.
We are required to recognize in our consolidated balance sheets the overfunded and underfunded status of our defined benefit postretirement plans. The overfunded or underfunded status is defined as the difference between the fair value of plan assets and the projected benefit obligation. We are also required to recognize as a component of other comprehensive income the actuarial gains and losses and the prior service costs and credits that arise during the period.
The following table summarizes the weighted-average assumptions used and components of our defined benefit postretirement plans. The following tables also reflect a measurement date of December 31:

	Pensions		Other Benefits (1)
	December 31,
(in Millions, except for percentages)	2012	2011	2012	2011
Following are the weighted average assumptions used to determine the benefit obligations at December 31:
Discount rate	4.15%	4.95%	4.15%	4.95%
Rate of compensation increase	3.40%	3.40%	—%	—%
Accumulated benefit obligation:
Plans with unfunded accumulated benefit obligation	$1,367.3	$1,213.9	$—	$—
Change in projected benefit obligation
Projected benefit obligation at January 1	$1,268.3	$1,175.5	$28.4	$45.4
Service cost	20.2	18.8	0.1	0.1
Interest cost	61.3	61.6	1.4	1.5
Actuarial loss (gain)	140.7	69.4	3.0	(15.5)
Amendments	—	2.2	—	—
Foreign currency exchange rate changes	3.4	(0.9)	(0.1)	—
Plan participants’ contributions	0.2	0.2	6.1	6.0
Other	—	0.5	—	(0.1)
Curtailments	(3.0)	—	—	—
Benefits paid	(63.0)	(59.0)	(9.7)	(9.0)
Projected benefit obligation at December 31	1,428.1	1,268.3	29.2	28.4
Change in fair value of plan assets:
Fair value of plan assets at January 1	918.8	905.8	—	—
Actual return on plan assets	127.2	8.4	—	—
Foreign currency exchange rate changes	3.1	(0.6)	—	—
Company contributions	73.9	64.0	3.6	3.0
Plan participants’ contributions	0.2	0.2	6.1	6.0
Benefits paid	(63.0)	(59.0)	(9.7)	(9.0)
Fair value of plan assets at December 31	1,060.2	918.8	—	—
Funded status of the plan (liability)	$(367.9)	$(349.5)	$(29.2)	$(28.4)
Amount recognized in the consolidated balance sheets:
Accrued benefit liability	(367.9)	(349.5)	(29.2)	(28.4)
Total	$(367.9)	$(349.5)	$(29.2)	$(28.4)

	Pensions		Other Benefits (1)
	December 31,
(in Millions)	2012	2011	2012	2011
The amounts in accumulated other comprehensive income (loss) that have not yet been recognized as components of net periodic benefit cost at December 31, 2012 and 2011 are as follows:
Prior service (cost) credit	(7.7)	(9.8)	—	0.2
Net actuarial (loss) gain	(620.3)	(586.3)	10.7	16.1
Accumulated other comprehensive income (loss) – pretax	$(628.0)	$(596.1)	$10.7	$16.3
Accumulated other comprehensive income (loss) – net of tax	$(394.2)	$(373.5)	$6.7	$11.3
____________________

(1)	Refer to Note 9 for information on our discontinued postretirement benefit plans.
Other changes in plan assets and benefit obligations for continuing operations recognized in other comprehensive loss (income) are as follows:

	Pensions		Other Benefits (1)
	Year ended December 31
(in Millions)	2012	2011	2012	2011
Current year net actuarial loss (gain)	$84.3	$143.9	$3.0	$(15.5)
Current year prior service cost (credit)	—	2.2	—	—
Amortization of net actuarial (loss) gain	(51.2)	(36.3)	2.4	2.4
Amortization of prior service (cost) credit	(2.1)	(1.9)	0.2	0.2
Foreign currency exchange rate changes on the above line items	0.9	(1.2)	—	—
Total recognized in other comprehensive (income) loss, before taxes	$31.9	$106.7	$5.6	$(12.9)
Total recognized in other comprehensive (income) loss, after taxes	$20.7	$67.0	$4.6	$(7.2)
____________________

(1)	Refer to Note 9 for information on our discontinued postretirement benefit plans.
The estimated net actuarial loss and prior service cost for our pension plans that will be amortized from accumulated other comprehensive income (loss) into our net annual benefit cost (income) during 2013 are $70.3 million and $2.0 million, respectively. The estimated net actuarial gain for our other benefits that will be amortized from accumulated other comprehensive income (loss) into net annual benefit cost (income) during 2013 will be $1.8 million.

The following table summarizes the weighted-average assumptions used for and the components of net annual benefit cost (income):

	Year Ended December 31,
	Pensions			Other Benefits
(in Millions, except for percentages)	2012	2011	2010	2012	2011	2010
Discount rate	4.95%	5.40%	5.90%	4.95%	5.40%	5.90%
Expected return on plan assets	7.75%	8.50%	8.50%	—	—	—
Rate of compensation increase	3.40%	4.20%	4.20%	—	—	—
Components of net annual benefit cost (in millions):
Service cost	$20.2	$18.8	$18.2	$0.1	$0.1	$0.2
Interest cost	61.3	61.6	63.2	1.4	1.5	2.5
Expected return on plan assets	(76.6)	(82.5)	(79.0)	—	—	—
Amortization of transition asset	—	—	—	—	—	—
Amortization of prior service cost	2.1	1.9	1.2	(0.2)	(0.2)	(0.1)
Amortization of net actuarial and other (gain) loss	51.2	36.3	26.5	(2.4)	(2.4)	(0.4)
Recognized (gain) loss due to settlement and curtailments	—	—	7.1	—	—	—
Net annual benefit cost from continuing operations	$58.2	$36.1	$37.2	$(1.1)	$(1.0)	$2.2

Our U.S. qualified defined benefit pension plan (“U.S. Plan”) holds the majority of our pension plan assets. The expected long-term rate of return on these plan assets was 7.75 percent for 2012, and 8.5 percent for 2011 and 2010. In developing the assumption for the long-term rate of return on assets for our U.S. Plan, we take into consideration the technical analysis performed by our outside actuaries, including historical market returns, information on the assumption for long-term real returns by asset class, inflation assumptions, and expectations for standard deviation related to these best estimates. We also consider the historical performance of our own plan’s trust, which has earned a compound annual rate of return of approximately 9.6 percent over the last 20 years (which is in excess of comparable market indices for the same period) as well as other factors. Given an actively managed investment portfolio, the expected annual rates of return by asset class for our portfolio, assuming an estimated inflation rate of approximately 2.3 percent, is between 7.4 percent and 9.9 percent for equities, and between 3.3 percent and 4.8 percent for fixed-income investments, which generates a total expected portfolio return that is in line with our assumption for the rate of return on assets. The target asset allocation for 2012, by asset category, is 75 to 85 percent equity securities, 15 to 25 percent fixed income investments and zero to five percent cash and other short-term investments.
Our U.S. qualified pension plan’s investment strategy consists of a total return investment management approach using a portfolio mix of equities and fixed income investments to maximize the long-term return of plan assets for an appropriate level of risk. The goal of this strategy is to minimize plan expenses by matching asset growth to the plan’s liabilities over the long run. Furthermore, equity investments are weighted towards value equities and diversified across U.S and non-U.S. stocks. Derivatives and hedging instruments may be used effectively to manage and balance risks associated with the plan’s investments. Investment performance and related risks are measured and monitored on an ongoing basis through annual liability measurements, periodic asset and liability studies, and quarterly investment portfolio reviews.
The following tables present our fair value hierarchy for our major categories of pension plan assets by asset class. See Note 17 for the definition of fair value and the descriptions of Level 1, 2 and 3 in the fair value hierarchy.

(in Millions)	12/31/2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and short-term investments	$50.3	$50.3	$—	$—
Equity securities:
Common stock	556.3	556.3	—	—
Preferred stock	6.3	6.3	—	—
Mutual funds and other investments (1)	232.7	158.2	74.5	—
Fixed income investments:
Investment contracts	200.8	—	200.8	—
Mutual funds	9.4	9.4	—	—
Corporate debt instruments	1.0	1.0	—	—
Government debt	2.7	2.7	—	—
Other investments
Real estate/property	0.6	—	—	0.6
Other	0.1	—	—	0.1
Total assets	$1,060.2	$784.2	$275.3	$0.7
(in Millions)	12/31/2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and short-term investments	$39.5	$39.5	$—	$—
Equity securities:
Common stock	474.2	474.2	—	—
Preferred stock	2.6	2.6	—	—
Mutual funds and other investments (1)	191.9	128.8	63.1	—
Fixed income investments:
Investment contracts	199.6	—	199.6	—
Mutual funds	7.4	7.4	—	—
Corporate debt instruments	0.5	0.5	—	—
Government debt	2.4	2.4	—	—
Other investments
Real estate/property	0.6	—	—	0.6
Other	0.1	—	—	0.1
Total assets	$918.8	$655.4	$262.7	$0.7
____________________

(1)
As of December 31, 2012 and 2011 we have $74.5 million and $63.1 million, respectively, of investments in certain funds where the net asset value reported by the underlying funds approximates the fair value. These investments are redeemable with the fund at net asset value under the original terms of the partnership agreements and/or subscription agreements and operations of the underlying funds. However, it is possible that these redemption rights may be restricted or eliminated by the funds in the future in accordance with the underlying fund agreements. Due to the nature of the investments held by the funds, changes in market conditions and the economic environment may significantly impact the net asset value of the funds and, consequently, the fair value of the interests in the funds. Furthermore, changes to the liquidity provisions of the funds may significantly impact the fair value of the interest in the funds.

The change in the value of plan assets using significant unobservable inputs (Level 3) from December 31, 2011 to December 31, 2012 was not material for the period presented. There were no changes to the Level 3 investments during 2011.
We made the following contributions to our pension and other postretirement benefit plans:

	Year Ended December 31,
(in Millions)	2012	2011
U.S. qualified pension plan	$65.0	$55.0
U.S. nonqualified pension plan	5.0	3.1
Non-U.S. plans	3.9	5.9
Other postretirement benefits, net of participant contributions	3.6	3.0
Total	$77.5	$67.0

We expect our voluntary cash contributions to our U.S. qualified pension plan to be $40 million in 2013.
The following table reflects the estimated future benefit payments for our pension and other postretirement benefit plans. These estimates take into consideration expected future service, as appropriate:

Estimated Net Future Benefit Payments
(in Millions)
2013	$85.4
2014	75.1
2015	78.1
2016	81.9
2017	84.9
2018-2022	$453.2

Assumed health care cost trend rates have an effect on the other postretirement benefit obligations and net periodic other postretirement benefit costs reported for the health care portion of the other postretirement plan. A one-percentage point change in the assumed health care cost trend rates would be immaterial to our net periodic other postretirement benefit costs for the year ended December 31, 2012, and our other postretirement benefit obligation at December 31, 2012.
FMC Corporation Savings and Investment Plan. The FMC Corporation Savings and Investment Plan is a qualified salary-reduction plan under Section 401(k) of the Internal Revenue Code in which substantially all of our U.S. employees may participate by contributing a portion of their compensation. For eligible employees participating in the Plan, except for those employees covered by certain collective bargaining agreements, the Company makes matching contributions of 80 percent of the portion of those contributions up to five percent of the employee’s compensation. Additionally, effective July 1, 2007, all newly hired and rehired salaried and nonunion employees receive an employer contribution of five percent of the employee’s eligible compensation. This change was instituted for these employees effective July 1, 2007 since newly hired and rehired salaried and nonunion hourly employees are no longer eligible for our defined benefit plan. Charges against income for both of these contributions were $10.2 million in 2012, $10.6 million in 2011, and $7.8 million in 2010.

Share-Based Compensation	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-based Compensation
Share-based Compensation
Stock Compensation Plans
We have a share-based compensation plan, which has been approved by the stockholders, for certain employees, officers and directors. This plan is described below.
FMC Corporation Incentive Compensation and Stock Plan
The FMC Corporation Incentive Compensation and Stock Plan (the “Plan”) provides for the grant of a variety of cash and equity awards to officers, directors, employees and consultants, including stock options, restricted stock, performance units (including restricted stock units), stock appreciation rights, and multi-year management incentive awards payable partly in cash and partly in common stock. The Compensation and Organization Committee of the Board of Directors (the “Committee”), subject to the provisions of the Plan, approves financial targets, award grants, and the times and conditions for payment of awards to employees. The FMC Corporation Non-Employee Directors’ Compensation Policy (formerly the FMC Corporation Compensation Plan for Non-Employee Directors), administered by the Nominating and Corporate Governance Committee of the Board of Directors, sets forth the compensation to be paid to the directors, including awards (currently restricted stock units only) to be made to directors under the Plan.
Stock options granted under the Plan may be incentive or nonqualified stock options. The exercise price for stock options may not be less than the fair market value of the stock at the date of grant. Awards granted under the Plan vest or become exercisable or payable at the time designated by the Committee, which has generally been three years from the date of grant. Incentive and nonqualified options granted under the Plan expire not later than 10 years from the grant date.
Under the Plan, awards of restricted stock and restricted stock units may be made to selected employees. The awards vest over periods designated by the Committee, which has generally been 3 years, with payment conditional upon continued employment. Compensation cost is recognized over the vesting periods based on the market value of the stock on the date of the award. Restricted stock units granted to directors under the Plan vest immediately if granted as part of, or in lieu of, the annual retainer; other restricted stock units granted to directors vest at the Annual Meeting of Shareholders in the calendar year following the May 1 annual grant date.
The total number of shares of common stock authorized for issuance under the Plan is 28.8 million, which is in addition to the shares available from predecessor plans. Cancellations (through expiration, forfeiture or otherwise) of outstanding awards increase the shares available for future awards or grants. At December 31, 2012, 8.9 million shares of FMC common stock were reserved for share based awards which represents the sum of available future grants of share based awards of 5.8 million and unvested share-based awards of 3.1 million.
At December 31, 2012 and 2011, there were restricted stock units representing an aggregate of 119,482 shares and 103,698 shares of common stock, respectively, credited to the directors’ accounts.
Stock Compensation
We recognized the following stock compensation expense:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Stock Option Expense, net of taxes of $2.7, $2.3 and $2.0 (1)	$4.4	$3.7	$3.3
Restricted Stock Expense, net of taxes of $3.8, $3.7 and $3.6 (2)	6.4	6.1	5.8
Total Stock Compensation Expense, net of taxes of $6.5, $6.0 and $5.6 (3)	$10.8	$9.8	$9.1
____________________
(1) We applied an estimated forfeiture rate of four percent per stock option grant in the calculation of the expense.
(2) We applied an estimated forfeiture rate of two percent of outstanding grants in the calculation of the expense.
(3) This expense is classified as selling, general and administrative expense in our consolidated statements of income.
We received $18.8 million, $11.3 million and $18.1 million in cash related to stock option exercises for the years ended December 31, 2012, 2011 and 2010, respectively. The shares used for the exercise of stock options occurring during the years ended December 31, 2012, 2011 and 2010 came from treasury shares.
For tax purposes, share-based compensation expense is deductible in the year of exercise or vesting based on the intrinsic value of the award on the date of exercise or vesting. For financial reporting purposes, share-based compensation expense is based upon grant-date fair value and amortized over the vesting period. Excess tax benefits represent the difference between the share-based compensation expense for financial reporting purposes and the deduction taken for tax purposes. From the adoption of share-based compensation accounting in 2006 through March 31, 2010, we did not recognize any excess tax benefits in our consolidated balance sheets from the exercise of stock options and the vesting of restricted awards, due to our U.S. net operating loss carryforward position.
During the second and third quarter of 2010, we utilized our remaining U.S. financial net operating losses as we generated U.S. income during 2010 sufficient to absorb the remaining unrecognized excess tax benefits. As a result, we recognized all of the excess tax benefits from the exercise of stock options and the vesting of restricted stock awards from 2006 through 2009 as well as the excess tax benefits generated during the period from January 1, 2010 through December 31, 2010. As of December 31, 2010, we recognized $56.3 million of excess tax benefits, of which $44.0 million related to years 2006 through 2009, on our consolidated balance sheet as a component of equity. This amount is also included as a financing activity in our consolidated statements of cash flows for the year ended December 31, 2010. The excess tax benefits for the year ended December 31, 2012 and 2011 totaled $9.7 million and $7.4 million, respectively.
Stock Options
The grant-date fair values of the stock options we granted in the years ended December 31, 2012, 2011 and 2010 were estimated using the Black-Scholes option valuation model, the key assumptions for which are listed in the table below. The expected volatility assumption is based on the actual historical experience of our common stock. The expected life represents the period of time that options granted are expected to be outstanding. The risk-free interest rate is based on U.S. Treasury securities with terms equal to the expected timing of stock option exercises as of the grant date. The dividend yield assumption reflects anticipated dividends on our common stock.
Black Scholes valuation assumptions for stock option grants:

	2012	2011	2010
Expected dividend yield	0.63%	0.61%	0.87%
Expected volatility	42.09%	41.61%	42.17%
Expected life (in years)	6.5	6.5	6.5
Risk-free interest rate	1.30%	2.84%	3.13%

The weighted-average grant-date fair value of options granted during the years ended December 31, 2012, 2011 and 2010 was $19.26, $17.59 and $12.25 per share, respectively.
The following summary shows stock option activity for employees under the Plan for the three years ended December 31, 2012:

	Number of Options Granted But Not Exercised	Weighted-Average Remaining Contractual Life (in Years)	Weighted-Average Exercise Price Per Share	Aggregate Intrinsic Value
	Number of Shares in Thousands			(In Millions)
December 31, 2009 (2,630 shares exercisable)	4,350	5.4 years	$15.47	$54.0
Granted	542		28.67
Exercised	(1,690)		10.68	37.3
Forfeited	(32)		25.97
December 31, 2010 (1,554 shares exercisable)	3,170	6.4 years	$20.17	$62.8
Granted	432		40.89
Exercised	(750)		15.05	19.7
Forfeited	(42)		23.08
December 31, 2011 (1,340 shares exercisable)	2,810	6.4 years	$24.67	$51.6
Granted	422		47.58
Exercised	(943)		19.86	30.7
Forfeited	(50)		39.24
December 31, 2012 (932 shares exercisable and 2,187 shares expected to vest or be exercised)	2,239	6.5 years	$30.69	$62.3

The number of stock options indicated in the above table as being exercisable as of December 31, 2012, had an intrinsic value of $36.0 million, a weighted-average remaining contractual term of 4.3 years, and a weighted-average exercise price of $19.86.
As of December 31, 2012, we had total remaining unrecognized compensation cost related to unvested stock options of $7.2 million which will be amortized over the weighted-average remaining requisite service period of approximately 1.8 years.
Restricted Equity Awards
The grant-date fair value of restricted stock awards and stock units under the Plan is based on the market price per share of our common stock on the date of grant, and the related compensation cost is amortized to expense on a straight-line basis over the vesting period during which the employees perform related services, which is typically three years except for those eligible for retirement prior to the stated vesting period.
The following table shows our employee restricted award activity for the three years ended December 31, 2012:

Number of Awards in Thousands	Number of awards	Weighted- Average Grant Date Fair Value
Nonvested at December 31, 2009	760	$22.35
Granted	416	30.79
Vested	(262)	20.01
Forfeited	(2)	26.39
Nonvested at December 31, 2010	912	$26.86
Granted	182	40.76
Vested	(320)	24.25
Forfeited	(16)	25.58
Nonvested at December 31, 2011	758	$31.33
Granted	221	49.88
Vested	(257)	27.60
Forfeited	(18)	39.21
Nonvested at December 31, 2012	704	$38.29

As of December 31, 2012, we had total remaining unrecognized compensation cost related to unvested restricted awards of $11.9 million which will be amortized over the weighted-average remaining requisite service period of approximately 2.1 years.

Equity	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Equity
Equity
The following is a summary of our capital stock activity over the past three years:

	Common Stock Shares	Treasury Stock Shares
December 31, 2009	185,983,792	40,946,032
Stock options and awards	—	(1,767,712)
Repurchases of common stock, net	—	3,833,784
December 31, 2010	185,983,792	43,012,104
Stock options and awards	—	(918,946)
Repurchases of common stock, net	—	4,216,318
December 31, 2011	185,983,792	46,309,476
Stock options and awards	—	(1,156,452)
Repurchases of common stock, net	—	3,160,390
December 31, 2012	185,983,792	48,313,414

Accumulated other comprehensive gain (loss) consisted of the following:

	December 31,
(in Millions)	2012	2011
Deferred (loss) gain on derivative contracts	$(1.5)	$(7.2)
Pension and other postretirement liability adjustment	(380.4)	(353.5)
Foreign currency translation adjustments	(27.0)	(29.3)
Accumulated other comprehensive gain (loss)	$(408.9)	$(390.0)

See Note 1 regarding the stock split.
Dividends and Share Repurchases

On January 17, 2013, we paid dividends totaling $18.7 million to our shareholders of record as of December 31, 2012. This amount is included in “Accrued and other liabilities” on the consolidated balance sheets as of December 31, 2012. For the years ended December 31, 2012, 2011 and 2010, we paid $47.8 million, $41.2 million, and $36.4 million in dividends, respectively.

On February 17, 2012, the Board of Directors authorized the repurchase of up to $250 million of our common stock. At December 31, 2012, $244.8 million remained unused from the authorization. The repurchase program does not include a specific timetable or price targets and may be suspended or terminated at any time. Shares may be purchased through open market or privately negotiated transactions at the discretion of management based on its evaluation of market prevailing conditions and other factors. During the year ended December 31, 2012, 3,072,540 shares were repurchased under the publicly announced repurchase program for $144.9 million.

Earnings Per Share	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
Earnings per common share ("EPS") is computed by dividing net income by the weighted average number of common shares outstanding during the period on a basic and diluted basis.
Our potentially dilutive securities include potential common shares related to our stock options, restricted stock and restricted stock units. Diluted earnings per share (“Diluted EPS”) considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an antidilutive effect. Diluted EPS excludes the impact of potential common shares related to our stock options in periods in which the option exercise price is greater than the average market price of our common stock for the period. For the years ended December 31, 2012 and 2010 there were no potential common shares excluded from Diluted EPS. For the year ended December 31, 2011 there were 430,812 potential common shares excluded from Diluted EPS.
Our non-vested restricted stock awards contain rights to receive non-forfeitable dividends, and thus, are participating securities requiring the two-class method of computing EPS. The two-class method determines EPS by dividing the sum of distributed earnings to common stockholders and undistributed earnings allocated to common stockholders by the weighted average number of shares of common stock outstanding for the period. In calculating the two-class method, undistributed earnings are allocated to both common shares and participating securities based on the weighted average shares outstanding during the period.
Earnings applicable to common stock and common stock shares used in the calculation of basic and diluted earnings per share are as follows:

(in Millions, Except Share and Per Share Data)	Year Ended December 31,
	2012	2011	2010
Earnings (loss) attributable to FMC stockholders:
Continuing operations, net of income taxes	$446.4	$397.7	$206.1
Discontinued operations, net of income taxes	(30.2)	(31.8)	(33.6)
Net income	$416.2	$365.9	$172.5
Less: Distributed and undistributed earnings allocable to restricted award holders	(2.0)	(1.7)	(1.0)
Net income allocable to common stockholders	$414.2	$364.2	$171.5

Basic earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$3.23	$2.79	$1.42
Discontinued operations	(0.22)	(0.22)	(0.23)
Net income	$3.01	$2.57	$1.19

Diluted earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$3.22	$2.77	$1.41
Discontinued operations	(0.22)	(0.22)	(0.23)
Net income	$3.00	$2.55	$1.18

Shares (in thousands):
Weighted average number of shares of common stock outstanding - Basic	137,701	142,056	144,420
Weighted average additional shares assuming conversion of potential common shares	1,112	1,252	1,740
Shares – diluted basis	138,813	143,308	146,160

Financial Instrument, Risk Management and Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Financial Instruments Risk Management And Fair Value Measurements [Abstract]
Financial Instrument, Risk Management and Fair Value Measurements
Financial Instruments, Risk Management and Fair Value Measurements
Our financial instruments include cash and cash equivalents, trade receivables, other current assets, certain receivables classified as other long-term assets, accounts payable, and amounts included in investments and accruals meeting the definition of financial instruments. The carrying value of these financial instruments approximates their fair value. Our other financial instruments include the following:

Financial Instrument	Valuation Method

Foreign Exchange Forward Contracts	Estimated amounts that would be received or paid to terminate the contracts at the reporting date based on current market prices for applicable currencies.

Commodity Forward and Option Contracts	Estimated amounts that would be received or paid to terminate the contracts at the reporting date based on quoted market prices for applicable commodities.

Debt	Our estimates and information obtained from independent third parties using market data, such as bid/ask spreads for the last business day of the reporting period.

The estimated fair value of the financial instruments in the above table have been determined using standard pricing models which take into account the present value of expected future cash flows discounted to the balance sheet date. These standard pricing models utilize inputs derived from, or corroborated by, observable market data such as interest rate yield curves and currency and commodity spot and forward rates. In addition, we test a subset of our valuations against valuations received from the transaction's counterparty to validate the accuracy of our standard pricing models. Accordingly, the estimates presented may not be indicative of the amounts that we would realize in a market exchange at settlement date and do not represent potential gains or losses on these agreements. The estimated fair values of foreign exchange forward contracts and commodity forward and option contracts are included in the tables within this Note. The estimated fair value of debt is $1,057.0 million and $866.8 million and the carrying amount is $965.1 million and $825.6 million as of December 31, 2012 and December 31, 2011, respectively.
Use of Derivative Financial Instruments to Manage Risk
We mitigate certain financial exposures, including currency risk, interest rate risk, and commodity purchase exposures, through a program of risk management that includes the use of derivative financial instruments. We enter into foreign exchange contracts, including forward and purchased option contracts, to reduce the effects of fluctuating foreign currency exchange rates.
We formally document all relationships between hedging instruments and hedged items, as well as the risk management objective and strategy for undertaking various hedge transactions. This process includes relating derivatives that are designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. We also formally assess at the inception of the hedge and on an ongoing basis, whether each derivative is highly effective in offsetting changes in fair values or cash flows of the hedged item. If we determine that a derivative is not highly effective as a hedge, or if a derivative ceases to be a highly effective hedge, we discontinue hedge accounting with respect to that derivative prospectively.
Foreign Currency Exchange Risk Management
We conduct business in many foreign countries, exposing earnings, cash flows, and our financial position to foreign currency risks. The majority of these risks arise as a result of foreign currency transactions. Our policy is to minimize exposure to adverse changes in currency exchange rates. This is accomplished through a controlled program of risk management that includes the use of foreign currency debt and forward foreign exchange contracts. We also use forward foreign exchange contracts to hedge firm and highly anticipated foreign currency cash flows, with an objective of balancing currency risk to provide adequate protection from significant fluctuations in the currency markets.
The primary currency movements for which we have exchange-rate exposure are the U.S. dollar versus the euro, the U.S. dollar versus the Chinese yuan and the U.S. dollar versus the Brazilian real.
Commodity Price Risk
We are exposed to risks in energy costs due to fluctuations in energy prices, particularly natural gas. We attempt to mitigate our exposure to increasing energy costs by hedging the cost of future deliveries of natural gas and entering into fixed-price contracts for the purchase of coal and fuel oil.
Our FMC Agricultural Solutions segment enters into contracts with certain customers in Brazil whereby we exchange our products for physical delivery of soybeans from the customer. In order to mitigate the price risk associated with these barter contracts, we have entered into offsetting derivatives to hedge our exposure.
Interest Rate Risk
We use various strategies to manage our interest rate exposure, including entering into interest rate swap agreements to achieve a targeted mix of fixed and variable-rate debt. In the agreements we exchange, at specified intervals, the difference between fixed and variable-interest amounts calculated on an agreed-upon notional principal amount. As of December 31, 2012 and December 31, 2011, we had no such swap agreements in place.
Concentration of Credit Risk
Our counterparties to derivative contracts are primarily major financial institutions. We limit the dollar amount of contracts entered into with any one financial institution and monitor counterparties’ credit ratings. We also enter into master netting agreements with each financial institution, where possible, which helps mitigate the credit risk associated with our financial instruments. While we may be exposed to credit losses due to the nonperformance of counterparties, we consider this risk remote.
Financial Guarantees and Letter-of-Credit Commitments
We enter into various financial instruments with off-balance-sheet risk as part of the normal course of business. These off-balance-sheet instruments include financial guarantees and contractual commitments to extend financial guarantees under letters of credit and other assistance to customers (Notes 1 and 18). Decisions to extend financial guarantees to customers, and the amount of collateral required under these guarantees, is based on our evaluation of creditworthiness on a case-by-case basis.

Accounting for Derivative Instruments and Hedging Activities
Cash Flow Hedges
We recognize all derivatives on the balance sheet at fair value. On the date the derivative instrument is entered into, we designate the derivative as a hedge of the variability of cash flows to be received or paid related to a forecasted transaction (cash flow hedge). We record in accumulated other comprehensive income or loss (“AOCI”) changes in the fair value of derivatives that are designated as and meet all the required criteria for, a cash flow hedge. We then reclassify these amounts into earnings as the underlying hedged item affects earnings. We record immediately in earnings changes in the fair value of derivatives that are not designated as cash flow hedges.
As of December 31, 2012, we had open foreign currency forward contracts in AOCI in a net gain position of $0.7 million designated as cash flow hedges of underlying forecasted sales and purchases. Current open contracts hedge forecasted transactions until December 31, 2013. At December 31, 2012, we had open forward contracts with various expiration dates to buy, sell or exchange foreign currencies with a U.S. dollar equivalent of approximately $435 million.
As of December 31, 2012, we had current open commodity contracts in AOCI in a net loss position of $1.0 million designated as cash flow hedges of underlying forecasted purchases, primarily natural gas. Current open commodity contracts hedge forecasted transactions until December 31, 2014. At December 31, 2012, we had 8.3 million mmBTUs (millions of British Thermal Units) in aggregate notional volume of outstanding natural gas commodity forward contracts to hedge forecasted purchases.
Of the $0.3 million of net losses after-tax, representing both open foreign currency exchange contracts and open commodity contracts, approximately $0.2 million of these losses would be realized in earnings during the twelve months ending December 31, 2013, if spot rates in the future are consistent with forward rates as of December 31, 2012. The actual effect on earnings will be dependent on actual spot rates when the forecasted transactions occur. We recognize derivative gains and losses in the “Costs of sales and services” line in the consolidated statements of income.

Derivatives Not Designated As Hedging Instruments
We hold certain forward contracts that have not been designated as cash flow hedging instruments for accounting purposes. Contracts used to hedge the exposure to foreign currency fluctuations associated with certain monetary assets and liabilities are not designated as cash flow hedging instruments, and changes in the fair value of these items are recorded in earnings. We hold call options that are effective as economic hedges of a portion of our natural gas exposure and the change in fair value of this instrument is also recorded in earnings. We periodically hold soybean barter contracts which qualify as derivatives and we have entered into offsetting commodity contracts to hedge our exposure. Both the change in fair value of the soybean barter contracts and the offsetting commodity contracts are recorded in earnings.
We had open forward contracts not designated as cash flow hedging instruments for accounting purposes with various expiration dates to buy, sell or exchange foreign currencies with a U.S. dollar equivalent of approximately $500 million at December 31, 2012. We held an immaterial amount of bushels, in aggregate notional volume of outstanding soybean contracts, to hedge outstanding barter contracts at December 31, 2012.

Fair Value of Derivative Instruments
The following table provides the gross fair value and net balance sheet presentation of our derivative instruments as of December 31, 2012 and 2011.

	December 31, 2012
	Gross Amount of Derivatives
(in Millions)	Designated as Cash Flow Hedges	Not Designated as Hedging Instruments	Total Gross Amounts	Gross Amounts Offset in the Consolidated Balance Sheet (3)	Net Amounts
Derivatives
Foreign exchange contracts	$5.7	$—	$5.7	$(4.2)	$1.5
Energy contracts	0.2	—	0.2	(0.2)	—
Other contracts	0.2	—	0.2	—	0.2
Total Derivative Assets (1)	$6.1	$—	$6.1	$(4.4)	$1.7

Foreign exchange contracts	$(4.7)	$(1.9)	$(6.6)	$4.2	$(2.4)
Energy contracts	(1.7)	—	(1.7)	0.2	(1.5)
Total Derivative Liabilities (2)	$(6.4)	$(1.9)	$(8.3)	$4.4	$(3.9)

Net Derivative Assets/(Liabilities)	$(0.3)	$(1.9)	$(2.2)	$—	$(2.2)

	December 31, 2011
	Gross Amount of Derivatives
(in Millions)	Designated as Cash Flow Hedges	Not Designated as Hedging Instruments	Gross Amounts	Gross Amounts Offset in the Consolidated Balance Sheet (3)	Net Amounts
Derivatives
Foreign exchange contracts	$13.0	$3.6	$16.6	$(4.7)	$11.9
Energy contracts	0.5	—	0.5	—	0.5
Other contracts	—	—	—	—	—
Total Derivative Assets (1)	$13.5	$3.6	$17.1	$(4.7)	$12.4

Foreign exchange contracts	$(14.9)	$(0.1)	$(15.0)	$4.7	$(10.3)
Energy contracts	(8.0)	—	(8.0)	—	(8.0)
Total Derivative Liabilities (2)	$(22.9)	$(0.1)	$(23.0)	$4.7	$(18.3)

Net Derivative Assets/(Liabilities)	$(9.4)	$3.5	$(5.9)	$—	$(5.9)
____________________

(1)	Net balance is included in “Prepaid and other current assets” in the condensed consolidated balance sheets.

(2)	Net balance is included in “Accrued and other liabilities” in the condensed consolidated balance sheets.

(3)	Represents net derivatives positions subject to master netting arrangements.

The following tables provide the impact of derivative instruments and related hedged items on the consolidated statements of income for the years ended December 31, 2012 and 2011.

Derivatives in Cash Flow Hedging Relationships

	Contracts
(in Millions)	Foreign exchange	Energy	Other	Total
Accumulated other comprehensive income (loss), net of tax at December 31, 2009	$(0.7)	$0.6	$—	$(0.1)
2010 Activity
Unrealized hedging gains (losses) and other, net of tax	2.4	(8.3)	—	(5.9)
Reclassification of deferred hedging (gains) losses, net of tax
Effective Portion (1)	(1.2)	3.8	—	2.6
Ineffective Portion (1)	(0.1)	—	—	(0.1)
	1.1	(4.5)	—	(3.4)

Accumulated other comprehensive income (loss), net of tax at December 31, 2010	$0.4	$(3.9)	$—	$(3.5)
2011 Activity
Unrealized hedging gains (losses) and other, net of tax	(3.1)	(5.9)	(1.3)	(10.3)
Reclassification of deferred hedging (gains) losses, net of tax
Effective Portion (1)	1.3	5.0	—	6.3
Ineffective Portion (1)	0.3	—	—	0.3
	(1.5)	(0.9)	(1.3)	(3.7)

Accumulated other comprehensive income (loss), net of tax at December 31, 2011	$(1.1)	$(4.8)	$(1.3)	$(7.2)
2012 Activity
Unrealized hedging gains (losses) and other, net of tax	2.1	(2.3)	—	(0.2)
Reclassification of deferred hedging (gains) losses, net of tax
Effective Portion (1)	(0.2)	6.1	0.1	6.0
Ineffective Portion (1)	(0.1)	—	—	(0.1)
	1.8	3.8	0.1	5.7

Accumulated other comprehensive income (loss), net of tax at December 31, 2012	$0.7	$(1.0)	$(1.2)	$(1.5)
____________________

(1)	Amounts are included in “Cost of sales and services” and "Interest expense" on the consolidated statements of income.

Derivatives Not Designated as Hedging Instruments

	Location of Gain or (Loss) Recognized in Income on Derivatives	Amount of Pre-tax Gain or (Loss) Recognized in Income on Derivatives
		Year Ended December 31,
(in Millions)		2012	2011	2010
Foreign Exchange contracts	Cost of Sales and Services	$6.7	$3.3	$(3.0)
Commodity contracts:
Energy contracts	Cost of Sales and Services	—	(0.2)	(0.8)
Total		$6.7	$3.1	$(3.8)

Fair-Value Measurements
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Market participants are defined as buyers or sellers in the principle or most advantageous market for the asset or liability that are independent of the reporting entity, knowledgeable and able and willing to transact for the asset or liability.

Fair-Value Hierarchy
We have categorized our assets and liabilities that are recorded at fair value, based on the priority of the inputs to the valuation technique, into a three-level fair-value hierarchy. The fair-value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure the assets and liabilities fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the fair-value measurement of the instrument.
The following tables present our fair-value hierarchy for those assets and liabilities measured at fair-value on a recurring basis in our consolidated balance sheets as of December 31, 2012 and December 31, 2011.

(in Millions)	December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Derivatives – Commodities: (2)
Other contracts	0.2	—	0.2	—
Derivatives – Foreign Exchange (2)	1.5	—	1.5	—
Other (3)	33.0	33.0	—	—
Total Assets	$34.7	$33.0	$1.7	$—

Liabilities
Derivatives – Commodities: (4)
Energy contracts	$1.5	$—	$1.5	$—
Derivatives – Foreign Exchange (4)	2.4	—	2.4	—
Acquisition (5)	1.0	—	—	1.0
Other (6)	39.8	39.8	—	—
Total Liabilities	$44.7	$39.8	$3.9	$1.0

(in Millions)	December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Available-for-sale securities:
Common Stock (1)	$0.1	$0.1	$—	$—
Derivatives – Commodities: (2)
Energy contracts	0.5	—	0.5	—
Derivatives – Foreign Exchange (2)	11.9	—	11.9	—
Other (3)	20.9	20.9	—	—
Total Assets	$33.4	$21.0	$12.4	$—

Liabilities
Derivatives – Commodities: (4)
Energy contracts	$8.0	$—	$8.0	$—
Derivatives – Foreign Exchange (4)	10.3	—	10.3	—
Acquisition (5)	3.5	—	—	3.5
Other (6)	31.8	31.8	—	—
Total Liabilities	$53.6	$31.8	$18.3	$3.5
____________________

(1)	Amounts included in “Investments” in the consolidated balance sheets.

(2)	Amounts included in “Prepaid and other current assets” in the consolidated balance sheets.

(3)
Consists of a deferred compensation arrangement, through which we hold various investment securities, recognized on our balance sheet. Both the asset and liability are recorded at fair value. Asset amounts included in “Other assets” in the consolidated balance sheets.

(4)	Amounts included in “Accrued and other liabilities” in the consolidated balance sheets.

(5)	Represents contingent consideration associated with the acquisitions during 2011. See Note 3 for more information. The changes in this Level 3 liability were not material for the period presented.

(6)
Consists of a deferred compensation arrangement recognized on our balance sheet. Both the asset and liability are recorded at fair value. Liability amounts included in “Other long-term liabilities” in the consolidated balance sheets.

The following tables present our fair value hierarchy for those assets and liabilities measured at fair value on a non-recurring basis in our consolidated balance sheets during the year ended December 31, 2012 and 2011. See Note 3 for the assets and liabilities measured on a non-recurring basis at fair value associated with our acquisitions.

(in Millions)	Year ended December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Gains (Losses) (Year Ended December 31, 2012)
Assets
Long-lived assets to be abandoned (1)	$3.1	$—	$—	$3.1	$(15.9)
Total Assets	$3.1	$—	$—	$3.1	$(15.9)

Liabilities
Liabilities associated with exit activities (2)	$5.6	$—	$5.6	$—	$(5.6)
Total Liabilities	$5.6	$—	$5.6	$—	$(5.6)
____________________

(1)
We recorded charges to write down the value of certain long-lived assets to be abandoned within our FMC Agricultural Solutions and FMC Minerals segments to zero and in our FMC Peroxygens segments to their salvage value of $3.1 million, respectively. These long-lived assets have no future use and are anticipated to be demolished. The loss noted in the above table represents the accelerated depreciation of these assets recorded during the period.

(2)	This amount represents severance liabilities associated with the Zeolites shutdown as further described in Note 7.

(in Millions)	Year ended December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Gains (Losses) (Year Ended December 31, 2011)
Assets
Long-lived assets to be abandoned (1)	$2.3	$—	$—	$2.3	$(16.4)
Total Assets	$2.3	$—	$—	$2.3	$(16.4)

Liabilities
Liabilities associated with exit activities (2)	5.5	—	5.5	—	(5.5)
Total Liabilities	$5.5	$—	$5.5	$—	$(5.5)
____________________

(1)
In connection with the Sodium Percarbonate phase-out, we recorded charges to write down the value of the related long-lived assets to be abandoned to their salvage value of $0.7 million. The majority of the long-lived assets have a fair value of zero as they have no future use and are anticipated to be demolished. We also recognized a $1.6 million charge to write-down certain other assets to fair value in our FMC Peroxygens segment during the year ended December 31, 2011. The loss noted in the above table represents the accelerated depreciation and write-down of these assets recorded during the period.

(2)	This amount represents severance liabilities associated with the Sodium Percarbonate phase-out as further described in Note 7.

Guarantees, Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments Guarantees and Contingent Liabilities [Abstract]
Guarantees, Commitments, and Contingencies
Guarantees, Commitments, and Contingencies
We lease office space, plants and facilities, and various types of manufacturing, data processing and transportation equipment. Leases of real estate generally provide for our payment of property taxes, insurance and repairs. Capital leases are not significant. Rent expense under operating leases amounted to $12.3 million, $19.5 million and $18.8 million in 2012, 2011 and 2010, respectively. Rent expense is net of credits (received for the use of leased transportation assets) of $25.4 million, $23.1 million and $21.9 million in 2012, 2011 and 2010, respectively.
Minimum future rentals under noncancelable leases are estimated to be payable as follows: $29.0 million in 2013, $30.8 million in 2014, $30.6 million in 2015, $21.3 million in 2016, $13.2 million in 2017 and $25.5 million thereafter. Minimum future rentals for transportation assets included above aggregated approximately $88.0 million, against which we expect to continue to receive credits to substantially defray our rental expense.
Our minimum commitments under our take-or-pay purchase obligations associated with the sourcing of materials and energy total approximately $81.2 million. Since the majority of our minimum obligations under these contracts are over the life of the contract as opposed to a year-by-year basis, we are unable to determine the periods in which these obligations could be payable under these contracts. However, we intend to fulfill the obligations associated with these contracts through our purchases associated with the normal course of business.
The following table provides the estimated undiscounted amount of potential future payments for each major group of guarantees at December 31, 2012:

(in Millions)
Guarantees:
Guarantees of vendor financing	$31.4
Foreign equity method investment debt guarantees	6.7
Other debt guarantees	16.9
Total	$55.0

We provide guarantees to financial institutions on behalf of certain FMC Agricultural Solutions customers, principally in Brazil and Mexico, for their seasonal borrowing. The total of these guarantees was $31.4 million and $18.5 million at December 31, 2012 and 2011, respectively, and is recorded on the consolidated balance sheets for each date as “Guarantees of vendor financing”. The change in the guarantees is generally due to the seasonality of the FMC Agricultural Solutions business.
Excluded from the chart above, in connection with our property and asset sales and divestitures, we have agreed to indemnify the buyer for certain liabilities, including environmental contamination and taxes that occurred prior to the date of sale. Our indemnification obligations with respect to these liabilities may be indefinite as to duration and may or may not be subject to a deductible, minimum claim amount or cap. As such, it is not possible for us to predict the likelihood that a claim will be made or to make a reasonable estimate of the maximum potential loss or range of loss. If triggered, we may be able to recover some of the indemnity payments from third parties. We have not recorded any specific liabilities for these guarantees.
Contingencies
Hydrogen Peroxide competition / antitrust litigation. We are subject to actions brought by private plaintiffs relating to alleged violations of European and Canadian competition and antitrust laws, as further described below.
European competition action. Multiple European purchasers of hydrogen peroxide who claim to have been harmed as a result of alleged violations of European competition law by hydrogen peroxide producers assigned their legal claims to a single entity formed by a law firm. The single entity then filed a lawsuit in Germany in March 2009 against European producers, including our wholly-owned Spanish subsidiary, Foret. Initial defense briefs were filed in April 2010, and an initial hearing was held during the first quarter of 2011, at which time case management issues were discussed. At a subsequent hearing in October 2011, the Court indicated that it was considering seeking guidance from the European Court of Justice (“ECJ”) as to whether the German courts have jurisdiction over these claims. After submission of written comments on this issue by the parties, on March 1, 2012, the judge announced that she would refer the jurisdictional issues to the ECJ. Such a reference to the ECJ normally takes 12-18 months for completion. Since the case is in the preliminary stages and is based on a novel procedure - namely the attempt to create a cross-border “class action” which is not a recognized proceeding under EU or German law - we are unable to develop a reasonable estimate of our potential exposure of loss at this time. We intend to vigorously defend this matter.
Canadian antitrust actions. In 2005, after public disclosures of the U.S. federal grand jury investigation into the hydrogen peroxide industry (which resulted in no charges brought against us) and the filing of various class actions in U.S. federal and state courts, which have all been settled, putative class actions against us and five other major hydrogen peroxide producers were filed in provincial courts in Ontario, Quebec and British Columbia under the laws of Canada. The other five defendants have settled these claims for a total of approximately $20.6 million. On September 28, 2009, the Ontario Superior Court of Justice certified a class of direct and indirect purchasers of hydrogen peroxide from 1994 to 2005. Our motion for leave to appeal the class certification decision was denied in June 2010. Since then, the case has been largely dormant. In early 2012 the parties began a more detailed dialogue on discovery and at a hearing on April 5, 2012, they requested the judge to issue more specific guidance on document production. The court instead stayed the litigation pending resolution by the Canadian Supreme Court of the viability of indirect purchaser claims. The Canadian Supreme Court heard argument on that issue in October 2012. Since the proceedings are in the preliminary stages with respect to the merits, we are unable to develop a reasonable estimate of our potential exposure of loss at this time. We intend to vigorously defend these matters.
Asbestos claims. Like hundreds of other industrial companies, we have been named as one of many defendants in asbestos-related personal injury litigation. Most of these cases allege personal injury or death resulting from exposure to asbestos in premises of FMC or to asbestos-containing components installed in machinery or equipment manufactured or sold by businesses classified as discontinued operations. We intend to continue managing these cases in accordance with our historical experience. We have established a reserve for this litigation within our discontinued operations and are unable to develop a reasonable estimate of any exposure of a loss in excess of the established reserve. Our experience has been that the overall trends in terms of the rate of filing of asbestos-related claims with respect to all potential defendants has changed over time, and that filing rates as to us in particular have varied significantly over the last several years. We are a peripheral defendant - that is, we have never manufactured asbestos or asbestos-containing components. As a result, claim filing rates against us have yet to form a predictable pattern, and we are unable to project a reasonably accurate future filing rate and thus, we are presently unable to reasonably estimate our asbestos liability with respect to claims that may be filed in the future.
Other contingent liabilities. In addition to the matters disclosed above, we have certain other contingent liabilities arising from litigation, claims, products we have sold, guarantees or warranties we have made, contracts we have entered into, indemnities we have provided, and other commitments incident to the ordinary course of business. Some of these contingencies are known - for example pending product liability litigation or claims - but are so preliminary that the merits cannot be determined, or if more advanced, are not deemed material based on current knowledge; and some are unknown - for example, claims with respect to which we have no notice or claims which may arise in the future, resulting from products we have sold, guarantees or warranties we have made, or indemnities we have provided. Therefore, we are unable to develop a reasonable estimate of our potential exposure of loss for these contingencies, either individually or in the aggregate, at this time. Based on information currently available and established reserves, we have no reason to believe that the ultimate resolution of our known contingencies, including the matters described in this Note, will have a material adverse effect on our consolidated financial position, liquidity or results of operations. However, there can be no assurance that the outcome of these contingencies will be favorable, and adverse results in certain of these contingencies could have a material adverse effect on our consolidated financial position, results of operations in any one reporting period, or liquidity.
See Note 10 for the Pocatello tribal litigation for a legal proceeding associated with our environmental contingencies.

Segment Information	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Segment Information
Segment Information
In April 2013, we made the decision to simplify our organizational structure to focus on three core business segments. The new segments better reflect the markets where we participate and lead today, and where we expect to grow in the future.
Beginning in the second quarter of 2013 the following changes have been made:

•
Our BioPolymer division has been moved into a standalone reporting segment and renamed FMC Health and Nutrition. This change better reflects our strategic intent to continue to broaden our product and customer base in faster growing food and pharmaceutical segments and to expand into nutraceuticals, personal care and similar markets.

•
We have combined our Lithium and Alkali Chemicals divisions into a single reporting segment, FMC Minerals. We believe doing this will enable us to leverage technical resources and improve operating performance in both businesses.

•	Our Agricultural Products Group has been renamed FMC Agricultural Solutions. We believe this name change better reflects the value-added solutions and services that we provide to our customers.

•
Finally, our Peroxygens and related Environmental Solutions product lines have become a standalone reporting segment called FMC Peroxygens. We have begun exploring the divestiture of all of this segment.

Additionally, effective in January 2013, our segment presentations including allocation of certain corporate expenses were updated to reflect how we currently make financial decisions and allocate resources. The presentation change was also made since we believe the changes provide a better understanding of the underlying profitability of each individual business segment. The changes were the following:

•	Allocation of certain long-term incentives, primarily stock-based compensation, from the category other income (expense), net to each business segment.

•	Allocation of the depreciation on capitalized interest associated with completed construction projects from the category other income (expense), net to each business segment.

•
The presentation of the impact of noncontrolling interest as its own line item. Noncontrolling interest impacts were previously netted within each individual segment. The majority of the noncontrolling interest pertains to our FMC Minerals segment.

•	We have combined other income (expense), net and corporate expense into one line item renamed “Corporate and other”.
We have recast the data below to reflect the above changes in our reportable segments to conform to the current year presentation.

(in Millions)	Year Ended December 31,
	2012	2011	2010
Revenue
FMC Agricultural Solutions	$1,763.8	$1,464.5	$1,241.8
FMC Health and Nutrition	680.8	654.3	611.5
FMC Minerals	966.2	917.5	834.1
FMC Peroxygens	339.0	342.1	430.3
Eliminations	(1.5)	(0.5)	(1.4)
Total	$3,748.3	$3,377.9	$3,116.3
Income (loss) from continuing operations before income taxes
FMC Agricultural Solutions	$454.0	$349.8	$308.8
FMC Health and Nutrition	161.6	159.4	145.5
FMC Minerals	171.4	175.7	145.1
FMC Peroxygens	30.1	28.0	20.9
Eliminations	(0.4)	—	1.0
Segment operating profit	816.7	712.9	621.3
Corporate and other	(78.6)	(75.3)	(59.7)
Operating profit before the items listed below	738.1	637.6	561.6
Interest expense, net	(45.3)	(39.4)	(39.3)
Restructuring and other income (charges) (1)	(38.1)	(32.4)	(151.9)
Non-operating pension and postretirement (charges) income (2)	(34.9)	(14.5)	(19.9)
Acquisition-related charges (3)	(7.2)	(0.8)	—
Provision for income taxes	(146.7)	(136.5)	(132.0)
Discontinued operations, net of income taxes	(30.2)	(31.8)	(33.6)
Net income attributable to noncontrolling interests	(19.5)	(16.3)	(12.4)
Net income attributable to FMC stockholders	$416.2	$365.9	$172.5
____________________

(1)
See Note 7 for details of restructuring and other charges (income). Amounts for the years ended 2012, 2011 and 2010 relate to FMC Agricultural Solutions charges of $8.5 million, $1.2 million and $7.3 million; FMC Health and Nutrition charges of $0.7 million, $1.5 million and $8.0 million; FMC Minerals charges (income) of $13.0 million, $0.7 million and $(1.1) million; FMC Peroxygens charges of $10.6 million, $26.1 million and $124.2 million; and Corporate charges of $5.3 million, $2.9 million and $13.5 million, respectively.

(2)
Our non-operating pension and postretirement costs are defined as those costs related to interest, expected return on plan assets, amortized actuarial gains and losses and the impacts of any plan curtailments or settlements. These costs are primarily related to changes in pension plan assets and liabilities which are tied to financial market performance and we consider these costs to be outside our operational performance. We exclude these non-operating pension and postretirement costs as we believe that removing them provides a better understanding of the underlying profitability of our businesses, provides increased transparency and clarity in the performance of our retirement plans and enhances period-over-period comparability. We continue to include the service cost and amortization of prior service cost in our operating segments noted above. We believe these elements reflect the current year operating costs to our businesses for the employment benefits provided to active employees.

(3)
These charges were related to the expensing of the inventory fair value step-up resulting from the application of purchase accounting. The charges for the year ended December 31, 2012 and 2011 primarily relate to a number of acquisitions completed in 2011, further described in Note 3. On the consolidated statements of income, the charges presented are included in “Costs of sales and services”. No such charges occurred for the year ended December 31, 2010.

Net sales to external customers for each of our product line groups is presented below. Our FMC Agricultural Solutions and FMC Health and Nutrition segments have one product line group respectively, and therefore net sales to external customers within these two segments are included in the table above.

(in Millions)	Year Ended December 31,
	2012	2011	2010
Net Sales
Alkali	$733.2	$692.7	$621.1
Lithium	233.0	224.8	213.0
Total FMC Minerals Segment	$966.2	$917.5	$834.1

(in Millions)	Year Ended December 31,
	2012	2011	2010
Net Sales
Peroxygens	$328.7	$326.1	$296.5
Zeolites, Phosphates and Sulfur Derivatives	10.3	16.0	133.8
Total FMC Peroxygens Segment	$339.0	$342.1	$430.3

(in Millions)	December 31,
	2012	2011	2010
Operating capital employed (1)
FMC Agricultural Solutions	$1,184.3	$903.2	$756.6
FMC Health and Nutrition	874.2	696.1	637.2
FMC Minerals	702.1	610.2	539.5
FMC Peroxygens	276.0	243.3	163.6
Elimination	—	(0.2)	(0.2)
Total operating capital employed	3,036.6	2,452.6	2,096.7
Segment liabilities included in total operating capital employed	902.8	760.3	667.3
Corporate items	434.5	530.6	555.9
Total assets	$4,373.9	$3,743.5	$3,319.9
Segment assets (2)
FMC Agricultural Solutions	$1,793.7	$1,382.8	$1,090.9
FMC Health and Nutrition	958.1	765.1	697.9
FMC Minerals	830.0	731.9	643.4
FMC Peroxygens	357.6	333.4	332.0
Elimination	—	(0.3)	(0.2)
Total segment assets	3,939.4	3,212.9	2,764.0
Corporate items	434.5	530.6	555.9
Total assets	$4,373.9	$3,743.5	$3,319.9
 ____________________

(1)
We view operating capital employed, which consists of assets, net of liabilities, reported by our operations and excluding corporate items such as cash equivalents, debt, pension liabilities, income taxes and LIFO reserves, as our primary measure of segment capital.

(2)	Segment assets are assets recorded and reported by the segments and are equal to segment operating capital employed plus segment liabilities. See Note 1.

	Year Ended December 31,
(in Millions)	Capital Expenditures			Depreciation and Amortization			Research and Development Expense
	2012	2011	2010	2012	2011	2010	2012	2011	2010
FMC Agricultural Solutions	$18.4	$17.4	$12.9	$34.0	$23.1	$21.7	$95.4	$84.3	$80.9
FMC Health and Nutrition	56.5	38.8	32.3	24.7	22.1	19.9	9.9	10.1	9.3
FMC Minerals	92.9	88.9	56.2	50.3	48.4	52.6	6.7	6.6	6.0
FMC Peroxygens	29.3	32.7	31.8	21.3	26.0	33.4	5.8	4.2	4.3
Corporate	9.5	11.7	9.1	7.5	7.0	6.0	—	—	—
Total	$206.6	$189.5	$142.3	$137.8	$126.6	$133.6	$117.8	$105.2	$100.5
Geographic Segment Information

(in Millions)	Year Ended December 31,
	2012	2011	2010
Revenue (by location of customer):
North America (1)	$1,298.9	$1,188.8	$1,125.4
Europe/Middle East/Africa	618.7	635.7	677.6
Latin America (1)	1,179.2	976.3	821.8
Asia Pacific	651.5	577.1	491.5
Total	$3,748.3	$3,377.9	$3,116.3
  ____________________

(1)
In 2012, countries with sales in excess of ten percent of consolidated revenue consisted of the U.S. and Brazil. Sales for the years ended December 2012, 2011 and 2010 for the U.S. totaled $1,217.8 million, $1,109.6 million and $1,056.1 million and for Brazil totaled $846.6 million, $695.2 million and $564.7 million, respectively.

(in Millions)	December 31,
	2012	2011
Long-lived assets (1):
North America (2)	$1,011.6	$860.9
Europe/Middle East/Africa (2)	558.1	467.2
Latin America	143.1	106.5
Asia Pacific	246.0	192.6
Total	$1,958.8	$1,627.2
   ____________________

(1)	Geographic segment long-lived assets exclude long-term deferred income taxes on the consolidated balance sheets.

(2)
The countries with long-lived assets in excess of 10 percent of consolidated long-lived assets at December 31, 2012 and 2011 are the U.S. and Norway. Long lived assets at December 31, 2012 and 2011 for the U.S. totaled $967.7 million and $819.0 million and for Norway totaled $245.8 million and $234.3 million, respectively. Norway assets included goodwill of $162.3 million and $165.7 million at December 31, 2012 and 2011, respectively.

Supplemental Information	12 Months Ended
Dec. 31, 2012
Supplemental Information [Abstract]
Supplemental Information [Text Block]
Supplemental Information

The following tables present details of prepaid and other current assets, other assets, accrued and other liabilities and other long-term liabilities as presented on the consolidated balance sheets:

Prepaid and other current assets	December 31,
(in Millions)	2012	2011
Prepaid insurance	$7.1	$7.6
Income and value added tax receivables	59.7	57.6
Environmental obligation recoveries (Note 10)	13.3	9.4
Other prepaid and current assets	101.0	98.8
Total	$181.1	$173.4

Other assets	December 31,
(in Millions)	2012	2011
Debt financing fees, net	$7.7	$9.1
Contract manufacturers expenditures	55.9	38.7
Capitalized software, net	32.8	21.8
Environmental obligation recoveries (Note 10)	38.3	48.9
Export tax receivable	23.5	—
Deferred compensation arrangements	33.0	20.9
Other long-term assets	81.1	59.5
Total	$272.3	$198.9

Accrued and other liabilities	December 31,
(in Millions)	2012	2011
Asset retirement obligations, current (Note 8)	$14.9	$9.8
Restructuring reserves (Note 7)	10.5	12.4
Dividend Payable (Note 15)	18.7	10.5
Environmental reserves, current, net of recoveries (Note 10)	15.8	13.6
Other accrued and other liabilities	132.1	139.9
Total	$192.0	$186.2

Other long-term liabilities	December 31,
(in Millions)	2012	2011
Asset retirement obligations, long-term (Note 8)	$10.6	$17.2
Contingencies related to uncertain tax positions (Note 11)	23.3	8.1
Deferred compensation arrangements	39.8	31.8
Self insurance reserves (primarily workers' compensation)	19.6	19.7
Lease obligations	31.8	11.3
Other long-term liabilities	29.4	28.7
Total	$154.5	$116.8

Quarterly Financial Information	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information [Text Block]
Quarterly Financial Information (Unaudited)

(in Millions, Except Share and Per Share Data)	2012				2011
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Revenue	$940.7	$905.2	$902.4	$1,000.0	$795.0	$812.2	$862.1	$908.6
Gross Profit	347.3	337.8	315.5	340.6	288.1	298.8	287.4	293.1
Income (loss) from continuing operations before equity in (earnings) loss of affiliates, net interest income and expense and income taxes	188.0	175.5	146.8	147.9	155.0	155.6	135.6	141.1
Income (loss) from continuing operations (2)	132.0	118.4	100.9	114.6	105.4	121.1	97.2	90.3
Discontinued operations, net of income taxes	(7.4)	(8.1)	(6.3)	(8.4)	(8.0)	(8.9)	(6.3)	(8.6)
Net income (loss) (3)	124.6	110.3	94.6	106.2	97.4	112.2	90.9	81.7
Less: Net income attributable to noncontrolling interests	5.5	5.4	4.6	4.0	3.4	5.0	4.1	3.8
Net income (loss) attributable to FMC stockholders	$119.1	$104.9	$90.0	$102.2	$94.0	$107.2	$86.8	$77.9
Amounts attributable to FMC stockholders:
Continuing operations, net of income taxes	$126.5	$113.0	$96.3	$110.6	$102.0	$116.1	$93.1	$86.5
Discontinued operations, net of income taxes	(7.4)	(8.1)	(6.3)	(8.4)	(8.0)	(8.9)	(6.3)	(8.6)
Net income (loss)	$119.1	$104.9	$90.0	$102.2	$94.0	$107.2	$86.8	$77.9
Basic earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$0.91	$0.82	$0.70	$0.80	$0.71	$0.81	$0.65	$0.61
Discontinued operations	(0.05)	(0.06)	(0.05)	(0.06)	(0.06)	(0.06)	(0.04)	(0.06)
Basic net income (loss) per common share (1)	$0.86	$0.76	$0.65	$0.74	$0.65	$0.75	$0.61	$0.55
Diluted earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$0.90	$0.82	$0.70	$0.80	$0.71	$0.80	$0.65	$0.61
Discontinued operations	(0.05)	(0.06)	(0.05)	(0.06)	(0.06)	(0.06)	(0.04)	(0.06)
Diluted net income (loss) per common share (1)	$0.85	$0.76	$0.65	$0.74	$0.65	$0.74	$0.61	$0.55
Weighted average shares outstanding:
Basic	138.3	137.2	137.4	137.6	143.0	143.2	141.9	140.4
Diluted	139.5	138.3	138.4	138.6	144.2	144.4	143.1	141.4
 ____________________

(1)	The sum of quarterly earnings per common share may differ from the full-year amount.

(2)
In the fourth quarter of 2012, our results were unfavorably impacted by $13.3 million ($9.3 million after-tax) of restructuring and other charges (income), which arose from the Lithium restructuring. (See Note 7).

(3)
In the fourth quarter of 2012, our results were favorably impacted due to a valuation allowance decrease of $14.9 million related to U.S. state net operating losses now expected to be recoverable (See Note 11).

SCHEDULE II—Valuation and Qualifying Accounts and Reserves	12 Months Ended
Dec. 31, 2012
Valuation and Qualifying Accounts [Abstract]
Schedule of Valuation and Qualifying Accounts Disclosure [Text Block]
SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
FOR YEARS ENDED DECEMBER 31, 2012, 2011 and 2010

(in Millions)	Balance, Beginning of Year	Provision /(benefit)	Write- offs (1)	Balance, End of Year
December 31, 2012
Reserve for doubtful accounts	$21.5	8.7	(3.0)	$27.2
Deferred tax valuation allowance	$92.6	(8.1)	—	$84.5
December 31, 2011
Reserve for doubtful accounts	$21.7	3.8	(4.0)	$21.5
Deferred tax valuation allowance	$76.3	16.3	—	$92.6
December 31, 2010
Reserve for doubtful accounts	$18.2	4.3	(0.8)	$21.7
Deferred tax valuation allowance	$37.1	39.2	—	$76.3
____________________

(1)	Write-offs are net of recoveries.

Principal Accounting Policies and Related Financial Information (Policies)	12 Months Ended
Dec. 31, 2012
Principal Accounting Policies and Related Financial Information (Policies) [Abstract]
Consolidation, Policy [Policy Text Block]
Basis of consolidation and basis of presentation. The accompanying consolidated financial statements of FMC Corporation and its subsidiaries were prepared in accordance with accounting principles generally accepted in the United States of America. Our consolidated financial statements include the accounts of FMC and all entities that we directly or indirectly control. All significant intercompany accounts and transactions are eliminated in consolidation.

Use of Estimates, Policy [Policy Text Block]
Estimates and assumptions. In preparing the financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results are likely to differ from those estimates, but we do not believe such differences will materially affect our financial position, results of operations or cash flows.

Cash and Cash Equivalents, Policy [Policy Text Block]	Cash equivalents. We consider investments in all liquid debt instruments with original maturities of three months or less to be cash equivalents.
Receivables, Policy [Policy Text Block]
Trade receivables, net of allowance. Trade receivables consist of amounts owed to us from customer sales and are recorded when revenue is recognized. The allowance for trade receivables represents our best estimate of the probable losses associated with potential customer defaults. In developing our allowance for trade receivables, we utilize a two stage process which includes calculating a general formula to develop an allowance to appropriately address the uncertainty surrounding collection risk of our entire portfolio and specific allowances for customers where the risk of collection has been reasonably identified either due to liquidity constraints or disputes over contractual terms and conditions.
Our method of calculating the general formula consists of estimating the recoverability of trade receivables based on historical experience, current collection trends, and external business factors such as economic factors, including regional bankruptcy rates, and political factors. Our analysis of trade receivable collection risk is performed quarterly, and the allowance is adjusted accordingly. The allowance for trade receivable is $27.2 million and $21.5 million as of December 31, 2012 and 2011, respectively. The provision to the allowance for trade receivables charged against operations was $8.7 million, $3.8 million and $4.3 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Investment, Policy [Policy Text Block]
Investments. Investments in companies in which our ownership interest is 50 percent or less and in which we exercise significant influence over operating and financial policies are accounted for using the equity method. Under the equity method, original investments are recorded at cost and adjusted by our share of undistributed earnings and losses of these investments. Majority owned investments in which our control is restricted are also accounted for using the equity method. All other investments are carried at their fair values or at cost, as appropriate. We are party to several joint venture investments throughout the world, which individually and in the aggregate are not significant to our financial results.

Inventory, Policy [Policy Text Block]
Inventories. Inventories are stated at the lower of cost or market value. Inventory costs include those costs directly attributable to products before sale, including all manufacturing overhead but excluding distribution costs. All domestic inventories, excluding materials and supplies, are determined on a last-in, first-out (“LIFO”) basis and our remaining inventories are recorded on a first-in, first-out (“FIFO”) basis. See Note 5.

Property, Plant and Equipment, Policy [Policy Text Block]
Property, plant and equipment. We record property, plant and equipment, including capitalized interest, at cost. Depreciation is provided principally on the straight-line basis over the estimated useful lives of the assets (land improvements—20 years, buildings—20 to 40 years, and machinery and equipment—three to 18 years). Gains and losses are reflected in income upon sale or retirement of assets. Expenditures that extend the useful lives of property, plant and equipment or increase productivity are capitalized. Ordinary repairs and maintenance are expensed as incurred through operating expense.

Impairment or Disposal of Long-Lived Assets, Policy [Policy Text Block]
Impairments of long-lived assets. We review the recovery of the net book value of long-lived assets whenever events and circumstances indicate that the net book value of an asset may not be recoverable from the estimated undiscounted future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the net book value, we recognize an impairment loss equal to an amount by which the net book value exceeds the fair value of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell.

Asset Retirement Obligations, Policy [Policy Text Block]
Asset retirement obligations. We record asset retirement obligations at fair value at the time the liability is incurred if we can reasonably estimate the settlement date. The associated asset retirement obligations (“AROs”) are capitalized as part of the carrying amount of related long-lived assets. In future periods, the liability is accreted to its present value and the capitalized cost is depreciated over the useful life of the related asset. We also adjust the liability for changes resulting from the passage of time and/or revisions to the timing or the amount of the original estimate. Upon retirement of the long-lived asset, we either settle the obligation for its recorded amount or incur a gain or loss. See Note 8 for further discussion on our AROs.

Costs Associated with Exit or Disposal Activities or Restructurings, Policy [Policy Text Block]
Restructuring and other charges. We continually perform strategic reviews and assess the return on our businesses. This sometimes results in a plan to restructure the operations of a business. We record an accrual for severance and other exit costs under the provisions of the relevant accounting guidance.
Additionally, as part of these restructuring plans, write-downs of long-lived assets may occur. Two types of assets are impacted: assets to be disposed of by sale and assets to be abandoned. Assets to be disposed of by sale are measured at the lower of carrying amount or estimated net proceeds from the sale. Assets to be abandoned with no remaining future service potential are written down to amounts expected to be recovered. The useful life of assets to be abandoned that have a remaining future service potential are adjusted and depreciation is recorded over the adjusted useful life.

Capitalized Interest, Policy [Policy Text Block]
Capitalized interest. We capitalized interest costs of $7.8 million in 2012, $6.9 million in 2011 and $7.5 million in 2010. These costs were associated with the construction of certain long-lived assets and have been capitalized as part of the cost of those assets. We amortize capitalized interest over the assets’ estimated useful lives.

Other Asset, Policy [Policy Text Block]
Capitalized software. We capitalize the costs of internal use software in accordance with accounting literature which generally requires the capitalization of certain costs incurred to develop or obtain internal use software. We assess the recoverability of capitalized software costs on an ongoing basis and record write-downs to fair value as necessary. We amortize capitalized software costs over expected useful lives ranging from three to 10 years.

Goodwill and Intangible Assets, Policy [Policy Text Block]
Goodwill and intangible assets. Goodwill and other indefinite life intangible assets (“intangibles”) are not subject to amortization. Instead, they are subject to at least an annual assessment for impairment by applying a fair value-based test.
We test goodwill and indefinite life intangibles for impairment annually using the criteria prescribed by U.S. GAAP accounting guidance for goodwill and other intangible assets. We did not record any goodwill or indefinite life intangible impairments in 2012, 2011 and 2010. Based upon our annual impairment test, conducted in 2012, we believe that the fair value of our reporting units with goodwill substantially exceeds their carrying value.
Finite-lived intangible assets consist primarily of patents, access rights, customer relationships, trade names, registration rights, industry licenses, developed formulations and other intangibles and are being amortized over periods of five to 25 years. See Note 4 for additional information on goodwill and intangible assets.

Revenue Recognition, Policy [Policy Text Block]
Revenue recognition. We recognize revenue when the earnings process is complete, which is generally upon transfer of title. This transfer typically occurs either upon shipment to the customer or upon receipt by the customer. In all cases, we apply the following criteria in recognizing revenue: persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable and collection is reasonably assured. Rebates due to customers are accrued as a reduction of revenue in the same period that the related sales are recorded based on the contract terms.
We periodically enter into prepayment arrangements with customers, primarily in our FMC Agricultural Solutions segment, and receive advance payments for product to be delivered in future periods. These advance payments are recorded as deferred revenue and classified as “Advance payments from customers” on the consolidated balance sheet. Revenue associated with advance payments is recognized as shipments are made and title, ownership and risk of loss pass to the customer.
We record amounts billed for shipping and handling fees as revenue. Costs incurred for shipping and handling are recorded as costs of sales and services.

Research and Development Expense, Policy [Policy Text Block]
Research and Development. Research and development costs are expensed as incurred. In-process research and development acquired as part of asset acquisitions, which include license and development agreements, are expensed as incurred and included as a component of “Restructuring and other charges (income)”.

Income Tax, Policy [Policy Text Block]
Income and other taxes. We provide current income taxes on income reported for financial statement purposes adjusted for transactions that do not enter into the computation of income taxes payable and recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the carrying amounts and the tax basis of assets and liabilities. We do not provide income taxes on the equity in undistributed earnings of foreign subsidiaries or affiliates as it is our intention that such earnings will remain invested in those companies. Investment tax credits or grants, which were immaterial to us in all years presented, are accounted for in the period earned (the flow-through method).
We record on a net basis all taxes collected from customers to be remitted to governmental authorities in our consolidated statements of income.

Foreign Currency Transactions and Translations Policy [Policy Text Block]
Foreign currency. We translate the assets and liabilities of our foreign operations at exchange rates in effect at the balance sheet date. For foreign operations for which the functional currency is not the US dollar we record translation gains and losses as a component of accumulated other comprehensive income in equity. The foreign operations' income statements are translated at the monthly exchange rates for the period.

We record remeasurement gain and losses on monetary assets and liabilities, such as accounts receivables and payables, which are not in the functional currency of the operation. These remeasurement gains and losses are recorded in the income statement as they occur. We generally enter into foreign currency contracts to mitigate the financial risk associated with these transactions.

Derivative Financial Instruments, Policy [Policy Text Block]
Derivative financial instruments. We mitigate certain financial exposures, including currency risk, interest rate risk, and commodity price exposures, through a controlled program of risk management that includes the use of derivative financial instruments. We enter into foreign exchange contracts, including forward and purchased option contracts, to reduce the effects of fluctuating foreign currency exchange rates.
We recognize all derivatives on the balance sheet at fair value. On the date the derivative instrument is entered into, we generally designate the derivative as either a hedge of the variability of cash flows to be received or paid related to a forecasted transaction (cash flow hedge) or a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (fair value hedge). We record in accumulated other comprehensive income or loss changes in the fair value of derivatives that are designated as, and meet all the required criteria for, a cash flow hedge. We then reclassify these amounts into earnings as the underlying hedged item affects earnings. We record immediately in earnings changes in the fair value of derivatives that are not designated as cash flow hedges.
We formally document all relationships between hedging instruments and hedged items, as well as the risk management objective and strategy for undertaking various hedge transactions. This process includes relating derivatives that are designated as fair value or cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. We also formally assess, both at the inception of the hedge and throughout its term, whether each derivative is highly effective in offsetting changes in fair value or cash flows of the hedged item. If we determine that a derivative is not highly effective as a hedge, or if a derivative ceases to be a highly effective hedge, we discontinue hedge accounting with respect to that derivative prospectively.

Treasury Stock, Policy [Policy Text Block]
Treasury stock. We record shares of common stock repurchased at cost as treasury stock, resulting in a reduction of stockholders’ equity in the Consolidated Balance Sheets. When the treasury shares are contributed under our employee benefit plans, we use a first-in, first-out (“FIFO”) method for determining cost. The difference between the cost of the shares and the market price at the time of contribution to an employee benefit plan is added to or deducted from capital in excess of par value of common stock.

Segment Information, Policy [Policy Text Block]
Segment information. We determined our reportable segments based on our strategic business units, the commonalities among the products and services within each segment and the manner in which we review and evaluate operating performance.
We have identified FMC Agricultural Solutions, FMC Health and Nutrition, FMC Minerals and FMC Peroxygens as our reportable segments. Segment disclosures are included in Note 19. Segment operating profit is defined as segment revenue less segment operating expenses (segment operating expenses consist of costs of sales and services, selling, general and administrative expenses and research and development expenses). We have excluded the following items from segment operating profit: corporate staff expense, interest income and expense associated with corporate debt facilities and investments, income taxes, gains (or losses) on divestitures of businesses, restructuring and other charges (income), investment gains and losses, loss on extinguishment of debt, asset impairments, LIFO inventory adjustments, acquisition related costs, non-operating pension and postretirement charges, and other income and expense items. Information about how restructuring and other charges (income) relate to our businesses at the segment level is discussed in Note 7.
Segment assets and liabilities are those assets and liabilities that are recorded and reported by segment operations. Segment operating capital employed represents segment assets less segment liabilities. Segment assets exclude corporate and other assets, which are principally cash equivalents, the LIFO reserve on inventory, deferred income taxes, eliminations of intercompany receivables and property and equipment not attributable to a specific segment. Segment liabilities exclude substantially all debt, income taxes, pension and other postretirement benefit liabilities, environmental reserves and related recoveries, restructuring reserves, deferred gains on sale and leaseback of equipment, fair value of currency contracts, intercompany eliminations, and reserves for discontinued operations.
Geographic segment revenue is based on the location of our customers. Geographic segment long-lived assets include investments, net property, plant and equipment, and other non-current assets. Geographic segment data is included in Note 19.

Stock Compensation Plans, Policy [Policy Text Block]
Stock compensation plans. We recognize compensation expense in the financial statements for all share options and other equity-based arrangements. Share-based compensation cost is measured at the date of grant, based on the fair value of the award, and is recognized over the employee’s requisite service period. See Note 14 for further discussion on our share-based compensation.

Environmental Obligations, Policy [Policy Text Block]
Environmental obligations. We provide for environmental-related obligations when they are probable and amounts can be reasonably estimated. Where the available information is sufficient to estimate the amount of liability, that estimate has been used. Where the information is only sufficient to establish a range of probable liability and no point within the range is more likely than any other, the lower end of the range has been used.
Estimated obligations to remediate sites that involve oversight by the United States Environmental Protection Agency (“EPA”), or similar government agencies, are generally accrued no later than when a Record of Decision (“ROD”), or equivalent, is issued, or upon completion of a Remedial Investigation/Feasibility Study (“RI/FS”), or equivalent, that is submitted by us and the appropriate government agency or agencies. Estimates are reviewed quarterly and, if necessary, adjusted as additional information becomes available. The estimates can change substantially as additional information becomes available regarding the nature or extent of site contamination, required remediation methods, and other actions by or against governmental agencies or private parties.
Our environmental liabilities for continuing and discontinued operations are principally for costs associated with the remediation and/or study of sites at which we are alleged to have released hazardous substances into the environment. Such costs principally include, among other items, RI/FS, site remediation, costs of operation and maintenance of the remediation plan, management costs, fees to outside law firms and consultants for work related to the environmental effort, and future monitoring costs. Estimated site liabilities are determined based upon existing remediation laws and technologies, specific site consultants’ engineering studies or by extrapolating experience with environmental issues at comparable sites.
Included in our environmental liabilities are costs for the operation, maintenance and monitoring of site remediation plans (OM&M). Such reserves are based on our best estimates for these OM&M plans. Over time we may incur OM&M costs in excess of these reserves. However, we are unable to reasonably estimate an amount in excess of our recorded reserves because we cannot reasonably estimate the period for which such OM&M plans will need to be in place or the future annual cost of such remediation, as conditions at these environmental sites change over time. Such additional OM&M costs could be significant in total but would be incurred over an extended period of years.
Included in the environmental reserve balance, other assets balance and disclosure of reasonably possible loss contingencies are amounts from third party insurance policies which we believe are probable of recovery.
Provisions for environmental costs are reflected in income, net of probable and estimable recoveries from named Potentially Responsible Parties (“PRPs”) or other third parties. Such provisions incorporate inflation and are not discounted to their present values.
In calculating and evaluating the adequacy of our environmental reserves, we have taken into account the joint and several liability imposed by Comprehensive Environmental Remediation, Compensation and Liability Act (“CERCLA”) and the analogous state laws on all PRPs and have considered the identity and financial condition of the other PRPs at each site to the extent possible. We have also considered the identity and financial condition of other third parties from whom recovery is anticipated, as well as the status of our claims against such parties. Although we are unable to forecast the ultimate contributions of PRPs and other third parties with absolute certainty, the degree of uncertainty with respect to each party is taken into account when determining the environmental reserve on a site-by-site basis. Our liability includes our best estimate of the costs expected to be paid before the consideration of any potential recoveries from third parties. We believe that any recorded recoveries related to PRPs are realizable in all material respects. Recoveries are recorded as either an offset in “Environmental liabilities, continuing and discontinued” or as “Other Assets” in our consolidated balance sheets in accordance with U.S. accounting literature.

Pension and Other Postretirement Plans, Policy [Policy Text Block]
.
Pension and other postretirement benefits. We provide qualified and nonqualified defined benefit and defined contribution pension plans, as well as postretirement health care and life insurance benefit plans to our employees and retirees. Effective July 1, 2007, all of our newly hired and rehired salaried and nonunion hourly employees are no longer eligible for our defined benefit pension plans. The costs (or benefits) and obligations related to these benefits reflect key assumptions related to general economic conditions, including interest (discount) rates, healthcare cost trend rates, expected rates of return on plan assets and the rates of compensation increase for employees. The costs (or benefits) and obligations for these benefit programs are also affected by other assumptions, such as average retirement age, mortality, employee turnover, and plan participation. To the extent our plans’ actual experience, as influenced by changing economic and financial market conditions or by changes to our own plans’ demographics, differs from these assumptions, the costs and obligations for providing these benefits, as well as the plans’ funding requirements, could increase or decrease. When actual results differ from our assumptions, the difference is typically recognized over future periods. In addition, the unrealized gains and losses related to our pension and postretirement benefit obligations may also affect periodic benefit costs (or benefits) in future periods. See Note 13 for additional information relating to pension and other postretirement benefits.

Stock Split [Policy Text Block]
Stock Split. On April 24, 2012, the Board of Directors of FMC declared a two-for-one split of our common stock (the “Stock Split”) to be effected in the form of a distribution of one newly issued share payable on May 24, 2012 for each share held as of the close of business on May 11, 2012. Trading in the common stock on a post-split adjusted basis began on May 25, 2012.
The number of shares outstanding and related prices, per share amounts, share conversions and share-based data throughout this Exhibit 99.4, have been adjusted to reflect the Stock Split for all prior periods presented.

Reclassifications, Policy [Policy Text Block]	Reclassifications. Certain prior year amounts have been reclassified to conform to the current year's presentation.

Recently Issued and Adopted Accounting Pronouncements and Regulatory Items (Policies)	12 Months Ended
Dec. 31, 2012
Recently Issued And Adopted Accounting Pronouncements
New Accounting Guidance and Regulatory Items
Balance Sheet - Offsetting
In December 2011, the Financial Accounting Standards Board ("FASB") issued its updated guidance on balance sheet offsetting. This new standard provides guidance to determine when offsetting in the balance sheet is appropriate. The guidance is designed to enhance disclosures by requiring improved information about financial instruments and derivative instruments. The goal is to provide users of the financial statements the ability to evaluate the effect or potential effect of netting arrangements on an entity's statement of financial position. This guidance will only impact the disclosures within an entity's financial statements and notes to the financial statements and does not result in a change to the accounting treatment of financial instruments and derivative instruments. We adopted the provisions of this guidance on January 1, 2013. The new guidance is required to be adopted retrospectively. As this guidance provides only presentation requirements, the adoption of this standard did not impact the Company's results of operations, cash flows or financial position. The new required disclosures associated with this guidance have been included within Note 17 to this Exhibit 99.4.
Reclassification from Accumulated Other Comprehensive Income
In February 2013, the FASB issued its guidance requiring new disclosures for the reclassification from accumulated other comprehensive income (AOCI) to net income. This new guidance requires that we present either in a single note or parenthetically on the face of the financial statements, the effect of significant amounts reclassified from each component of accumulated other comprehensive income based on its source and the income statement line items affected by the reclassification. This guidance only impacts disclosures within our consolidated financial statements and notes to the consolidated financial statements and does not result in a change to the accounting treatment of AOCI. We are required to adopt this guidance prospectively beginning with our March 31, 2013 interim reporting on Form 10-Q.

Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Schedule of Purchase Price Allocation [Table Text Block]

Preliminary Purchase Price Allocation
(in Millions)
Current assets (primarily inventory and trade receivables) (1)	$17.9
Property, plant & equipment	29.8
Finite-lived intangible assets (2)	38.8
Goodwill (3)	62.4
Total fair value of assets acquired	148.9

Current liabilities	10.4
Deferred tax liabilities	7.5
Other liabilities	6.9
Acquisition of noncontrolling interest	6.7
Total fair value of liabilities assumed	31.5

Total Cash Paid	$117.4

(1)	Fair value of finished good inventories acquired included a step-up in the value of approximately $0.6 million, which has been expensed to cost of sales and services in 2012.

(2)
See Note 4 for the major classes of intangible assets acquired, which primarily represent customer relationships. The weighted average useful life of the acquired finite-lived intangibles is approximately 25 years.

(3)	Goodwill largely consisted of expected revenue synergies resulting from the business combinations. None of the acquired goodwill will be deductible for income tax purposes.

Goodwill and Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill by business segment
The changes in the carrying amount of goodwill by business segment for the years ended December 31, 2012 and 2011, are presented in the table below:

(in Millions)	FMC Agricultural Solutions	FMC Health and Nutrition	FMC Minerals	FMC Peroxygens	Total
Balance, December 31, 2010	$2.8	$191.0	$—	$0.6	$194.4
Acquisitions	9.6	8.9	—	16.2	34.7
Foreign currency adjustments	—	(2.9)	—	(0.3)	(3.2)
Balance, December 31, 2011	$12.4	$197.0	$—	$16.5	$225.9
Acquisitions	19.5	42.9	—	—	62.4
Foreign currency adjustments	0.2	6.3	—	0.4	6.9
Purchase price allocation adjustments (See Note 3)	(1.1)	0.4	—	(0.1)	(0.8)
Balance, December 31, 2012	$31.0	$246.6	$—	$16.8	$294.4

Schedule of Indefinite-Lived Intangible Assets [Table Text Block]

Intangible assets not subject to amortization (indefinite life)
Trademarks and trade names	$36.3		$36.3	$36.3		$36.3
In-process research & development	2.7		2.7	2.7		2.7
	$39.0		$39.0	$39.0		$39.0
Total intangible assets	$241.0	$(25.3)	$215.7	$200.5	$(13.2)	$187.3

Intangible Assets Disclosure [Text Block]
The changes in the carrying amount of goodwill by business segment for the years ended December 31, 2012 and 2011, are presented in the table below:

(in Millions)	FMC Agricultural Solutions	FMC Health and Nutrition	FMC Minerals	FMC Peroxygens	Total
Balance, December 31, 2010	$2.8	$191.0	$—	$0.6	$194.4
Acquisitions	9.6	8.9	—	16.2	34.7
Foreign currency adjustments	—	(2.9)	—	(0.3)	(3.2)
Balance, December 31, 2011	$12.4	$197.0	$—	$16.5	$225.9
Acquisitions	19.5	42.9	—	—	62.4
Foreign currency adjustments	0.2	6.3	—	0.4	6.9
Purchase price allocation adjustments (See Note 3)	(1.1)	0.4	—	(0.1)	(0.8)
Balance, December 31, 2012	$31.0	$246.6	$—	$16.8	$294.4

Our intangible assets, other than goodwill, consist of the following:

		December 31, 2012			December 31, 2011
(in Millions)	Weighted avg. useful life at December 31, 2012	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Intangible assets subject to amortization (finite-lived)
Customer relationships	19 years	$131.4	$(8.6)	$122.8	$102.0	$(2.2)	$99.8
Patents	13 years	0.6	(0.2)	0.4	0.6	(0.1)	0.5
Trademarks and trade names	4 years	1.5	(0.2)	1.3	0.2	—	0.2
Purchased and licensed technologies	12 years	63.6	(14.4)	49.2	54.6	(9.9)	44.7
Other intangibles	13 years	4.9	(1.9)	3.0	4.1	(1.0)	3.1
		$202.0	$(25.3)	$176.7	$161.5	$(13.2)	$148.3

Intangible assets not subject to amortization (indefinite life)
Trademarks and trade names	$36.3		$36.3	$36.3		$36.3
In-process research & development	2.7		2.7	2.7		2.7
	$39.0		$39.0	$39.0		$39.0
Total intangible assets	$241.0	$(25.3)	$215.7	$200.5	$(13.2)	$187.3

Schedule of Intangible Assets by Segment [Table Text Block]
At December 31, 2012, the finite-lived and indefinite life intangibles were allocated among our business segments as follows:

(in Millions)	Finite-lived	Indefinite life
FMC Agricultural Solutions	$112.2	$35.2
FMC Health and Nutrition	53.9	3.2
FMC Minerals	1.2	—
FMC Peroxygens	9.4	0.6
Total	$176.7	$39.0

Inventories (Tables)	12 Months Ended
Dec. 31, 2012
Inventory Disclosure [Abstract]
Schedule of inventories	Inventories consisted of the following:

(in Millions)	December 31, 2012	December 31, 2011
Finished goods and work in process	$416.0	$298.6
Raw materials	259.7	171.7
Net inventory	$675.7	$470.3

Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Schedule of property, plant and equipment
Property, plant and equipment consisted of the following:

(in Millions)	December 31, 2012	December 31, 2011
Land and land improvements	160.8	143.1
Mineral rights	31.4	31.4
Buildings	377.1	363.9
Machinery and equipment	2,250.3	2,150.3
Construction in progress	217.8	161.3
Total cost	3,037.4	2,850.0
Accumulated depreciation	1,901.2	1,863.2
Property, plant and equipment, net	$1,136.2	$986.8

Restructuring and Other Charges (Income) (Tables)	12 Months Ended
Dec. 31, 2012
Restructuring and other charges income [Abstract]
Schedule of restructuring and other charges (income)
Our restructuring and other charges (income) are comprised of restructuring, asset disposals and other charges (income) as noted below:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Restructuring Charges and Asset Disposals	$28.3	$28.0	$127.2
Other Charges (Income), Net	9.8	4.4	24.7
Total Restructuring and Other Charges	$38.1	$32.4	$151.9

Schedule of restructuring charges and asset disposals

	Restructuring Charges
(in Millions)	Severance and Employee Benefits (1)	Other Charges (Income) (2)	Asset Disposal Charges (3)	Total
Lithium Restructuring	$—	$—	$13.3	$13.3
Zeolites Shutdown	5.7	(0.1)	0.8	6.4
Huelva Shutdown	—	1.3	—	1.3
Other Items (4)	2.5	1.0	3.8	7.3
Year ended December 31, 2012	$8.2	$2.2	$17.9	$28.3
Sodium Percarbonate Phase-out	5.5	0.7	14.8	21.0
Huelva Shutdown	(0.6)	1.3	0.6	1.3
Other Items (4)	0.7	(0.5)	5.5	5.7
Year ended December 31, 2011	$5.6	$1.5	$20.9	$28.0
Alginates Restructuring	(0.6)	6.2	1.6	7.2
Huelva Shutdown	37.0	4.0	69.4	110.4
Barcelona Facility Shutdown	(0.2)	(3.0)	10.1	6.9
Other Items (4)	5.3	(2.6)	—	2.7
Year ended December 31, 2010	$41.5	$4.6	$81.1	$127.2
____________________

(1)	Represents severance and employee benefit charges. Income represents adjustments to previously recorded severance and employee benefits.

(2)
Primarily represents costs associated with accrued lease payments, contract terminations, and other miscellaneous exit costs. Other Income primarily represents favorable developments on previously recorded exit costs as well as recoveries associated with restructuring.

(3)
Primarily represents accelerated depreciation and impairment charges on plant and equipment, which were or are to be abandoned. Asset disposal charges also included the acceleration effect of re-estimating settlement dates and revised cost estimates associated with asset retirement obligations due to facility shutdowns, see Note 8.

(4)	Represents charges associated with other restructuring activities, which have resulted in severance and asset disposal costs.

Restructuring reserve rollforward
The following table shows a roll forward of restructuring reserves that will result in cash spending. These amounts exclude asset retirement obligations, which are discussed in Note 8.

(in Millions)	Balance at 12/31/10 (3)	Change in reserves (2)	Cash payments	Other (4)	Balance at 12/31/11 (3)	Change in reserves (2)	Cash payments	Other (4)	Balance at 12/31/12 (3)
Zeolites Shutdown	$—	$—	$—	$—	$—	$5.6	$(4.5)	$0.4	$1.5
Sodium Percarbonate Phase-out	—	6.2	(4.9)	(0.2)	1.1	0.2	(1.3)	—	—
Huelva Restructuring	40.0	0.7	(34.4)	1.0	7.3	1.3	(5.7)	0.1	3.0
Other Workforce Related and Facility Shutdowns (1)	6.8	0.2	(4.2)	1.2	4.0	3.3	(1.5)	0.2	6.0
Total	$46.8	$7.1	$(43.5)	$2.0	$12.4	$10.4	$(13.0)	$0.7	$10.5
____________________

(1)	Primarily severance costs related to workforce reductions and facility shutdowns described in the “Other Items” sections above.

(2)
Primarily severance, exited lease, contract termination and other miscellaneous exit costs. The accelerated depreciation and impairment charges noted above impacted our property, plant and equipment balances and are not included in the above tables.

(3)	Included in “Accrued and other liabilities” on the consolidated balance sheets.

(4)	Primarily foreign currency translation adjustments and cash proceeds associated with recoveries.

Schedule of other charges (income), net

	Year Ended December 31,
(in Millions)	2012	2011	2010
Environmental charges, net	$5.8	$3.1	$14.2
Other, net	4.0	1.3	10.5
Other Charges (Income), Net	$9.8	$4.4	$24.7

Asset Retirement Obligations (Tables)	12 Months Ended
Dec. 31, 2012
Asset Retirement Obligation Disclosure [Abstract]
Schedule of Change in Asset Retirement Obligation [Table Text Block]
The changes in the carrying amounts of AROs for the years ended December 31, 2012 and 2011 are as follows:

(in Millions)
Balance at December 31, 2010	$34.6
Increase (decrease) to previously recorded ARO liability	5.5
Accretion expense	0.3
Payments	(12.1)
Foreign currency translation adjustments	(1.3)
Balance at December 31, 2011	$27.0
Acceleration due to facility shutdowns	2.0
Increase (decrease) to previously recorded ARO liability	(0.7)
Accretion expense	0.1
Payments	(3.2)
Foreign currency translation adjustments	0.3
Balance at December 31, 2012	$25.5

Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2012
Discontinued Operations [Abstract]
Schedule of discontinued operations
Our discontinued operations comprised the following:

(in Millions)	Year Ended December 31,
	2012	2011	2010
Adjustment for workers’ compensation, product liability, and other postretirement benefits, net of income tax benefit (expense) of $0.2, ($0.3) and ($0.4)	$(0.3)	$0.7	$0.8
Provision for environmental liabilities, net of recoveries, net of income tax benefit of $7.8, $9.6 and $14.5 (1)	(12.6)	(15.8)	(23.6)
Provision for legal reserves and expenses, net of recoveries, net of income tax benefit of $10.6, $10.3 and $9.7	(17.3)	(16.7)	(15.9)
Income from a tax matter related to a previously discontinued operation	—	—	5.1
Discontinued operations, net of income taxes	$(30.2)	$(31.8)	$(33.6)

____________________

(1)	See a roll forward of our environmental reserves as well as discussion on significant environmental issues that occurred during the year in Note 10.

Discontinued Reserve Balance Table [Table Text Block]
Reserve for Discontinued Operations at December 31, 2012 and 2011

(in Millions)	December 31,
	2012	2011
Workers’ compensation and product liability reserve	$4.9	$5.1
Postretirement medical and life insurance benefits reserve	8.3	8.6
Reserves for legal proceedings	31.2	27.9
Reserve for Discontinued Operations	$44.4	$41.6

Enviromental Obligations (Tables)	12 Months Ended
Dec. 31, 2012
Environmental Remediation Obligations [Abstract]
Environmental reserves rollforward, continuing and discontinued
The table below is a roll forward of our total environmental reserves, continuing and discontinued, from December 31, 2009 to December 31, 2012.

(in Millions)	Operating and Discontinued Sites Total
Total environmental reserves, net of recoveries at December 31, 2009	$184.1
2010
Provision	76.1
Spending, net of recoveries	(35.3)
Net Change	40.8
Total environmental reserves, net of recoveries at December 31, 2010	$224.9

2011
Provision	45.2
Spending, net of recoveries	(43.2)
Net Change	2.0
Total environmental reserves, net of recoveries at December 31, 2011	$226.9

2012
Provision	31.2
Spending, net of recoveries	(42.1)
Net Change	(10.9)
Total environmental reserves, net of recoveries at December 31, 2012	$216.0

Schedule of Environmental Recoveries [Table Text Block]
The table below is a roll forward of our total recorded recoveries from December 31, 2011 to December 31, 2012:

(in Millions)	12/31/2011	Increase in Recoveries	Cash Received	12/31/2012
Environmental liabilities, continuing and discontinued	$24.3	$2.2	$6.0	$20.5
Other assets	58.3	5.0	11.7	51.6
Total	$82.6	$7.2	$17.7	$72.1

Environmental reserves classification, continuing and discontinued [Table Text Block]
The table below provides detail of current and long-term environmental reserves, continuing and discontinued.

	December 31,
(in Millions)	2012	2011
Environmental reserves, current, net of recoveries (1)	$15.8	$13.6
Environmental reserves, long-term continuing and discontinued, net of recoveries (2)	200.2	213.3
Total environmental reserves, net of recoveries	$216.0	$226.9
______________

(1)	“Current” includes only those reserves related to continuing operations. These amounts are included within “Accrued and other liabilities” on the consolidated balance sheets.

Schedule of Net Environmental Provision by operating and discontinured sites [Table Text Block]
Our net environmental provisions relate to costs for the continued cleanup of both operating sites and for certain discontinued manufacturing operations from previous years. The net provisions are comprised as follows:

	Year ended December 31,
(in Millions)	2012	2011	2010
Continuing operations (1)	$5.8	$3.1	$14.2
Discontinued operations (2)	20.4	25.4	38.1
Net environmental provision	$26.2	$28.5	$52.3
______________

(1)	Recorded as a component of “Restructuring and other charges (income)” on our consolidated statements of income. See Note 7.

(2)	Recorded as a component of “Discontinued operations, net" on our consolidated statements of income. See Note 9.

Schedule of Net Environmental Provision Balance Sheet Classification [Table Text Block]
On our consolidated balance sheets, the net environmental provisions affect assets and liabilities as follows:

	Year ended December 31,
(in Millions)	2012	2011	2010
Environmental reserves (1)	$31.2	$45.2	$76.1
Other assets (2)	(5.0)	(16.7)	(23.8)
Net environmental provision	$26.2	$28.5	$52.3
______________

(1)	See above roll forward of our total environmental reserves as presented on our consolidated balance sheets.

(2)	Represents certain environmental recoveries. See Note 20 for details of Other assets as presented on our consolidated balance sheets.

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Summary of Income Tax Contingencies [Table Text Block]
We do not expect any reductions in the liability for unrecognized tax benefits within the next 12 months on account of settlements and the expirations of statutes of limitations. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(in Millions)	2012	2011	2010
Balance at beginning of year	8.1	17.3	14.4
Additions for the current year	5.5	4.9	6.1
Additions for tax positions on acquisitions	—	1.4	—
Adjustments for tax positions of prior years for:
Adjustments	9.7	—	(0.6)
Settlements during the period	—	(15.5)	(2.6)
Balance at end of year (1)	23.3	8.1	17.3

____________________

(1)	As of December 31, 2012, we have recognized an offsetting non-current deferred tax asset of $16.7 million relating to specific uncertain tax positions presented above.

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
The effective income tax rate applicable to income from continuing operations before income taxes was different from the statutory U.S. federal income tax rate due to the factors listed in the following table:

	Year Ended December 31,
	2012	2011	2010
Statutory U.S. tax rate	35.0%	35.0%	35.0%
Net difference:
Percentage depletion	(3.5)	(3.7)	(5.1)
State and local income taxes, less federal income tax benefit	1.1	1.1	1.2
Foreign earnings subject to different tax rates	(6.7)	(9.0)	(6.2)
Manufacturer’s production deduction and miscellaneous tax credits	(1.3)	(0.8)	(0.8)
Tax on intercompany dividends and deemed dividend for tax purposes	0.4	1.0	0.8
Nondeductible expenses	0.4	1.0	0.9
Changes to unrecognized tax benefits	(0.2)	(1.9)	1.1
Change in valuation allowance	(0.7)	3.2	11.5
Other	(0.6)	(1.1)	(0.7)
Total difference	(11.1)	(10.2)	2.7
Effective tax rate	23.9%	24.8%	37.7%

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
Significant components of our deferred tax assets and liabilities were attributable to:

	December 31,
(in Millions)	2012	2011
Reserves for discontinued operations, environmental and restructuring	$104.8	$104.4
Accrued pension and other postretirement benefits	113.8	109.8
Other reserves	54.1	51.5
Alternative minimum, foreign tax and other credit carryforwards	11.8	70.9
Net operating loss carryforwards	86.7	83.7
Deferred expenditures capitalized for tax	54.3	63.2
Other	109.8	77.4
Deferred tax assets	$535.3	$560.9
Valuation allowance, net	(84.5)	(92.6)
Deferred tax assets, net of valuation allowance	$450.8	$468.3
Property, plant and equipment, net	94.1	85.9
Deferred tax liabilities	$94.1	$85.9
Net deferred tax assets	$356.7	$382.4

Schedule of Income before Income Tax, Domestic and Foreign [Table Text Block]
Domestic and foreign components of income from continuing operations before income taxes are shown below:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Domestic	$391.0	$325.7	$303.2
Foreign	221.6	224.8	47.3
Total	$612.6	$550.5	$350.5

Schedule of Components of Income Tax Expense (Benefit) [Table Text Block]
The provision (benefit) for income taxes attributable to income from continuing operations consisted of:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Current:
Federal	$32.9	$16.5	$73.4
Foreign	55.0	30.2	26.0
State	1.5	—	0.5
Total current	89.4	46.7	99.9
Deferred:
Federal	74.6	64.8	20.2
Foreign	(11.5)	18.9	4.3
State	(5.8)	6.1	7.6
Total deferred	57.3	89.8	32.1
Total	$146.7	$136.5	$132.0

Allocation of Income Tax Provision (benefits) [Table Text Block]
Total income tax provisions (benefits) were allocated as follows:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Continuing operations	$146.7	$136.5	$132.0
Discontinued operations	(18.6)	(19.6)	(28.9)
Items charged directly to equity	(19.2)	(43.1)	(62.5)
Total	$108.9	$73.8	$40.6

Schedule of Components of Deferred Income Tax Expense (benefit) [Table Text Block]
Significant components of the deferred income tax provision (benefit) attributable to income from continuing operations before income taxes are as follows:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Deferred tax (exclusive of valuation allowance)	$65.4	$73.5	$(7.1)
Net increase (decrease) in the valuation allowance for deferred tax assets	(8.1)	16.3	39.2
Deferred income tax provision	$57.3	$89.8	$32.1

Debt (Tables)	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt Maturing within One Year
Debt maturing within one year consists of the following:

	December 31,
(in Millions)	2012	2011
Short-term debt	$50.6	$27.0
Current portion of long-term debt	5.7	19.5
Total debt maturing within one year	$56.3	$46.5
Weighted average interest rates for short-term debt outstanding at year-end	6.5%	9.7%

Schedule of long-term debt
Long-term debt consists of the following:

(in Millions)	December 31, 2012
	Interest Rate Percentage	Maturity Date	12/31/2012	12/31/2011
Pollution control and industrial revenue bonds (less unamortized discounts of $0.2 and $0.2, respectively)	0.2-6.5%	2013-2035	$176.7	$176.7
Senior notes (less unamortized discount of $1.8 and $2.1, respectively)	3.95-5.2%	2019-2022	598.2	597.9
2011 credit agreement (1)	2.4%	2016	130.0	—
Foreign debt	0-8.9%	2013-2023	9.6	24.0
Total long-term debt			914.5	798.6
Less: debt maturing within one year			5.7	19.5
Total long-term debt, less current portion			$908.8	$779.1

____________________

(1)	Letters of credit outstanding under the 2011 credit agreement totaled $74.0 million. Available funds under this facility were $1,296.0 million at December 31, 2012.

Pensions and Other Postretirement Benefits (Tables)	12 Months Ended
Dec. 31, 2012
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Weighted-Average Assumptions used and Components of Defined Benefit Postretirement Plans
The following table summarizes the weighted-average assumptions used and components of our defined benefit postretirement plans. The following tables also reflect a measurement date of December 31:

	Pensions		Other Benefits (1)
	December 31,
(in Millions, except for percentages)	2012	2011	2012	2011
Following are the weighted average assumptions used to determine the benefit obligations at December 31:
Discount rate	4.15%	4.95%	4.15%	4.95%
Rate of compensation increase	3.40%	3.40%	—%	—%
Accumulated benefit obligation:
Plans with unfunded accumulated benefit obligation	$1,367.3	$1,213.9	$—	$—
Change in projected benefit obligation
Projected benefit obligation at January 1	$1,268.3	$1,175.5	$28.4	$45.4
Service cost	20.2	18.8	0.1	0.1
Interest cost	61.3	61.6	1.4	1.5
Actuarial loss (gain)	140.7	69.4	3.0	(15.5)
Amendments	—	2.2	—	—
Foreign currency exchange rate changes	3.4	(0.9)	(0.1)	—
Plan participants’ contributions	0.2	0.2	6.1	6.0
Other	—	0.5	—	(0.1)
Curtailments	(3.0)	—	—	—
Benefits paid	(63.0)	(59.0)	(9.7)	(9.0)
Projected benefit obligation at December 31	1,428.1	1,268.3	29.2	28.4
Change in fair value of plan assets:
Fair value of plan assets at January 1	918.8	905.8	—	—
Actual return on plan assets	127.2	8.4	—	—
Foreign currency exchange rate changes	3.1	(0.6)	—	—
Company contributions	73.9	64.0	3.6	3.0
Plan participants’ contributions	0.2	0.2	6.1	6.0
Benefits paid	(63.0)	(59.0)	(9.7)	(9.0)
Fair value of plan assets at December 31	1,060.2	918.8	—	—
Funded status of the plan (liability)	$(367.9)	$(349.5)	$(29.2)	$(28.4)
Amount recognized in the consolidated balance sheets:
Accrued benefit liability	(367.9)	(349.5)	(29.2)	(28.4)
Total	$(367.9)	$(349.5)	$(29.2)	$(28.4)

	Pensions		Other Benefits (1)
	December 31,
(in Millions)	2012	2011	2012	2011
The amounts in accumulated other comprehensive income (loss) that have not yet been recognized as components of net periodic benefit cost at December 31, 2012 and 2011 are as follows:
Prior service (cost) credit	(7.7)	(9.8)	—	0.2
Net actuarial (loss) gain	(620.3)	(586.3)	10.7	16.1
Accumulated other comprehensive income (loss) – pretax	$(628.0)	$(596.1)	$10.7	$16.3
Accumulated other comprehensive income (loss) – net of tax	$(394.2)	$(373.5)	$6.7	$11.3
____________________

(1)	Refer to Note 9 for information on our discontinued postretirement benefit plans.

Changes in Plan Assets and Benefit Obligations for Continuing Operations Recognized in Other Comprehensive Loss (Income)
Other changes in plan assets and benefit obligations for continuing operations recognized in other comprehensive loss (income) are as follows:

	Pensions		Other Benefits (1)
	Year ended December 31
(in Millions)	2012	2011	2012	2011
Current year net actuarial loss (gain)	$84.3	$143.9	$3.0	$(15.5)
Current year prior service cost (credit)	—	2.2	—	—
Amortization of net actuarial (loss) gain	(51.2)	(36.3)	2.4	2.4
Amortization of prior service (cost) credit	(2.1)	(1.9)	0.2	0.2
Foreign currency exchange rate changes on the above line items	0.9	(1.2)	—	—
Total recognized in other comprehensive (income) loss, before taxes	$31.9	$106.7	$5.6	$(12.9)
Total recognized in other comprehensive (income) loss, after taxes	$20.7	$67.0	$4.6	$(7.2)
____________________

(1)	Refer to Note 9 for information on our discontinued postretirement benefit plans.

Weighted-Average Assumptions Used for and Components of Net Annual Benefit Cost (Income)
The following table summarizes the weighted-average assumptions used for and the components of net annual benefit cost (income):

	Year Ended December 31,
	Pensions			Other Benefits
(in Millions, except for percentages)	2012	2011	2010	2012	2011	2010
Discount rate	4.95%	5.40%	5.90%	4.95%	5.40%	5.90%
Expected return on plan assets	7.75%	8.50%	8.50%	—	—	—
Rate of compensation increase	3.40%	4.20%	4.20%	—	—	—
Components of net annual benefit cost (in millions):
Service cost	$20.2	$18.8	$18.2	$0.1	$0.1	$0.2
Interest cost	61.3	61.6	63.2	1.4	1.5	2.5
Expected return on plan assets	(76.6)	(82.5)	(79.0)	—	—	—
Amortization of transition asset	—	—	—	—	—	—
Amortization of prior service cost	2.1	1.9	1.2	(0.2)	(0.2)	(0.1)
Amortization of net actuarial and other (gain) loss	51.2	36.3	26.5	(2.4)	(2.4)	(0.4)
Recognized (gain) loss due to settlement and curtailments	—	—	7.1	—	—	—
Net annual benefit cost from continuing operations	$58.2	$36.1	$37.2	$(1.1)	$(1.0)	$2.2

Contributions to Pension and Other Postretirement Benefit Plans
We made the following contributions to our pension and other postretirement benefit plans:

	Year Ended December 31,
(in Millions)	2012	2011
U.S. qualified pension plan	$65.0	$55.0
U.S. nonqualified pension plan	5.0	3.1
Non-U.S. plans	3.9	5.9
Other postretirement benefits, net of participant contributions	3.6	3.0
Total	$77.5	$67.0

Estimated Net Future Benefit Payments
The following table reflects the estimated future benefit payments for our pension and other postretirement benefit plans. These estimates take into consideration expected future service, as appropriate:

Estimated Net Future Benefit Payments
(in Millions)
2013	$85.4
2014	75.1
2015	78.1
2016	81.9
2017	84.9
2018-2022	$453.2

Pension Plans, Defined Benefit [Member]
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block [Line Items]
Fair Value of Pension Plan Assets by Asset Class
The following tables present our fair value hierarchy for our major categories of pension plan assets by asset class. See Note 17 for the definition of fair value and the descriptions of Level 1, 2 and 3 in the fair value hierarchy.

(in Millions)	12/31/2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and short-term investments	$50.3	$50.3	$—	$—
Equity securities:
Common stock	556.3	556.3	—	—
Preferred stock	6.3	6.3	—	—
Mutual funds and other investments (1)	232.7	158.2	74.5	—
Fixed income investments:
Investment contracts	200.8	—	200.8	—
Mutual funds	9.4	9.4	—	—
Corporate debt instruments	1.0	1.0	—	—
Government debt	2.7	2.7	—	—
Other investments
Real estate/property	0.6	—	—	0.6
Other	0.1	—	—	0.1
Total assets	$1,060.2	$784.2	$275.3	$0.7
(in Millions)	12/31/2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Cash and short-term investments	$39.5	$39.5	$—	$—
Equity securities:
Common stock	474.2	474.2	—	—
Preferred stock	2.6	2.6	—	—
Mutual funds and other investments (1)	191.9	128.8	63.1	—
Fixed income investments:
Investment contracts	199.6	—	199.6	—
Mutual funds	7.4	7.4	—	—
Corporate debt instruments	0.5	0.5	—	—
Government debt	2.4	2.4	—	—
Other investments
Real estate/property	0.6	—	—	0.6
Other	0.1	—	—	0.1
Total assets	$918.8	$655.4	$262.7	$0.7
____________________

(1)
As of December 31, 2012 and 2011 we have $74.5 million and $63.1 million, respectively, of investments in certain funds where the net asset value reported by the underlying funds approximates the fair value. These investments are redeemable with the fund at net asset value under the original terms of the partnership agreements and/or subscription agreements and operations of the underlying funds. However, it is possible that these redemption rights may be restricted or eliminated by the funds in the future in accordance with the underlying fund agreements. Due to the nature of the investments held by the funds, changes in market conditions and the economic environment may significantly impact the net asset value of the funds and, consequently, the fair value of the interests in the funds. Furthermore, changes to the liquidity provisions of the funds may significantly impact the fair value of the interest in the funds.

Share-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Schedule of Compensation Cost for Share-based Payment Arrangements, Allocation of Share-based Compensation Costs by Plan [Table Text Block]
We recognized the following stock compensation expense:

	Year Ended December 31,
(in Millions)	2012	2011	2010
Stock Option Expense, net of taxes of $2.7, $2.3 and $2.0 (1)	$4.4	$3.7	$3.3
Restricted Stock Expense, net of taxes of $3.8, $3.7 and $3.6 (2)	6.4	6.1	5.8
Total Stock Compensation Expense, net of taxes of $6.5, $6.0 and $5.6 (3)	$10.8	$9.8	$9.1
____________________
(1) We applied an estimated forfeiture rate of four percent per stock option grant in the calculation of the expense.
(2) We applied an estimated forfeiture rate of two percent of outstanding grants in the calculation of the expense.
(3) This expense is classified as selling, general and administrative expense in our consolidated statements of income.

Black Scholes valuation assumptions for stock option grants
Black Scholes valuation assumptions for stock option grants:

	2012	2011	2010
Expected dividend yield	0.63%	0.61%	0.87%
Expected volatility	42.09%	41.61%	42.17%
Expected life (in years)	6.5	6.5	6.5
Risk-free interest rate	1.30%	2.84%	3.13%

Summary of stock option activity
The following summary shows stock option activity for employees under the Plan for the three years ended December 31, 2012:

	Number of Options Granted But Not Exercised	Weighted-Average Remaining Contractual Life (in Years)	Weighted-Average Exercise Price Per Share	Aggregate Intrinsic Value
	Number of Shares in Thousands			(In Millions)
December 31, 2009 (2,630 shares exercisable)	4,350	5.4 years	$15.47	$54.0
Granted	542		28.67
Exercised	(1,690)		10.68	37.3
Forfeited	(32)		25.97
December 31, 2010 (1,554 shares exercisable)	3,170	6.4 years	$20.17	$62.8
Granted	432		40.89
Exercised	(750)		15.05	19.7
Forfeited	(42)		23.08
December 31, 2011 (1,340 shares exercisable)	2,810	6.4 years	$24.67	$51.6
Granted	422		47.58
Exercised	(943)		19.86	30.7
Forfeited	(50)		39.24
December 31, 2012 (932 shares exercisable and 2,187 shares expected to vest or be exercised)	2,239	6.5 years	$30.69	$62.3

Summary of restricted award activity
The following table shows our employee restricted award activity for the three years ended December 31, 2012:

Number of Awards in Thousands	Number of awards	Weighted- Average Grant Date Fair Value
Nonvested at December 31, 2009	760	$22.35
Granted	416	30.79
Vested	(262)	20.01
Forfeited	(2)	26.39
Nonvested at December 31, 2010	912	$26.86
Granted	182	40.76
Vested	(320)	24.25
Forfeited	(16)	25.58
Nonvested at December 31, 2011	758	$31.33
Granted	221	49.88
Vested	(257)	27.60
Forfeited	(18)	39.21
Nonvested at December 31, 2012	704	$38.29

Equity (Tables)	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Schedule of Stock by Class [Table Text Block]
The following is a summary of our capital stock activity over the past three years:

	Common Stock Shares	Treasury Stock Shares
December 31, 2009	185,983,792	40,946,032
Stock options and awards	—	(1,767,712)
Repurchases of common stock, net	—	3,833,784
December 31, 2010	185,983,792	43,012,104
Stock options and awards	—	(918,946)
Repurchases of common stock, net	—	4,216,318
December 31, 2011	185,983,792	46,309,476
Stock options and awards	—	(1,156,452)
Repurchases of common stock, net	—	3,160,390
December 31, 2012	185,983,792	48,313,414

Schedule of Accumulated Other Comprehensive Income (Loss) [Table Text Block]
Accumulated other comprehensive gain (loss) consisted of the following:

	December 31,
(in Millions)	2012	2011
Deferred (loss) gain on derivative contracts	$(1.5)	$(7.2)
Pension and other postretirement liability adjustment	(380.4)	(353.5)
Foreign currency translation adjustments	(27.0)	(29.3)
Accumulated other comprehensive gain (loss)	$(408.9)	$(390.0)

Earnings Per Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Calculation of basic and diluted earnings per share
Earnings applicable to common stock and common stock shares used in the calculation of basic and diluted earnings per share are as follows:

(in Millions, Except Share and Per Share Data)	Year Ended December 31,
	2012	2011	2010
Earnings (loss) attributable to FMC stockholders:
Continuing operations, net of income taxes	$446.4	$397.7	$206.1
Discontinued operations, net of income taxes	(30.2)	(31.8)	(33.6)
Net income	$416.2	$365.9	$172.5
Less: Distributed and undistributed earnings allocable to restricted award holders	(2.0)	(1.7)	(1.0)
Net income allocable to common stockholders	$414.2	$364.2	$171.5

Basic earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$3.23	$2.79	$1.42
Discontinued operations	(0.22)	(0.22)	(0.23)
Net income	$3.01	$2.57	$1.19

Diluted earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$3.22	$2.77	$1.41
Discontinued operations	(0.22)	(0.22)	(0.23)
Net income	$3.00	$2.55	$1.18

Shares (in thousands):
Weighted average number of shares of common stock outstanding - Basic	137,701	142,056	144,420
Weighted average additional shares assuming conversion of potential common shares	1,112	1,252	1,740
Shares – diluted basis	138,813	143,308	146,160

Financial Instrument, Risk Management and Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2012
Financial Instruments Risk Management And Fair Value Measurements [Abstract]
Schedule of derivative instruments fair value and balance sheet presentation
Schedule of derivative instruments, gain (loss) in condensed consolidated statements of income
The following tables provide the impact of derivative instruments and related hedged items on the consolidated statements of income for the years ended December 31, 2012 and 2011.

Derivatives in Cash Flow Hedging Relationships

	Contracts
(in Millions)	Foreign exchange	Energy	Other	Total
Accumulated other comprehensive income (loss), net of tax at December 31, 2009	$(0.7)	$0.6	$—	$(0.1)
2010 Activity
Unrealized hedging gains (losses) and other, net of tax	2.4	(8.3)	—	(5.9)
Reclassification of deferred hedging (gains) losses, net of tax
Effective Portion (1)	(1.2)	3.8	—	2.6
Ineffective Portion (1)	(0.1)	—	—	(0.1)
	1.1	(4.5)	—	(3.4)

Accumulated other comprehensive income (loss), net of tax at December 31, 2010	$0.4	$(3.9)	$—	$(3.5)
2011 Activity
Unrealized hedging gains (losses) and other, net of tax	(3.1)	(5.9)	(1.3)	(10.3)
Reclassification of deferred hedging (gains) losses, net of tax
Effective Portion (1)	1.3	5.0	—	6.3
Ineffective Portion (1)	0.3	—	—	0.3
	(1.5)	(0.9)	(1.3)	(3.7)

Accumulated other comprehensive income (loss), net of tax at December 31, 2011	$(1.1)	$(4.8)	$(1.3)	$(7.2)
2012 Activity
Unrealized hedging gains (losses) and other, net of tax	2.1	(2.3)	—	(0.2)
Reclassification of deferred hedging (gains) losses, net of tax
Effective Portion (1)	(0.2)	6.1	0.1	6.0
Ineffective Portion (1)	(0.1)	—	—	(0.1)
	1.8	3.8	0.1	5.7

Accumulated other comprehensive income (loss), net of tax at December 31, 2012	$0.7	$(1.0)	$(1.2)	$(1.5)
____________________

(1)	Amounts are included in “Cost of sales and services” and "Interest expense" on the consolidated statements of income.

Derivatives Not Designated as Hedging Instruments

	Location of Gain or (Loss) Recognized in Income on Derivatives	Amount of Pre-tax Gain or (Loss) Recognized in Income on Derivatives
		Year Ended December 31,
(in Millions)		2012	2011	2010
Foreign Exchange contracts	Cost of Sales and Services	$6.7	$3.3	$(3.0)
Commodity contracts:
Energy contracts	Cost of Sales and Services	—	(0.2)	(0.8)
Total		$6.7	$3.1	$(3.8)

Schedule of assets and liabilities measured at fair value on recurring basis
The following tables present our fair-value hierarchy for those assets and liabilities measured at fair-value on a recurring basis in our consolidated balance sheets as of December 31, 2012 and December 31, 2011.

(in Millions)	December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Derivatives – Commodities: (2)
Other contracts	0.2	—	0.2	—
Derivatives – Foreign Exchange (2)	1.5	—	1.5	—
Other (3)	33.0	33.0	—	—
Total Assets	$34.7	$33.0	$1.7	$—

Liabilities
Derivatives – Commodities: (4)
Energy contracts	$1.5	$—	$1.5	$—
Derivatives – Foreign Exchange (4)	2.4	—	2.4	—
Acquisition (5)	1.0	—	—	1.0
Other (6)	39.8	39.8	—	—
Total Liabilities	$44.7	$39.8	$3.9	$1.0

(in Millions)	December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Available-for-sale securities:
Common Stock (1)	$0.1	$0.1	$—	$—
Derivatives – Commodities: (2)
Energy contracts	0.5	—	0.5	—
Derivatives – Foreign Exchange (2)	11.9	—	11.9	—
Other (3)	20.9	20.9	—	—
Total Assets	$33.4	$21.0	$12.4	$—

Liabilities
Derivatives – Commodities: (4)
Energy contracts	$8.0	$—	$8.0	$—
Derivatives – Foreign Exchange (4)	10.3	—	10.3	—
Acquisition (5)	3.5	—	—	3.5
Other (6)	31.8	31.8	—	—
Total Liabilities	$53.6	$31.8	$18.3	$3.5
____________________

(1)	Amounts included in “Investments” in the consolidated balance sheets.

(2)	Amounts included in “Prepaid and other current assets” in the consolidated balance sheets.

(3)
Consists of a deferred compensation arrangement, through which we hold various investment securities, recognized on our balance sheet. Both the asset and liability are recorded at fair value. Asset amounts included in “Other assets” in the consolidated balance sheets.

(4)	Amounts included in “Accrued and other liabilities” in the consolidated balance sheets.

(5)	Represents contingent consideration associated with the acquisitions during 2011. See Note 3 for more information. The changes in this Level 3 liability were not material for the period presented.

(6)
Consists of a deferred compensation arrangement recognized on our balance sheet. Both the asset and liability are recorded at fair value. Liability amounts included in “Other long-term liabilities” in the consolidated balance sheets.

Schedule of assets and liabilities measured at fair value on non-recurring basis
The following tables present our fair value hierarchy for those assets and liabilities measured at fair value on a non-recurring basis in our consolidated balance sheets during the year ended December 31, 2012 and 2011. See Note 3 for the assets and liabilities measured on a non-recurring basis at fair value associated with our acquisitions.

(in Millions)	Year ended December 31, 2012	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Gains (Losses) (Year Ended December 31, 2012)
Assets
Long-lived assets to be abandoned (1)	$3.1	$—	$—	$3.1	$(15.9)
Total Assets	$3.1	$—	$—	$3.1	$(15.9)

Liabilities
Liabilities associated with exit activities (2)	$5.6	$—	$5.6	$—	$(5.6)
Total Liabilities	$5.6	$—	$5.6	$—	$(5.6)
____________________

(1)
We recorded charges to write down the value of certain long-lived assets to be abandoned within our FMC Agricultural Solutions and FMC Minerals segments to zero and in our FMC Peroxygens segments to their salvage value of $3.1 million, respectively. These long-lived assets have no future use and are anticipated to be demolished. The loss noted in the above table represents the accelerated depreciation of these assets recorded during the period.

(2)	This amount represents severance liabilities associated with the Zeolites shutdown as further described in Note 7.

(in Millions)	Year ended December 31, 2011	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Gains (Losses) (Year Ended December 31, 2011)
Assets
Long-lived assets to be abandoned (1)	$2.3	$—	$—	$2.3	$(16.4)
Total Assets	$2.3	$—	$—	$2.3	$(16.4)

Liabilities
Liabilities associated with exit activities (2)	5.5	—	5.5	—	(5.5)
Total Liabilities	$5.5	$—	$5.5	$—	$(5.5)
____________________

(1)
In connection with the Sodium Percarbonate phase-out, we recorded charges to write down the value of the related long-lived assets to be abandoned to their salvage value of $0.7 million. The majority of the long-lived assets have a fair value of zero as they have no future use and are anticipated to be demolished. We also recognized a $1.6 million charge to write-down certain other assets to fair value in our FMC Peroxygens segment during the year ended December 31, 2011. The loss noted in the above table represents the accelerated depreciation and write-down of these assets recorded during the period.

(2)	This amount represents severance liabilities associated with the Sodium Percarbonate phase-out as further described in Note 7.

Guarantees, Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments Guarantees and Contingent Liabilities [Abstract]
Schedule of estimated undiscounted potential future payments for guarantees
The following table provides the estimated undiscounted amount of potential future payments for each major group of guarantees at December 31, 2012:

(in Millions)
Guarantees:
Guarantees of vendor financing	$31.4
Foreign equity method investment debt guarantees	6.7
Other debt guarantees	16.9
Total	$55.0

Segment Information (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Segment reporting information by segment

(in Millions)	Year Ended December 31,
	2012	2011	2010
Revenue
FMC Agricultural Solutions	$1,763.8	$1,464.5	$1,241.8
FMC Health and Nutrition	680.8	654.3	611.5
FMC Minerals	966.2	917.5	834.1
FMC Peroxygens	339.0	342.1	430.3
Eliminations	(1.5)	(0.5)	(1.4)
Total	$3,748.3	$3,377.9	$3,116.3
Income (loss) from continuing operations before income taxes
FMC Agricultural Solutions	$454.0	$349.8	$308.8
FMC Health and Nutrition	161.6	159.4	145.5
FMC Minerals	171.4	175.7	145.1
FMC Peroxygens	30.1	28.0	20.9
Eliminations	(0.4)	—	1.0
Segment operating profit	816.7	712.9	621.3
Corporate and other	(78.6)	(75.3)	(59.7)
Operating profit before the items listed below	738.1	637.6	561.6
Interest expense, net	(45.3)	(39.4)	(39.3)
Restructuring and other income (charges) (1)	(38.1)	(32.4)	(151.9)
Non-operating pension and postretirement (charges) income (2)	(34.9)	(14.5)	(19.9)
Acquisition-related charges (3)	(7.2)	(0.8)	—
Provision for income taxes	(146.7)	(136.5)	(132.0)
Discontinued operations, net of income taxes	(30.2)	(31.8)	(33.6)
Net income attributable to noncontrolling interests	(19.5)	(16.3)	(12.4)
Net income attributable to FMC stockholders	$416.2	$365.9	$172.5
____________________

(1)
See Note 7 for details of restructuring and other charges (income). Amounts for the years ended 2012, 2011 and 2010 relate to FMC Agricultural Solutions charges of $8.5 million, $1.2 million and $7.3 million; FMC Health and Nutrition charges of $0.7 million, $1.5 million and $8.0 million; FMC Minerals charges (income) of $13.0 million, $0.7 million and $(1.1) million; FMC Peroxygens charges of $10.6 million, $26.1 million and $124.2 million; and Corporate charges of $5.3 million, $2.9 million and $13.5 million, respectively.

(2)
Our non-operating pension and postretirement costs are defined as those costs related to interest, expected return on plan assets, amortized actuarial gains and losses and the impacts of any plan curtailments or settlements. These costs are primarily related to changes in pension plan assets and liabilities which are tied to financial market performance and we consider these costs to be outside our operational performance. We exclude these non-operating pension and postretirement costs as we believe that removing them provides a better understanding of the underlying profitability of our businesses, provides increased transparency and clarity in the performance of our retirement plans and enhances period-over-period comparability. We continue to include the service cost and amortization of prior service cost in our operating segments noted above. We believe these elements reflect the current year operating costs to our businesses for the employment benefits provided to active employees.

(3)
These charges were related to the expensing of the inventory fair value step-up resulting from the application of purchase accounting. The charges for the year ended December 31, 2012 and 2011 primarily relate to a number of acquisitions completed in 2011, further described in Note 3. On the consolidated statements of income, the charges presented are included in “Costs of sales and services”. No such charges occurred for the year ended December 31, 2010.

Net

Net sales to external customer by product line groups
sales to external customers for each of our product line groups is presented below. Our FMC Agricultural Solutions and FMC Health and Nutrition segments have one product line group respectively, and therefore net sales to external customers within these two segments are included in the table above.

(in Millions)	Year Ended December 31,
	2012	2011	2010
Net Sales
Alkali	$733.2	$692.7	$621.1
Lithium	233.0	224.8	213.0
Total FMC Minerals Segment	$966.2	$917.5	$834.1

(in Millions)	Year Ended December 31,
	2012	2011	2010
Net Sales
Peroxygens	$328.7	$326.1	$296.5
Zeolites, Phosphates and Sulfur Derivatives	10.3	16.0	133.8
Total FMC Peroxygens Segment	$339.0	$342.1	$430.3

(in Millions)	December 31,
	2012	2011	2010
Operating capital employed (1)
FMC Agricultural Solutions	$1,184.3	$903.2	$756.6
FMC Health and Nutrition	874.2	696.1	637.2
FMC Minerals	702.1	610.2	539.5
FMC Peroxygens	276.0	243.3	163.6
Elimination	—	(0.2)	(0.2)
Total operating capital employed	3,036.6	2,452.6	2,096.7
Segment liabilities included in total operating capital employed	902.8	760.3	667.3
Corporate items	434.5	530.6	555.9
Total assets	$4,373.9	$3,743.5	$3,319.9
Segment assets (2)
FMC Agricultural Solutions	$1,793.7	$1,382.8	$1,090.9
FMC Health and Nutrition	958.1	765.1	697.9
FMC Minerals	830.0	731.9	643.4
FMC Peroxygens	357.6	333.4	332.0
Elimination	—	(0.3)	(0.2)
Total segment assets	3,939.4	3,212.9	2,764.0
Corporate items	434.5	530.6	555.9
Total assets	$4,373.9	$3,743.5	$3,319.9

Reconciliation of Assets from Segment to Consolidated [Table Text Block]
___________________

(1)
We view operating capital employed, which consists of assets, net of liabilities, reported by our operations and excluding corporate items such as cash equivalents, debt, pension liabilities, income taxes and LIFO reserves, as our primary measure of segment capital.

(2)	Segment assets are assets recorded and reported by the segments and are equal to segment operating capital employed plus segment liabilities. See Note 1.

	Year Ended December 31,
(in Millions)	Capital Expenditures			Depreciation and Amortization			Research and Development Expense
	2012	2011	2010	2012	2011	2010	2012	2011	2010
FMC Agricultural Solutions	$18.4	$17.4	$12.9	$34.0	$23.1	$21.7	$95.4	$84.3	$80.9
FMC Health and Nutrition	56.5	38.8	32.3	24.7	22.1	19.9	9.9	10.1	9.3
FMC Minerals	92.9	88.9	56.2	50.3	48.4	52.6	6.7	6.6	6.0
FMC Peroxygens	29.3	32.7	31.8	21.3	26.0	33.4	5.8	4.2	4.3
Corporate	9.5	11.7	9.1	7.5	7.0	6.0	—	—	—
Total	$206.6	$189.5	$142.3	$137.8	$126.6	$133.6	$117.8	$105.2	$100.5
G

Reconciliation of Other Significant Reconciling Items from Segments to Consolidated [Table Text Block]	og
Schedule of Revenue from External Customers and Long-Lived Assets, by Geographical Areas [Table Text Block]
raphic Segment Information

(in Millions)	Year Ended December 31,
	2012	2011	2010
Revenue (by location of customer):
North America (1)	$1,298.9	$1,188.8	$1,125.4
Europe/Middle East/Africa	618.7	635.7	677.6
Latin America (1)	1,179.2	976.3	821.8
Asia Pacific	651.5	577.1	491.5
Total	$3,748.3	$3,377.9	$3,116.3
  ____________________

(1)
In 2012, countries with sales in excess of ten percent of consolidated revenue consisted of the U.S. and Brazil. Sales for the years ended December 2012, 2011 and 2010 for the U.S. totaled $1,217.8 million, $1,109.6 million and $1,056.1 million and for Brazil totaled $846.6 million, $695.2 million and $564.7 million, respectively.

(in Millions)	December 31,
	2012	2011
Long-lived assets (1):
North America (2)	$1,011.6	$860.9
Europe/Middle East/Africa (2)	558.1	467.2
Latin America	143.1	106.5
Asia Pacific	246.0	192.6
Total	$1,958.8	$1,627.2
   ____________________

(1)	Geographic segment long-lived assets exclude long-term deferred income taxes on the consolidated balance sheets.

(2)
The countries with long-lived assets in excess of 10 percent of consolidated long-lived assets at December 31, 2012 and 2011 are the U.S. and Norway. Long lived assets at December 31, 2012 and 2011 for the U.S. totaled $967.7 million and $819.0 million and for Norway totaled $245.8 million and $234.3 million, respectively. Norway assets included goodwill of $162.3 million and $165.7 million at December 31, 2012 and 2011, respectively.

Supplemental Information (Tables)	12 Months Ended
Dec. 31, 2012
Supplemental Information [Abstract]
Supplemental Information [Table Text Block]
The following tables present details of prepaid and other current assets, other assets, accrued and other liabilities and other long-term liabilities as presented on the consolidated balance sheets:

Prepaid and other current assets	December 31,
(in Millions)	2012	2011
Prepaid insurance	$7.1	$7.6
Income and value added tax receivables	59.7	57.6
Environmental obligation recoveries (Note 10)	13.3	9.4
Other prepaid and current assets	101.0	98.8
Total	$181.1	$173.4

Other assets	December 31,
(in Millions)	2012	2011
Debt financing fees, net	$7.7	$9.1
Contract manufacturers expenditures	55.9	38.7
Capitalized software, net	32.8	21.8
Environmental obligation recoveries (Note 10)	38.3	48.9
Export tax receivable	23.5	—
Deferred compensation arrangements	33.0	20.9
Other long-term assets	81.1	59.5
Total	$272.3	$198.9

Accrued and other liabilities	December 31,
(in Millions)	2012	2011
Asset retirement obligations, current (Note 8)	$14.9	$9.8
Restructuring reserves (Note 7)	10.5	12.4
Dividend Payable (Note 15)	18.7	10.5
Environmental reserves, current, net of recoveries (Note 10)	15.8	13.6
Other accrued and other liabilities	132.1	139.9
Total	$192.0	$186.2

Other long-term liabilities	December 31,
(in Millions)	2012	2011
Asset retirement obligations, long-term (Note 8)	$10.6	$17.2
Contingencies related to uncertain tax positions (Note 11)	23.3	8.1
Deferred compensation arrangements	39.8	31.8
Self insurance reserves (primarily workers' compensation)	19.6	19.7
Lease obligations	31.8	11.3
Other long-term liabilities	29.4	28.7
Total	$154.5	$116.8

Quarterly Financial Information (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Schedule of Quarterly Financial Information [Table Text Block]

(in Millions, Except Share and Per Share Data)	2012				2011
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Revenue	$940.7	$905.2	$902.4	$1,000.0	$795.0	$812.2	$862.1	$908.6
Gross Profit	347.3	337.8	315.5	340.6	288.1	298.8	287.4	293.1
Income (loss) from continuing operations before equity in (earnings) loss of affiliates, net interest income and expense and income taxes	188.0	175.5	146.8	147.9	155.0	155.6	135.6	141.1
Income (loss) from continuing operations (2)	132.0	118.4	100.9	114.6	105.4	121.1	97.2	90.3
Discontinued operations, net of income taxes	(7.4)	(8.1)	(6.3)	(8.4)	(8.0)	(8.9)	(6.3)	(8.6)
Net income (loss) (3)	124.6	110.3	94.6	106.2	97.4	112.2	90.9	81.7
Less: Net income attributable to noncontrolling interests	5.5	5.4	4.6	4.0	3.4	5.0	4.1	3.8
Net income (loss) attributable to FMC stockholders	$119.1	$104.9	$90.0	$102.2	$94.0	$107.2	$86.8	$77.9
Amounts attributable to FMC stockholders:
Continuing operations, net of income taxes	$126.5	$113.0	$96.3	$110.6	$102.0	$116.1	$93.1	$86.5
Discontinued operations, net of income taxes	(7.4)	(8.1)	(6.3)	(8.4)	(8.0)	(8.9)	(6.3)	(8.6)
Net income (loss)	$119.1	$104.9	$90.0	$102.2	$94.0	$107.2	$86.8	$77.9
Basic earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$0.91	$0.82	$0.70	$0.80	$0.71	$0.81	$0.65	$0.61
Discontinued operations	(0.05)	(0.06)	(0.05)	(0.06)	(0.06)	(0.06)	(0.04)	(0.06)
Basic net income (loss) per common share (1)	$0.86	$0.76	$0.65	$0.74	$0.65	$0.75	$0.61	$0.55
Diluted earnings (loss) per common share attributable to FMC stockholders:
Continuing operations	$0.90	$0.82	$0.70	$0.80	$0.71	$0.80	$0.65	$0.61
Discontinued operations	(0.05)	(0.06)	(0.05)	(0.06)	(0.06)	(0.06)	(0.04)	(0.06)
Diluted net income (loss) per common share (1)	$0.85	$0.76	$0.65	$0.74	$0.65	$0.74	$0.61	$0.55
Weighted average shares outstanding:
Basic	138.3	137.2	137.4	137.6	143.0	143.2	141.9	140.4
Diluted	139.5	138.3	138.4	138.6	144.2	144.4	143.1	141.4
 ____________________

(1)	The sum of quarterly earnings per common share may differ from the full-year amount.

(2)
In the fourth quarter of 2012, our results were unfavorably impacted by $13.3 million ($9.3 million after-tax) of restructuring and other charges (income), which arose from the Lithium restructuring. (See Note 7).

(3)
In the fourth quarter of 2012, our results were favorably impacted due to a valuation allowance decrease of $14.9 million related to U.S. state net operating losses now expected to be recoverable (See Note 11).

Principal Accounting Policies and Related Financial Information (Details) (USD $)	12 Months Ended
	Dec. 31, 2012 Months Segments Classes	Dec. 31, 2011	Dec. 31, 2010
Nature of Operations
Business Segments	4
Major Classes of Crop Protection	3
Cash Equivalents
Cash Equivalent Orginial Maturity Maximum Number of Months	3
Trade receivable, net of allowance [Abstract]
Allowance for Doubtful Accounts Receivable, Current	$ 27,200,000	$ 21,500,000
Provision for Doubtful Accounts	8,700,000	3,800,000	4,300,000
Investments [Abstract]
Maximum Ownership Percentage for Equity Method Investments	50.00%
Capitalized Interest [Abstract]
Interest Costs Capitalized	7,800,000	6,900,000	7,500,000
Other Assets [Abstract]
Capitalized Computer Software, Net	32,800,000	21,800,000
Goodwill and Intangible Assets [Abstract]
Goodwill, Impairment Loss	0	0	0
Foreign Currency Translation [Abstract]
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Gain (Loss) Arising During Period, Net of Tax	2,500,000	(15,000,000)	(26,000,000)
Maximum [Member]
Goodwill and Intangible Assets [Abstract]
Finite-Lived Intangible Asset, Useful Life	25 years
Minimum [Member]
Goodwill and Intangible Assets [Abstract]
Finite-Lived Intangible Asset, Useful Life	5 years
Land Improvements [Member]
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Useful Life	20 years
Building [Member] | Maximum [Member]
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Useful Life	40 years
Building [Member] | Minimum [Member]
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Useful Life	20 years
Machinery and Equipment [Member] | Maximum [Member]
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Useful Life	18 years
Machinery and Equipment [Member] | Minimum [Member]
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Useful Life	3 years
Software Development [Member] | Maximum [Member]
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Useful Life	10 years
Software Development [Member] | Minimum [Member]
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment, Useful Life	3 years
Accumulated Other Comprehensive Income (Loss)
Foreign Currency Translation [Abstract]
Other Comprehensive Income (Loss), Foreign Currency Transaction and Translation Gain (Loss) Arising During Period, Net of Tax	$ 2,300,000	$ (14,400,000)	$ (25,600,000)

Acquisitions (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011 Completed_Acquisitions	Dec. 31, 2010
Business Acquisition [Line Items]
Business Acquisition, Finished Goods Inventory Fair Value Step Up	$ 0.6
Acquired Finite-lived Intangible Assets, Weighted Average Useful Life	25 years
Acquisitions completed in 2011			5
Payments to Acquire Businesses, Net of Cash Acquired	143.2		148.1	7.5
Business Acquisition, Purchase Price Allocation, Current Assets	17.9	[1]
Business Acquisition, Purchase Price Allocation, Property, Plant and Equipment	29.8
Business Acquisition, Purchase Price Allocation, Amortizable Intangible Assets	38.8	[2]
Business Acquisition, Purchase Price Allocation, Goodwill Amount	62.4	[3]
Business Acquisition, Purchase Price Allocation, Assets Acquired	148.9
Business Acquisition, Purchase Price Allocation, Current Liabilities	10.4
Business Acquisition, Cost of Acquired Entity, Cash Paid	117.4
Business Acquisition, Purchase Price Allocation Deferred Income Taxes Liability	7.5
Business Acquisition, Purchase Price Allocation, Other Noncurrent Liabilities	6.9
Business Combination, Acquisition of Less than 100 Percent, Noncontrolling Interest, Fair Value	6.7
Business Acquisition, Purchase Price Allocation, Liabilities Assumed	31.5
Goodwill, Allocation Adjustment	(0.8)
Phytone Ltd [Member]
Business Acquisition [Line Items]
Business Acquisition, Percentage of Voting Interests Acquired	100.00%
South Pole Biogroup Ltda [Member]
Business Acquisition [Line Items]
Business Acquisition, Percentage of Voting Interests Acquired			100.00%
RheinPerChemie GmbH [Member]
Business Acquisition [Line Items]
Business Acquisition, Percentage of Voting Interests Acquired			100.00%
Ruralco Soluciones SA [Member]
Business Acquisition [Line Items]
Business Acquisition, Percentage of Voting Interests Acquired			50.00%
2011 Acquisitions [Member]
Business Acquisition [Line Items]
Business Acquisition, Contingent Consideration, Potential Cash Payment	1		3.5
Business Acquisition, Cost of Acquired Entity, Purchase Price	173.9
Payments to Acquire Businesses, Net of Cash Acquired	25.8		148.1
Business Combination, Contingent Consideration Arrangements, Change in Amount of Contingent Consideration, Liability	2.5
Business Acquisition, Purchase Price Allocation, Amortizable Intangible Assets	134.8
Business Acquisition, Purchase Price Allocation, Goodwill Amount	$ 33.9

[1]	Fair value of finished good inventories acquired included a step-up in the value of approximately $0.6 million, which has been expensed to cost of sales and services in 2012.
[2]	See Note 4 for the major classes of intangible assets acquired, which primarily represent customer relationships. The weighted average useful life of the acquired finite-lived intangibles is approximately 25 years.
[3]	Goodwill largely consisted of expected revenue synergies resulting from the business combinations. None of the acquired goodwill will be deductible for income tax purposes.

Goodwill and Intangible Assets, Goodwill (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Goodwill [Roll Forward]
Balance at beginning of period	$ 225.9	$ 194.4
Goodwill, Acquired During Period	62.4	34.7
Foreign Currency Adjustments	6.9	(3.2)
Balance at end of period	294.4	225.9
Goodwill, Allocation Adjustment	(0.8)
FMC Agricultural Solutions [Member]
Goodwill [Roll Forward]
Balance at beginning of period	12.4	2.8
Goodwill, Acquired During Period	19.5	9.6
Foreign Currency Adjustments	0.2	0
Balance at end of period	31	12.4
Goodwill, Allocation Adjustment	(1.1)
FMC Health and Nutrition [Member]
Goodwill [Roll Forward]
Balance at beginning of period	197	191
Goodwill, Acquired During Period	42.9	8.9
Foreign Currency Adjustments	6.3	(2.9)
Balance at end of period	246.6	197
Goodwill, Allocation Adjustment	0.4
FMC Minerals [Member]
Goodwill [Roll Forward]
Balance at beginning of period	0	0
Goodwill, Acquired During Period	0	0
Foreign Currency Adjustments	0	0
Balance at end of period	0	0
Goodwill, Allocation Adjustment	0
FMC Peroxygens [Member]
Goodwill [Roll Forward]
Balance at beginning of period	16.5	0.6
Goodwill, Acquired During Period	0	16.2
Foreign Currency Adjustments	0.4	(0.3)
Balance at end of period	16.8	16.5
Goodwill, Allocation Adjustment	$ (0.1)

Goodwill and Intangible Assets, Indefinite Life Intangible Assets (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Indefinite-lived Intangible Assets by Major Class [Line Items]
Indefinite-Lived Intangible Assets (Excluding Goodwill)	$ 39	$ 39
Finite and Indefinite lived intangible assets, gross	241	200.5
Intangible Asset, Accumulated Amortization	(25.3)	(13.2)
Other intangibles, net	215.7	187.3
Trade Names [Member]
Indefinite-lived Intangible Assets by Major Class [Line Items]
Indefinite-Lived Intangible Assets (Excluding Goodwill)	36.3	36.3
In process research and development
Indefinite-lived Intangible Assets by Major Class [Line Items]
Indefinite-Lived Intangible Assets (Excluding Goodwill)	$ 2.7	$ 2.7

Goodwill and Intangible Assets, Finite-lived intangible Assets (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Assets, Gross	$ 202	$ 161.5
Finite-Lived Intangible Assets, Accumulated Amortization	(25.3)	(13.2)
Finite-lived intangible assets	176.7	148.3
Future Amortization Expense, Year One	12.8
Future Amortization Expense, Year Two	12
Future Amortization Expense, Year Three	11.8
Future Amortization Expense, Year Four	10.4
Future Amortization Expense, Year Five	9.9
FMC Agricultural Solutions [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-lived intangible assets	112.2
FMC Health and Nutrition [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-lived intangible assets	53.9
FMC Minerals [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-lived intangible assets	1.2
Customer Relationships [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Assets, Weighted-Average Useful Life	19 years
Finite-Lived Intangible Assets, Gross	131.4	102
Finite-Lived Intangible Assets, Accumulated Amortization	(8.6)	(2.2)
Finite-lived intangible assets	122.8	99.8
Patents [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Assets, Weighted-Average Useful Life	13 years
Finite-Lived Intangible Assets, Gross	0.6	0.6
Finite-Lived Intangible Assets, Accumulated Amortization	(0.2)	(0.1)
Finite-lived intangible assets	0.4	0.5
Trade Names [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Assets, Weighted-Average Useful Life	4 years
Finite-Lived Intangible Assets, Gross	1.5	0.2
Finite-Lived Intangible Assets, Accumulated Amortization	(0.2)	0
Finite-lived intangible assets	1.3	0.2
Developed Technology Rights [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Assets, Weighted-Average Useful Life	12 years
Finite-Lived Intangible Assets, Gross	63.6	54.6
Finite-Lived Intangible Assets, Accumulated Amortization	(14.4)	(9.9)
Finite-lived intangible assets	49.2	44.7
Other Intangible Assets [Member]
Finite-Lived Intangible Assets [Line Items]
Finite-Lived Intangible Assets, Weighted-Average Useful Life	13 years
Finite-Lived Intangible Assets, Gross	4.9	4.1
Finite-Lived Intangible Assets, Accumulated Amortization	(1.9)	(1)
Finite-lived intangible assets	$ 3	$ 3.1

Goodwill and Intangible Assets Goodwill and Intangible Assets, by Segment (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Finite-lived intangible assets	$ 176.7	$ 148.3
Indefinite-Lived Intangible Assets (Excluding Goodwill)	39	39
FMC Agricultural Solutions [Member]
Finite-lived intangible assets	112.2
Indefinite-Lived Intangible Assets (Excluding Goodwill)	35.2
FMC Health and Nutrition [Member]
Finite-lived intangible assets	53.9
Indefinite-Lived Intangible Assets (Excluding Goodwill)	3.2
FMC Minerals [Member]
Finite-lived intangible assets	1.2
Indefinite-Lived Intangible Assets (Excluding Goodwill)	0
FMC Peroxygens [Member]
Finite-lived intangible assets	9.4
Indefinite-Lived Intangible Assets (Excluding Goodwill)	$ 0.6

Inventories (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Inventories:
Finished goods and work in process	$ 416	$ 298.6
Raw materials	259.7	171.7
Net inventory	675.7	470.3
Inventory, LIFO Reserve	$ 165.1	$ 157.5
Percentage of LIFO Inventory	40.00%
Percentage of FIFO Inventory	60.00%

Property, Plant and Equipment (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment [Line Items]
Depreciation	$ 99.1	$ 101.1	$ 109.4
Property, plant and equipment:
Land and land improvements	160.8	143.1
Mineral rights	31.4	31.4
Buildings	377.1	363.9
Machinery and equipment	2,250.3	2,150.3
Construction in progress	217.8	161.3
Total cost	3,037.4	2,850
Accumulated depreciation	1,901.2	1,863.2
Property, plant and equipment, net	$ 1,136.2	$ 986.8

Restructuring and Other Charges (Income) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Component of Operating Other Cost and Expense [Line Items]
Increase (Decrease) in Restructuring Reserve	$ 10.4	[1]	$ 7.1	[1]
Severance and Employee Benefits	8.2	[2]	5.6	[2]	41.5	[2]
Asset Disposal Charges	17.9		20.9	[3]	81.1	[3]
Other Charges (Income)	2.2		1.5	[4]	4.6	[4]
Restructuring Charges and Asset Disposals	28.3		28		127.2
Environmental Charges, Net	5.8		3.1		14.2
Other, net	4		1.3		10.5
Other Charges (Income), Net	9.8		4.4		24.7
Total Restructuring and Other Charges	38.1	[5]	32.4	[5]	151.9	[5]
Restructuring Reserve [Roll Forward]
Restructuring Reserve, Beginning Balance	12.4	[6]	46.8	[6]
Restructuring Reserve, Settled with Cash	(13)		(43.5)
Restructuring Reserve, Translation Adjustment	0.7	[7]	2	[7]
Restructuring Reserve, Ending Balance	10.5	[6]	12.4	[6]	46.8	[6]
FMC Agricultural Solutions [Member]
Component of Operating Other Cost and Expense [Line Items]
Other, net	4.4				5.7
Total Restructuring and Other Charges	8.5		1.2		7.3
FMC Health and Nutrition [Member]
Component of Operating Other Cost and Expense [Line Items]
Total Restructuring and Other Charges	0.7		1.5		8
FMC Minerals [Member]
Component of Operating Other Cost and Expense [Line Items]
Total Restructuring and Other Charges	13		0.7		(1.1)
Corporate [Member]
Component of Operating Other Cost and Expense [Line Items]
Total Restructuring and Other Charges	5.3		2.9		13.5
Lithium Restructuring [Member]
Component of Operating Other Cost and Expense [Line Items]
Severance and Employee Benefits	0	[2]
Asset Disposal Charges	13.3	[3]
Future Estimated Restructuring Charges (low end of range)	10	[3]
Other Charges (Income)	0	[4]
Restructuring Charges and Asset Disposals	13.3
Restructuring Reserve [Roll Forward]
Future Estimated Restructuring Charges (high end of range)	15	[3]
Zeolites Shutdown [Member]
Component of Operating Other Cost and Expense [Line Items]
Increase (Decrease) in Restructuring Reserve	5.6	[1]	0	[1]
Severance and Employee Benefits	5.7	[2]
Asset Disposal Charges	0.8	[3]
Other Charges (Income)	(0.1)	[4]
Restructuring Charges and Asset Disposals	6.4
Restructuring Reserve [Roll Forward]
Restructuring Reserve, Beginning Balance	0	[6]	0	[6]
Restructuring Reserve, Settled with Cash	(4.5)		0
Restructuring Reserve, Translation Adjustment	0.4	[7]	0	[7]
Restructuring Reserve, Ending Balance	1.5	[6]	0	[6]
Sodium Percarbonate Phase-out [Member]
Component of Operating Other Cost and Expense [Line Items]
Increase (Decrease) in Restructuring Reserve	0.2	[1]	6.2	[1]
Severance and Employee Benefits			5.5	[2]
Asset Disposal Charges			14.8	[3]
Other Charges (Income)			0.7	[4]
Restructuring Charges and Asset Disposals			21
Restructuring Reserve [Roll Forward]
Restructuring Reserve, Beginning Balance	1.1	[6]	0	[6]
Restructuring Reserve, Settled with Cash	(1.3)		(4.9)
Restructuring Reserve, Translation Adjustment	0	[7]	(0.2)	[7]
Restructuring Reserve, Ending Balance	0	[6]	1.1	[6]
Barcelona Facility Shutdown [Member]
Component of Operating Other Cost and Expense [Line Items]
Severance and Employee Benefits					(0.2)	[2]
Asset Disposal Charges					10.1	[3]
Other Charges (Income)					(3)	[4]
Restructuring Charges and Asset Disposals					6.9
Alginates Restructuring [Member]
Component of Operating Other Cost and Expense [Line Items]
Severance and Employee Benefits					(0.6)	[2]
Asset Disposal Charges					1.6	[3]
Other Charges (Income)					6.2	[4]
Restructuring Charges and Asset Disposals					7.2
Huelva Shutdown [Member]
Component of Operating Other Cost and Expense [Line Items]
Increase (Decrease) in Restructuring Reserve	1.3	[1]	0.7	[1]
Severance and Employee Benefits	0		(0.6)	[2]	37	[2]
Asset Disposal Charges	0		0.6	[3]	69.4	[3]
Other Charges (Income)	1.3		1.3	[4]	4	[4]
Restructuring Charges and Asset Disposals	1.3		1.3		110.4
Restructuring Reserve [Roll Forward]
Restructuring Reserve, Beginning Balance	7.3	[6]	40	[6]
Restructuring Reserve, Settled with Cash	(5.7)		(34.4)
Restructuring Reserve, Translation Adjustment	0.1	[7]	1	[7]
Restructuring Reserve, Ending Balance	3	[6]	7.3	[6]	40	[6]
Other [Member]
Component of Operating Other Cost and Expense [Line Items]
Increase (Decrease) in Restructuring Reserve	3.3	[1],[8]	0.2	[1],[8]
Severance and Employee Benefits	2.5	[2],[9]	0.7	[2],[9]	5.3	[2],[9]
Asset Disposal Charges	3.8		5.5	[3],[9]	0	[3],[9]
Other Charges (Income)	1		(0.5)	[4],[9]	(2.6)	[4],[9]
Restructuring Charges and Asset Disposals	7.3	[9]	5.7	[9]	2.7	[9]
Restructuring Reserve [Roll Forward]
Restructuring Reserve, Beginning Balance	4	[6],[8]	6.8	[6],[8]
Restructuring Reserve, Settled with Cash	(1.5)	[8]	(4.2)	[8]
Restructuring Reserve, Translation Adjustment	0.2	[7],[8]	1.2	[7],[8]
Restructuring Reserve, Ending Balance	$ 6	[6],[8]	$ 4	[6],[8]	$ 6.8	[6],[8]

[1]	Primarily severance, exited lease, contract termination and other miscellaneous exit costs. The accelerated depreciation and impairment charges noted above impacted our property, plant and equipment balances and are not included in the above tables.
[2]	Represents severance and employee benefit charges. Income represents adjustments to previously recorded severance and employee benefits.
[3]	Primarily represents accelerated depreciation and impairment charges on plant and equipment, which were or are to be abandoned. Asset disposal charges also included the acceleration effect of re-estimating settlement dates and revised cost estimates associated with asset retirement obligations due to facility shutdowns, see Note 8.
[4]	Primarily represents costs associated with accrued lease payments, contract terminations, and other miscellaneous exit costs. Other Income primarily represents favorable developments on previously recorded exit costs as well as recoveries associated with restructuring.
[5]	See Note 7 for details of restructuring and other charges (income). Amounts for the years ended 2012, 2011 and 2010 relate to FMC Agricultural Solutions charges of $8.5 million, $1.2 million and $7.3 million; FMC Health and Nutrition charges of $0.7 million, $1.5 million and $8.0 million; FMC Minerals charges (income) of $13.0 million, $0.7 million and $(1.1) million; FMC Peroxygens charges of $10.6 million, $26.1 million and $124.2 million; and Corporate charges of $5.3 million, $2.9 million and $13.5 million, respectively.(2)
[6]	Included in “Accrued and other liabilities” on the consolidated balance sheets.
[7]	Primarily foreign currency translation adjustments and cash proceeds associated with recoveries.
[8]	Primarily severance costs related to workforce reductions and facility shutdowns described in the “Other Items” sections above.
[9]	Represents charges associated with other restructuring activities, which have resulted in severance and asset disposal costs.

Asset Retirement Obligations (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Asset Retirement Obligation, Roll Forward Analysis [Roll Forward]
Asset Retirement Obligations, Beginning	$ 27	$ 34.6
Asset Retirement Obligation, Liabilities Incurred	2
Increase (decrease) to previously recorded ARO liability	(0.7)	5.5
Accretion expense	0.1	0.3
Payments	(3.2)	(12.1)
Foreign Currency Translation Adjustments	0.3	(1.3)
Asset Retirement Obligations, Ending	$ 25.5	$ 27

Discontinued Operations (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Discontinued Operation, Tax Effect of Adjustment to Prior Period Gain (Loss) on Disposal									$ 0.2		$ (0.3)		$ (0.4)
Discontinued Operation, tax effect of provision for environmental and legal									7.8		9.6		14.5
Adjustment for workers’ compensation, product liability, and other postretirement benefits net of income tax expense									(0.3)		0.7		0.8
Provision for environmental liabilities, net of recoveries (net of income tax benefit)									(12.6)	[1]	(15.8)	[1]	(23.6)	[1]
Provision for legal reserves and expenses, net of recoveries (net of income tax benefit)									(17.3)		(16.7)		(15.9)
Income from a tax matter related to a previously discontinued operation									0		0		5.1
Discontinued operations, net of income taxes	(8.4)	(6.3)	(8.1)	(7.4)	(8.6)	(6.3)	(8.9)	(8)	(30.2)		(31.8)		(33.6)
Reserve for discontinued operations	44.4				41.6				44.4		41.6
Discontinued Actuarial Gain and Prior Service Credit, Pretax	11.3				13.3				11.3		13.3
Discontinued Actuarial Gain and Prior Service Credit, After-tax	7.1				8.7				7.1		8.7
Estimated net Actuarial Gain Amortization from Accumulated Other Comprehensive Income (Loss) to Discontinued Operations Expense in Next Fiscal Year									1.5
Estimated Prior Service Credit Amortization from Accumulated Other Comprehensive Income (Loss) to Discontinued Operations Next Fiscal Year									0.1
Payments of other discontinued reserves									26.9		23.2		28.1
Discontinued Operations, tax effect of provision for legal expenses									10.6		10.3		9.7
Workers' Compensation and Product Liability Reserve [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Reserve for discontinued operations	4.9				5.1				4.9		5.1
Payments of other discontinued reserves									1		1.3		0.7
Other Postretirement Medical and Life Insurance Benefits Reserves [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Reserve for discontinued operations	8.3				8.6				8.3		8.6
Payments of other discontinued reserves									0.7		1		1.6
Legal Proceeding Reserve [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Reserve for discontinued operations	31.2				27.9				31.2		27.9
Payments of other discontinued reserves									$ 24.6		$ 20.9		$ 25.8

[1]	See a roll forward of our environmental reserves as well as discussion on significant environmental issues that occurred during the year in Note 10.

Enviromental Obligations (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 site		Dec. 31, 2011		Dec. 31, 2010
Enviromental Liability Reconciliation [Line Items]
Accrual for Environmental Loss Contingencies, Increase (Decrease) for Revision in Estimates	$ 31.2	[1]	$ 45.2	[1]	$ 76.1	[1]
Accrual for Environmental Loss Contingencies, Provision for New Losses	31.2		45.2		76.1
Continuing operations	5.8	[2]	3.1	[2]	14.2	[2]
Number of Sites FMC is Named as a Potentially Responsible Party	29
Number of Sites FMC may be a Potentially Responsible Party or Equivalent	38
Environmental reserves, excluding recoveries	236.5		251.2
Expected recoveries recorded	72.1		82.6
Cash recoveries recorded	17.7
Environmental loss contingencies, net of expected recoveries, in excess of accrual	160
Environmental Provision, Net of Recoveries recorded to Other Assets	26.2		28.5		52.3
Accrual for Environmental Loss Contingencies [Roll Forward]
Total environmental reserves, net of recoveries Beginning of Period	226.9		224.9		184.1
Spending, net of recoveries	(42.1)		(43.2)		(35.3)
Net Change	(10.9)		2		40.8
Total environmental reserves, net of recoveries End of Period	216		226.9		224.9
Accrual for Environmental Loss Contingencies, Balance Sheet Classification [Abstract]
Environmental reserves, current, net of recoveries (1)	15.8	[3]	13.6	[3]
Environmental reserves, long-term continuing and discontinued, net of recoveries	200.2	[4]	213.3	[4]
Total environmental reserves, net of recoveries	216		226.9		224.9
Environmental Cost Recognized, Recovery Credited to Expense	(5)	[5]	(16.7)	[5]	(23.8)	[5]
Increase in Third-party Environmental Recoveries Receivable	7.2
Front Royal [Member]
Accrual for Environmental Loss Contingencies [Roll Forward]
Total environmental reserves, net of recoveries End of Period	41.2		36.4
Accrual for Environmental Loss Contingencies, Balance Sheet Classification [Abstract]
Total environmental reserves, net of recoveries	41.2		36.4
Pocatello [Member]
Enviromental Liability Reconciliation [Line Items]
Tribal Permit Fee	1.5
Accrual for Environmental Loss Contingencies [Roll Forward]
Total environmental reserves, net of recoveries Beginning of Period	63.6
Total environmental reserves, net of recoveries End of Period	61.7
Accrual for Environmental Loss Contingencies, Balance Sheet Classification [Abstract]
Total environmental reserves, net of recoveries	61.7
Tribal Court Decision on Permit Fees	9
Middleport [Member]
Enviromental Liability Reconciliation [Line Items]
Clean up standard parts per million	20
Properties	180
Accrual for Environmental Loss Contingencies [Roll Forward]
Total environmental reserves, net of recoveries End of Period	42.4		47
Accrual for Environmental Loss Contingencies, Balance Sheet Classification [Abstract]
Total environmental reserves, net of recoveries	42.4		47
Environmental Liabilities, Continuing and Discontinued [Member]
Enviromental Liability Reconciliation [Line Items]
Expected recoveries recorded	20.5		24.3
Cash recoveries recorded	6
Accrual for Environmental Loss Contingencies, Balance Sheet Classification [Abstract]
Increase in Third-party Environmental Recoveries Receivable	2.2
Other Assets [Member]
Enviromental Liability Reconciliation [Line Items]
Expected recoveries recorded	51.6		58.3
Cash recoveries recorded	11.7
Accrual for Environmental Loss Contingencies, Balance Sheet Classification [Abstract]
Increase in Third-party Environmental Recoveries Receivable	5
Environmental Remediation Expense [Member]
Enviromental Liability Reconciliation [Line Items]
Discontinued operations	$ 20.4	[6]	$ 25.4	[6]	$ 38.1	[6]

[1]	See above roll forward of our total environmental reserves as presented on our consolidated balance sheets.
[2]	Recorded as a component of “Restructuring and other charges (income)” on our consolidated statements of income. See Note 7.
[3]	(1)“Current” includes only those reserves related to continuing operations. These amounts are included within “Accrued and other liabilities” on the consolidated balance sheets.
[4]	These amounts are included in "Environmental liabilities, continuing and discontinued" on the consolidated balance sheets.
[5]	Represents certain environmental recoveries. See Note 20 for details of Other assets as presented on our consolidated balance sheets.
[6]	Recorded as a component of “Discontinued operations, net" on our consolidated statements of income. See Note 9.

Income Taxes (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Domestic	$ 391	$ 325.7	$ 303.2
Foreign	221.6	224.8	47.3
Income from continuing operations before income taxes	$ 612.6	$ 550.5	$ 350.5

Income Taxes Provision (benefit) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current:
Federal	$ 32.9	$ 16.5	$ 73.4
Foreign	55	30.2	26
State	1.5	0	0.5
Total current	89.4	46.7	99.9
Deferred:
Federal	74.6	64.8	20.2
Foreign	(11.5)	18.9	4.3
State	(5.8)	6.1	7.6
Total deferred	57.3	89.8	32.1
Total	146.7	136.5	132
Income Tax Expense (Benefit), Intraperiod Tax Allocation [Abstract]
Continuing operations	146.7	136.5	132
Discontinued operations	(18.6)	(19.6)	(28.9)
Items charged directly to equity	(19.2)	(43.1)	(62.5)
Total	108.9	73.8	40.6
Deferred tax (exclusive of valuation allowance)	65.4	73.5	(7.1)
Increase (decrease) in the valuation allowance for deferred tax assets	$ (8.1)	$ 16.3	$ 39.2

Income Taxes Deferred Tax Assets and Liabilities (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Valuation Allowance, Deferred Tax Asset, Change in Amount	$ (8.1)	$ 16.3	$ 39.2
Reserves for discontinued operations, environmental and restructuring	104.8	104.4
Accrued pension and other postretirement benefits	113.8	109.8
Other reserves	54.1	51.5
Alternative minimum, foreign tax and other credit carryforwards	11.8	70.9
Net operating loss carryforwards	86.7	83.7
Deferred expenditures capitalized for tax	54.3	63.2
Other	109.8	77.4
Deferred tax assets	535.3	560.9
Valuation allowance, net	(84.5)	(92.6)
Deferred tax assets, net of valuation allowance	450.8	468.3
Property, plant and equipment, net	94.1	85.9
Deferred tax liabilities	94.1	85.9
Net deferred tax assets	356.7	382.4
U.S. State net operating losses now recoverable [Member]
Valuation Allowance, Deferred Tax Asset, Change in Amount	(14.9)
Valuation Allowance, Operating Loss Carryforwards [Member]
Valuation Allowance, Deferred Tax Asset, Change in Amount	$ 6.8

Income Taxes Net Operating Loss Carryforwards (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Foreign [Member]
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	$ 277.9
U.S. State [Member]
Operating Loss Carryforwards [Line Items]
Operating Loss Carryforwards	$ 602.7

Income Taxes Tax Credit Carryforwards (Details) (U.S. Foreign Tax Credit [Member], USD $) In Millions, unless otherwise specified	Dec. 31, 2012
U.S. Foreign Tax Credit [Member]
Tax Credit Carryforward [Line Items]
Tax Credit Carryforward, Amount	$ 1.4

Income Taxes Effective Income Tax Rate Reconciliation (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statutory U.S. tax rate	35.00%	35.00%	35.00%
Percentage depletion	(3.50%)	(3.70%)	(5.10%)
State and local income taxes, less federal income tax benefit	1.10%	1.10%	1.20%
Foreign earnings subject to different tax rates	(6.70%)	(9.00%)	(6.20%)
Manufacturer’s production deduction and miscellaneous tax credits	(1.30%)	(0.80%)	(0.80%)
Tax on intercompany dividends and deemed dividend for tax purposes	0.40%	1.00%	0.80%
Nondeductible expenses	0.40%	1.00%	0.90%
Changes to unrecognized tax benefits	(0.20%)	(1.90%)	1.10%
Change in valuation allowance	(0.70%)	3.20%	11.50%
Other	(0.60%)	(1.10%)	(0.70%)
Total difference	(11.10%)	(10.20%)	2.70%
Effective tax rate	23.90%	24.80%	37.70%

Income Taxes Deferred Tax Liability Not Recognized (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Deferred Tax Liability Not Recognized [Line Items]
Deferred Tax Liability Not Recognized, Cumulative Amount of Temporary Difference	$ 1,194.5

Income Taxes Uncertain Income Tax Positions (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 Countries		Dec. 31, 2011		Dec. 31, 2010
Income Tax Contingency [Line Items]
Number of significant foreign jurisdictions	16
Unrecognized Tax Benefits that Would Impact Effective Tax Rate	$ 6.6
Deferred Tax Assets, Other	16.7
Unrecognized Tax Benefits, Income Tax Penalties and Interest Accrued	0.1
Balance at beginning of year	8.1	[1]	17.3	[1]	14.4
Additions for the current year	5.5		4.9		6.1
Additions for tax positions on acquisitions	0		1.4		0
Adjustments	9.7		0		(0.6)
Settlements during the period	0		(15.5)		(2.6)
Balance at end of year	$ 23.3	[1]	$ 8.1	[1]	$ 17.3	[1]

[1]	As of December 31, 2012, we have recognized an offsetting non-current deferred tax asset of $16.7 million relating to specific uncertain tax positions presented above.

Debt, Maturing within One Year (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Short-term Debt [Line Items]
Short-term debt	$ 50.6	$ 27
Current portion of long-term debt	5.7	19.5
Total debt maturing within one year	$ 56.3	$ 46.5
Short-term Debt, Weighted Average Interest Rate	6.50%	9.70%

Debt, Long-term (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Long-term Debt, Maturities, Repayments of Principal in Next Twelve Months	$ 5.7
Total long-term debt	914.5	798.6
Less: debt maturing within one year	5.7	19.5
Total long-term debt, less current portion	908.8	779.1
Long-term Debt, Maturities, Repayments of Principal in Year Two	33.3
Long-term Debt, Maturities, Repayments of Principal in Year Three	0.9
Long-term Debt, Maturities, Repayments of Principal in Year Four	131
Long-term Debt, Maturities, Repayments of Principal in Year Five	0.7
Long-term Debt, Maturities, Repayments of Principal after Year Five	744.9
Pollution Control and Industrial Revenue Bonds [Member]
Debt Instrument [Line Items]
Interest rate percentage, minimum	0.20%
Interest rate percentage, maximum	6.50%
Maturity date, minimum	2013
Maturity date, maximum	2035
Total long-term debt	176.7	176.7
Unamortized discount	0.2	0.2
Senior Notes [Member]
Debt Instrument [Line Items]
Interest rate percentage, minimum	3.95%
Interest rate percentage, maximum	5.20%
Maturity date, minimum	2019
Maturity date, maximum	2022
Total long-term debt	598.2	597.9
Unamortized discount	1.8	2.1
2011 Credit Agreement [Member]
Debt Instrument [Line Items]
Interest rate percentage	2.40%
Maturity date	2016
Total long-term debt	130 [1]	0	[1]
Foreign Debt [Member]
Debt Instrument [Line Items]
Interest rate percentage, minimum	0.00%
Interest rate percentage, maximum	8.90%
Maturity date, minimum	2013
Maturity date, maximum	2023
Total long-term debt	$ 9.6	$ 24

[1]	Letters of credit outstanding under the 2011 credit agreement totaled $74.0 million. Available funds under this facility were $1,296.0 million at December 31, 2012.

Debt, Credit Facility (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Line of Credit Facility [Line Items]
Long-term Debt	$ 914.5	$ 798.6
Credit Agreement, covenant compliance	Our actual leverage for the four consecutive quarters ended December 31, 2012, was 1.4 which is below the maximum leverage of 3.5. Our actual interest coverage for the four consecutive quarters ended December 31, 2012, was 17.3 which is above the minimum interest coverage of 3.5. We were in compliance with all covenants at December 31, 2012.
Credit Agreement, covenant compliance, actual leverage ratio	1.4
Credit Agreement, covenant terms, maximum leverage ratio	3.5
Credit Agreement, covenant compliance, actual interest coverage ratio	17.3
Credit Agreement, covenant terms, minimum interest coverage ratio	3.5
2011 Credit Agreement [Member]
Line of Credit Facility [Line Items]
Credit Agreement, available funds	1,296
Letters of credit outstanding amount	74
2011 Credit Agreement [Member]
Line of Credit Facility [Line Items]
Long-term Debt	$ 130 [1]	$ 0	[1]
Interest rate percentage	2.40%

[1]	Letters of credit outstanding under the 2011 credit agreement totaled $74.0 million. Available funds under this facility were $1,296.0 million at December 31, 2012.

Pensions and Other Postretirement Benefits (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Change in fair value of plan assets [Abstract]
Company contributions	$ 77,500,000		$ 67,000,000
Other changes in plan assets and benefit obligations for continuing operations recognized in other comprehensive loss (income) [Abstract]
Total recognized in other comprehensive (income) loss, after taxes	(26,900,000)		(60,200,000)		(3,500,000)
Estimated Net Future Benefit Payments [Abstract]
2013	85,400,000
2013	75,100,000
2014	78,100,000
2015	81,900,000
2016	84,900,000
2017 – 2021	453,200,000
Defined contribution plan [Abstract]
Employer matching contribution percentage	80.00%
Maximum percentage of employee's compensation eligible for employer matching contributions	5.00%
Defined Contribution Plan, Additional Employer Annual Contribution Percentage	5.00%
Charges for defined contribution plans	10,200,000		10,600,000		7,800,000
Pension Plans, Defined Benefit [Member]
Following are the weighted average assumptions used to determine the benefit obligations [Abstract]
Discount Rate	4.15%		4.95%
Rate of compensation increase	3.40%		3.40%
Plans with unfunded accumulated benefit obligation	1,367,300,000		1,213,900,000
Change in projected benefit obligation [Abstract]
Projected benefit obligation at January 1	1,268,300,000		1,175,500,000
Service cost	20,200,000		18,800,000		18,200,000
Interest cost	61,300,000		61,600,000		63,200,000
Actuarial loss (gain)	140,700,000		69,400,000
Amendments	0		2,200,000
Foreign currency exchange rate changes	3,400,000		(900,000)
Plan participants’ contributions	200,000		200,000
Other	0		500,000
Curtailments	(3,000,000)		0
Benefits paid	(63,000,000)		(59,000,000)
Projected benefit obligation at December 31	1,428,100,000		1,268,300,000		1,175,500,000
Change in fair value of plan assets [Abstract]
Fair value of plan assets at January 1	918,800,000		905,800,000
Actual return on plan assets	127,200,000		8,400,000
Foreign currency exchange rate changes	3,100,000		(600,000)
Company contributions	73,900,000		64,000,000
Plan participants’ contributions	200,000		200,000
Benefits paid	(63,000,000)		(59,000,000)
Fair value of plan assets at December 31	1,060,200,000		918,800,000		905,800,000
Funded status of the plan (liability)	(367,900,000)		(349,500,000)
Amount recognized in the consolidated balance sheets [Abstract]
Accrued benefit liability	367,900,000		349,500,000
Total	(367,900,000)		(349,500,000)
The amounts in accumulated other comprehensive income (loss) that has not yet been recognized as components of net periodic benefit cost [Abstract]
Prior service (cost) credit	(7,700,000)		(9,800,000)
Net actuarial (loss) gain	(620,300,000)		(586,300,000)
Accumulated other comprehensive income (loss) – pretax	(628,000,000)		(596,100,000)
Accumulated other comprehensive income (loss) – net of tax	(394,200,000)		(373,500,000)
Other changes in plan assets and benefit obligations for continuing operations recognized in other comprehensive loss (income) [Abstract]
Current year net actuarial loss (gain)	84,300,000		143,900,000
Current year prior service cost (credit)	0		2,200,000
Amortization of net actuarial (loss) gain	(51,200,000)		(36,300,000)
Amortization of prior service (cost) credit	(2,100,000)		(1,900,000)
Foreign currency exchange rate changes on the above line items	900,000		(1,200,000)
Total recognized in other comprehensive (income) loss, before taxes	31,900,000		106,700,000
Total recognized in other comprehensive (income) loss, after taxes	20,700,000		67,000,000
Estimated amounts that will be amortized from AOCI during next fiscal year [Abstract]
Net actuarial gain (loss) that will be amortized from AOCI into net annual benefit cost (income) during 2012	70,300,000
Prior service cost (credit) that will be amortized from AOCI into net annual benefit cost (income) during 2012	(2,000,000)
Assumptions used in calculating net periodic benefit cost (income) [Abstract]
Discount rate	4.95%		5.40%		5.90%
Expected return on plan assets	7.75%		8.50%		8.50%
Rate of compensation increase	3.40%		4.20%		4.20%
Components of net annual benefit cost [Abstract]
Service cost	20,200,000		18,800,000		18,200,000
Interest cost	61,300,000		61,600,000		63,200,000
Expected return on plan assets	(76,600,000)		(82,500,000)		(79,000,000)
Amortization of transition asset	0		0		0
Amortization of prior service cost	2,100,000		1,900,000		1,200,000
Recognized net actuarial and other (gain) loss	51,200,000		36,300,000		26,500,000
Recognized loss due to settlement and curtailments	0		0		7,100,000
Net periodic benefit cost from continuing operations	58,200,000		36,100,000		37,200,000
Pension Plans, Defined Benefit [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	784,200,000		655,400,000
Pension Plans, Defined Benefit [Member] | Significant Other Observable Inputs (Level 2) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	275,300,000		262,700,000
Pension Plans, Defined Benefit [Member] | Significant Unobservable Inputs (Level 3) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at January 1	700,000
Fair value of plan assets at December 31	700,000
Information about pension plan assets [Abstract]
Change in fair value of plan assets	0
Pension Plans, Defined Benefit [Member] | Cash and Short-term Investments [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	50,300,000		39,500,000
Pension Plans, Defined Benefit [Member] | Cash and Short-term Investments [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	50,300,000		39,500,000
Pension Plans, Defined Benefit [Member] | Cash and Short-term Investments [Member] | Significant Other Observable Inputs (Level 2) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Cash and Short-term Investments [Member] | Significant Unobservable Inputs (Level 3) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Equity Securities [Member] | Common Stock [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	556,300,000		474,200,000
Pension Plans, Defined Benefit [Member] | Equity Securities [Member] | Common Stock [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	556,300,000		474,200,000
Pension Plans, Defined Benefit [Member] | Equity Securities [Member] | Common Stock [Member] | Significant Other Observable Inputs (Level 2) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Equity Securities [Member] | Common Stock [Member] | Significant Unobservable Inputs (Level 3) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Equity Securities [Member] | Preferred Stock [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	6,300,000		2,600,000
Pension Plans, Defined Benefit [Member] | Equity Securities [Member] | Preferred Stock [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	6,300,000		2,600,000
Pension Plans, Defined Benefit [Member] | Equity Securities [Member] | Preferred Stock [Member] | Significant Other Observable Inputs (Level 2) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Equity Securities [Member] | Preferred Stock [Member] | Significant Unobservable Inputs (Level 3) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Equity Securities [Member] | Mutual Funds [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	232,700,000	[1]	191,900,000	[1]
Pension Plans, Defined Benefit [Member] | Equity Securities [Member] | Mutual Funds [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	158,200,000	[1]	128,800,000	[1]
Pension Plans, Defined Benefit [Member] | Equity Securities [Member] | Mutual Funds [Member] | Significant Other Observable Inputs (Level 2) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	74,500,000	[1]	63,100,000	[1]
Pension Plans, Defined Benefit [Member] | Equity Securities [Member] | Mutual Funds [Member] | Significant Unobservable Inputs (Level 3) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0	[1]	0	[1]
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Investment Contracts [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	200,800,000		199,600,000
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Investment Contracts [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Investment Contracts [Member] | Significant Other Observable Inputs (Level 2) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	200,800,000		199,600,000
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Investment Contracts [Member] | Significant Unobservable Inputs (Level 3) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Mutual Funds [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	9,400,000		7,400,000
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Mutual Funds [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	9,400,000		7,400,000
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Mutual Funds [Member] | Significant Other Observable Inputs (Level 2) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Mutual Funds [Member] | Significant Unobservable Inputs (Level 3) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Corporate Debt Securities [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	1,000,000		500,000
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Corporate Debt Securities [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	1,000,000		500,000
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Corporate Debt Securities [Member] | Significant Other Observable Inputs (Level 2) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Corporate Debt Securities [Member] | Significant Unobservable Inputs (Level 3) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Government Debt [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	2,700,000		2,400,000
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Government Debt [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	2,700,000		2,400,000
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Government Debt [Member] | Significant Other Observable Inputs (Level 2) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Fixed Income Investments [Member] | Government Debt [Member] | Significant Unobservable Inputs (Level 3) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Real Estate/Property [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	600,000		600,000
Pension Plans, Defined Benefit [Member] | Real Estate/Property [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Real Estate/Property [Member] | Significant Other Observable Inputs (Level 2) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Real Estate/Property [Member] | Significant Unobservable Inputs (Level 3) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	600,000		600,000
Pension Plans, Defined Benefit [Member] | Other Investments [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	100,000		100,000
Pension Plans, Defined Benefit [Member] | Other Investments [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Other Investments [Member] | Significant Other Observable Inputs (Level 2) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	0		0
Pension Plans, Defined Benefit [Member] | Other Investments [Member] | Significant Unobservable Inputs (Level 3) [Member]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at December 31	100,000		100,000
U.S. Defined Benefit Pension Plan [Member]
Change in fair value of plan assets [Abstract]
Company contributions	65,000,000		55,000,000
Assumptions used in calculating net periodic benefit cost (income) [Abstract]
Expected return on plan assets	7.75%		8.50%		8.50%
Components of net annual benefit cost [Abstract]
Historical compound annual rate of return of plan's trust over the last 20 years	9.60%
Estimated inflation rate assumptions for rate of return on plan assets	2.30%
Pension and Other Postretirement Benefit Contributions [Abstract]
Expected total voluntary cash contributions to U.S. defined benefit pension plan for 2012	40,000,000
U.S. Defined Benefit Pension Plan [Member] | Cash and Short-term Investments [Member]
Target plan asset allocations [Abstract]
Target asset allocation, minimum	0.00%
Target asset allocation, maximum	5.00%
U.S. Defined Benefit Pension Plan [Member] | Equity Securities [Member]
Target plan asset allocations [Abstract]
Target asset allocation, minimum	75.00%
Target asset allocation, maximum	85.00%
U.S. Defined Benefit Pension Plan [Member] | Equity Securities [Member] | Minimum [Member]
Assumptions used in calculating net periodic benefit cost (income) [Abstract]
Expected return on plan assets	7.40%
U.S. Defined Benefit Pension Plan [Member] | Equity Securities [Member] | Maximum [Member]
Assumptions used in calculating net periodic benefit cost (income) [Abstract]
Expected return on plan assets	9.90%
U.S. Defined Benefit Pension Plan [Member] | Fixed Income Investments [Member]
Target plan asset allocations [Abstract]
Target asset allocation, minimum	15.00%
Target asset allocation, maximum	25.00%
U.S. Defined Benefit Pension Plan [Member] | Fixed Income Investments [Member] | Minimum [Member]
Assumptions used in calculating net periodic benefit cost (income) [Abstract]
Expected return on plan assets	3.30%
U.S. Defined Benefit Pension Plan [Member] | Fixed Income Investments [Member] | Maximum [Member]
Assumptions used in calculating net periodic benefit cost (income) [Abstract]
Expected return on plan assets	4.80%
Other Pension Plans, Defined Benefit [Member]
Change in fair value of plan assets [Abstract]
Company contributions	5,000,000		3,100,000
Foreign Pension Plans, Defined Benefit [Member]
Change in fair value of plan assets [Abstract]
Company contributions	3,900,000		5,900,000
Other Postretirement Benefit Plans, Defined Benefit [Member]
Following are the weighted average assumptions used to determine the benefit obligations [Abstract]
Discount Rate	4.15%	[2]	4.95%	[2]
Rate of compensation increase	0.00%	[2]	0.00%	[2]
Plans with unfunded accumulated benefit obligation	0	[2]	0	[2]
Change in projected benefit obligation [Abstract]
Projected benefit obligation at January 1	28,400,000	[2]	45,400,000	[2]
Service cost	100,000	[2]	100,000	[2]	200,000
Interest cost	1,400,000	[2]	1,500,000	[2]	2,500,000
Actuarial loss (gain)	3,000,000	[2]	(15,500,000)	[2]
Amendments	0	[2]	0	[2]
Foreign currency exchange rate changes	(100,000)	[2]	0	[2]
Plan participants’ contributions	6,100,000	[2]	6,000,000	[2]
Other	0	[2]	(100,000)	[2]
Curtailments	0	[2]	0	[2]
Benefits paid	(9,700,000)	[2]	(9,000,000)	[2]
Projected benefit obligation at December 31	29,200,000	[2]	28,400,000	[2]	45,400,000	[2]
Change in fair value of plan assets [Abstract]
Fair value of plan assets at January 1	0	[2]	0	[2]
Actual return on plan assets	0	[2]	0	[2]
Foreign currency exchange rate changes	0	[2]	0	[2]
Company contributions	3,600,000	[2]	3,000,000	[2]
Plan participants’ contributions	6,100,000	[2]	6,000,000	[2]
Benefits paid	(9,700,000)	[2]	(9,000,000)	[2]
Fair value of plan assets at December 31	0	[2]	0	[2]	0	[2]
Funded status of the plan (liability)	(29,200,000)	[2]	(28,400,000)	[2]
Amount recognized in the consolidated balance sheets [Abstract]
Accrued benefit liability	29,200,000	[2]	28,400,000	[2]
Total	(29,200,000)	[2]	(28,400,000)	[2]
The amounts in accumulated other comprehensive income (loss) that has not yet been recognized as components of net periodic benefit cost [Abstract]
Prior service (cost) credit	0	[2]	200,000	[2]
Net actuarial (loss) gain	10,700,000	[2]	16,100,000	[2]
Accumulated other comprehensive income (loss) – pretax	10,700,000	[2]	16,300,000	[2]
Accumulated other comprehensive income (loss) – net of tax	6,700,000	[2]	11,300,000	[2]
Other changes in plan assets and benefit obligations for continuing operations recognized in other comprehensive loss (income) [Abstract]
Current year net actuarial loss (gain)	3,000,000	[2]	(15,500,000)	[2]
Current year prior service cost (credit)	0	[2]	0	[2]
Amortization of net actuarial (loss) gain	2,400,000	[2]	2,400,000	[2]
Amortization of prior service (cost) credit	200,000	[2]	200,000	[2]
Foreign currency exchange rate changes on the above line items	0	[2]	0	[2]
Total recognized in other comprehensive (income) loss, before taxes	5,600,000	[2]	(12,900,000)	[2]
Total recognized in other comprehensive (income) loss, after taxes	4,600,000	[2]	(7,200,000)	[2]
Estimated amounts that will be amortized from AOCI during next fiscal year [Abstract]
Net actuarial gain (loss) that will be amortized from AOCI into net annual benefit cost (income) during 2012	(1,800,000)
Assumptions used in calculating net periodic benefit cost (income) [Abstract]
Discount rate	4.95%		5.40%		5.90%
Expected return on plan assets	0.00%		0.00%		0.00%
Rate of compensation increase	0.00%		0.00%		0.00%
Components of net annual benefit cost [Abstract]
Service cost	100,000	[2]	100,000	[2]	200,000
Interest cost	1,400,000	[2]	1,500,000	[2]	2,500,000
Expected return on plan assets	0		0		0
Amortization of transition asset	0		0		0
Amortization of prior service cost	(200,000)		(200,000)		(100,000)
Recognized net actuarial and other (gain) loss	(2,400,000)		(2,400,000)		(400,000)
Recognized loss due to settlement and curtailments	0		0		0
Net periodic benefit cost from continuing operations	$ (1,100,000)		$ (1,000,000)		$ 2,200,000

[1]	As of December 31, 2012 and 2011 we have $74.5 million and $63.1 million, respectively, of investments in certain funds where the net asset value reported by the underlying funds approximates the fair value. These investments are redeemable with the fund at net asset value under the original terms of the partnership agreements and/or subscription agreements and operations of the underlying funds. However, it is possible that these redemption rights may be restricted or eliminated by the funds in the future in accordance with the underlying fund agreements. Due to the nature of the investments held by the funds, changes in market conditions and the economic environment may significantly impact the net asset value of the funds and, consequently, the fair value of the interests in the funds. Furthermore, changes to the liquidity provisions of the funds may significantly impact the fair value of the interest in the funds.
[2]	Refer to Note 9 for information on our discontinued postretirement benefit plans.

Share-Based Compensation (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 Rate		Dec. 31, 2011 Rate		Dec. 31, 2010 Rate		Dec. 31, 2009
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share Based Compensation Arrangement By Share Based Payment Award, Expiration Period	10 years
Employee Service Share-based Compensation, Tax Benefit from Compensation Expense	$ 6.6		$ 6		$ 5.6
Number of shares of common stock authorized for issuance under the Plan	28,800,000
Number of shares available for future grants of share-based awards	8,900,000
Common Stock, Capital Shares Reserved for Future Issuance	5,800,000
Share-based compensation expense, after-tax	10.8	[1]	9.8	[1]	9.1	[1]
Excess tax benefits from share-based compensation	9.7		7.4		56.3
Excess tax benefits from share-based compensation related to years 2006 through 2009					44
Excess tax benefits from share-based compensation included as financing activities	9.7		7.4		56.3
Proceeds from Stock Options Exercised	18.8		11.3		18.1
Stock Option Outstanding [Roll Forward]
Options expected to vest (in shares)	3,100,000
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Employee Service Share-based Compensation, Tax Benefit from Compensation Expense	2.7		2.3		2
Share-based Compensation Arrangement by Share-based Payment Award, Options, Vested and Expected to Vest, Outstanding, Number	2,187,000
Awards vesting period	3 years
Share-based compensation expense, after-tax	4.4	[2]	3.7	[2]	3.3	[2]
Forfeiture rate assumption	4.00%
Unrecognized compensation cost	7.2
Unrecognized compensation cost, weighted-average period of recognition (in years)	1 year 9 months
Black Scholes valuation assumptions for stock option grants [Abstract]
Expected dividend yield	0.63%		0.61%		0.87%
Expected volatility	42.09%		41.61%		42.17%
Expected life (in years)	6 years 6 months		6 years 6 months		6 years 6 months
Risk-free interest rate	1.30%		2.84%		3.13%
Stock Option Outstanding [Roll Forward]
Options outstanding, beginning (in shares)	2,810,000		3,170,000		4,350,000
Options exercisable, beginning (in shares)	1,340,000		1,554,000		2,630,000
Options outstanding, weighted-average remaining contractual life, beginning (in years)	6 years 6 months		6 years 4 months 8 days		6 years 4 months 8 days		5 years 4 months 8 days
Options outstanding, weighted-average exercise price per share, beginning	$ 24.67		$ 20.17		$ 15.47
Options outstanding, aggregate intrinsic value, beginning	51.6		62.8		54
Options granted (in shares)	422,000		432,000		542,000
Options granted, weighted-average exercise price per share	$ 47.58		$ 40.89		$ 28.67
Options exercised (in shares)	(943,000)		(750,000)		(1,690,000)
Options exercised, weighted-average exercise price per share	$ 19.86		$ 15.05		$ 10.68
Options exercised, aggregate intrinsic value	30.7		19.7		37.3
Options forfeited (in shares)	(50,000)		(42,000)		(32,000)
Options forfeited, weighted-average exercise price per share	$ 39.24		$ 23.08		$ 25.97
Options outstanding, ending (in shares)	2,239,000		2,810,000		3,170,000		4,350,000
Options exercisable, ending (in shares)	932,000		1,340,000		1,554,000		2,630,000
Options outstanding, weighted-average remaining contractual life, ending (in years)	6 years 6 months		6 years 4 months 8 days		6 years 4 months 8 days		5 years 4 months 8 days
Options outstanding, weighted-average exercise price per share, ending	$ 30.69		$ 24.67		$ 20.17		$ 15.47
Options outstanding, aggregate intrinsic value, ending	62.3		51.6		62.8		54
Stock Option Additional Disclosures [Abstract]
Options granted, weighted-average grant-date fair value per share	$ 19.26		$ 17.59		$ 12.25
Options exercisable, intrinsic value	36
Options exercisable, weighted-average remaining contractual term (in years)	4 years 3 months 18 days
Options exercisable, weighted-average exercise price per share	$ 19.86
Restricted Stock Units (RSUs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Employee Service Share-based Compensation, Tax Benefit from Compensation Expense	3.9		3.7		3.6
Awards vesting period	3 years
Share-based compensation expense, after-tax	6.4	[3]	6.1	[3]	5.8	[3]
Forfeiture rate assumption	2.00%
Unrecognized compensation cost	11.9
Unrecognized compensation cost, weighted-average period of recognition (in years)	2 years 1 month 6 days
Nonvested Restricted Awards [Roll Forward]
Nonvested awards, beginning	758,000		912,000		760,000
Nonvested awards, weighted-average grant date fair value per share, beginning	$ 31.33		$ 26.86		$ 22.35
Nonvested awards granted	221,000		182,000		416,000
Awards granted, weighted-average grant date fair value per share	$ 49.88		$ 40.76		$ 30.79
Nonvested awards vested	(257,000)		(320,000)		(262,000)
Awards vested, weighted-average grant date fair value per share	$ 27.6		$ 24.25		$ 20.01
Nonvested awards forfeited	(18,000)		(16,000)		(2,000)
Awards forfeited, weighted-average grant date fair value per share	$ 39.21		$ 25.58		$ 26.39
Nonvested awards, ending	704,000		758,000		912,000
Nonvested awards, weighted-average grant date fair value per share, ending	$ 38.29		$ 31.33		$ 26.86
Restricted Stock Units (RSUs) related to Directors [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Number of shares of common stock credited to directors' accounts for RSUs	119,482		103,698
Additional Paid-in Capital [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Excess tax benefits from share-based compensation	$ 9.7		$ 7.4		$ 56.3

[1]	This expense is classified as selling, general and administrative expense in our consolidated statements of income.
[2]	We applied an estimated forfeiture rate of four percent per stock option grant in the calculation of the expense.
[3]	We applied an estimated forfeiture rate of two percent of outstanding grants in the calculation of the expense.

Equity (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Common Stock, Shares, Issued	185,983,792		185,983,792		185,983,792
Deferred (loss) gain on derivative contracts	$ (1.5)		$ (7.2)		$ (3.5)		$ (0.1)
Common Stock, Shares, Outstanding	185,983,792		185,983,792		185,983,792
Treasury Stock, Shares	48,313,414		46,309,476		43,012,104		40,946,032
Stock Issued During Period, Shares, Share-based Compensation, Net of Forfeitures	(1,156,452)		(918,946)		(1,767,712)
Treasury Stock, Shares, Acquired	3,160,390		4,216,318		3,833,784
Shares repurchased	3,072,540
Dividends, payment date	Jan 17, 2013
Dividends payable, current	18.7		10.5
Dividends, record date	Dec 31, 2012
Dividends paid	47.8	[1]	41.2	[1]	36.4	[1]
Authorized repurchase amount	250
Remaining authorized repurchase amount	244.8
Treasury Stock, Value, Acquired, Cost Method	144.9
Pension and other postretirement liability adjustment	(380.4)		(353.5)
Foreign currency translation adjustments	(27)		(29.3)
Accumulated other comprehensive income (loss)	$ (408.9)		$ (390)

[1]	See Note 15 regarding quarterly cash dividend.

Earnings Per Share (Details) (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended																12 Months Ended
	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Earnings Per Share [Abstract]
Antidilutive shares excluded from diluted EPS																	0	430,812	0
Amounts attributable to FMC stockholders:
Continuing operations, net of income taxes	$ 110.6		$ 96.3		$ 113		$ 126.5		$ 86.5		$ 93.1		$ 116.1		$ 102		$ 446.4	$ 397.7	$ 206.1
Discontinued operations, net of income taxes	(8.4)		(6.3)		(8.1)		(7.4)		(8.6)		(6.3)		(8.9)		(8)		(30.2)	(31.8)	(33.6)
Net income attributable to FMC stockholders	102.2		90		104.9		119.1		77.9		86.8		107.2		94		416.2	365.9	172.5
Less: Distributed and undistributed earnings allocable to restricted award holders																	(2)	(1.7)	(1)
Net income allocable to common stockholders																	$ 414.2	$ 364.2	$ 171.5
Basic earnings per common share attributable to FMC stockholders:
Continuing operations	$ 0.8		$ 0.7		$ 0.82		$ 0.91		$ 0.61		$ 0.65		$ 0.81		$ 0.71		$ 3.23	$ 2.79	$ 1.42
Discontinued operations	$ (0.06)		$ (0.05)		$ (0.06)		$ (0.05)		$ (0.06)		$ (0.04)		$ (0.06)		$ (0.06)		$ (0.22)	$ (0.22)	$ (0.23)
Net income	$ 0.74	[1]	$ 0.65	[1]	$ 0.76	[1]	$ 0.86	[1]	$ 0.55	[1]	$ 0.61	[1]	$ 0.75	[1]	$ 0.65	[1]	$ 3.01	$ 2.57	$ 1.19
Diluted earnings per common share attributable to FMC stockholders:
Continuing operations	$ 0.8		$ 0.7		$ 0.82		$ 0.9		$ 0.61		$ 0.65		$ 0.8		$ 0.71		$ 3.22	$ 2.77	$ 1.41
Discontinued operations	$ (0.06)		$ (0.05)		$ (0.06)		$ (0.05)		$ (0.06)		$ (0.04)		$ (0.06)		$ (0.06)		$ (0.22)	$ (0.22)	$ (0.23)
Net income	$ 0.74	[1]	$ 0.65	[1]	$ 0.76	[1]	$ 0.85	[1]	$ 0.55	[1]	$ 0.61	[1]	$ 0.74	[1]	$ 0.65	[1]	$ 3	$ 2.55	$ 1.18
Shares:
Weighted average number of shares of common stock outstanding - Basic	137,600,000		137,400,000		137,200,000		138,300,000		140,400,000		141,900,000		143,200,000		143,000,000		137,701,000	142,056,000	144,420,000
Weighted average additional shares assuming conversion of potential common shares																	1,112,000	1,252,000	1,740,000
Shares – diluted basis	138,600,000		138,400,000		138,300,000		139,500,000		141,400,000		143,100,000		144,400,000		144,200,000		138,813,000	143,308,000	146,160,000

[1]	The sum of quarterly earnings per common share may differ from the full-year amount.

Financial Instrument, Risk Management and Fair Value Measurements (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Estimated fair value of debt	$ 1,057	$ 866.8
Carrying amount of debt	$ 965.1	$ 825.6

Financial Instrument, Risk Management and Fair Value Measurements, Derivatives Fair Value Balance Sheet Presentation (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair value and balance sheet presentation of derivative instruments
Derivative Assets	$ 6.1	$ 17.1
Derivative Liabilities	(8.3)	(23)
Derivative Amounts Netted on the statement of financial position	0	0
Derivative Asset, Fair Value, Net Asset	1.7	12.4
Derivative Liability, Fair Value, Net Liability	(3.9)	(18.3)
Derivative, Fair Value, Net	(2.2)	(5.9)
Derivative Financial Instruments, Assets [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Amounts Netted on the statement of financial position	4.4	4.7
Derivative Financial Instruments, Liabilities [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Amounts Netted on the statement of financial position	4.4	4.7
Foreign Exchange Contracts [Member] | Prepaid and Other Current Assets [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Assets	5.7	16.6
Derivative Amounts Netted on the statement of financial position	4.2	4.7
Derivative Asset, Fair Value, Net Asset	1.5	11.9
Foreign Exchange Contracts [Member] | Accured and Other Liabilities [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Liabilities	(6.6)	(15)
Derivative Amounts Netted on the statement of financial position	(4.2)	(4.7)
Derivative Liability, Fair Value, Net Liability	(2.4)	(10.3)
Energy Contracts [Member] | Prepaid and Other Current Assets [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Assets	0.2	0.5
Derivative Amounts Netted on the statement of financial position	0.2	0
Derivative Asset, Fair Value, Net Asset	0	0.5
Energy Contracts [Member] | Accured and Other Liabilities [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Liabilities	(1.7)	(8)
Derivative Amounts Netted on the statement of financial position	(0.2)	0
Derivative Liability, Fair Value, Net Liability	(1.5)	(8)
Other Contract [Member] | Prepaid and Other Current Assets [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Assets	0.2	0
Derivative Amounts Netted on the statement of financial position	0	0
Derivative Asset, Fair Value, Net Asset	0.2	0
Derivatives Not Designated as Hedging Instruments [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Assets	0	3.6
Derivative Liabilities	(1.9)	(0.1)
Derivative, Fair Value, Net	(1.9)	3.5
Derivatives Not Designated as Hedging Instruments [Member] | Foreign Exchange Contracts [Member] | Prepaid and Other Current Assets [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Assets	0	3.6
Derivatives Not Designated as Hedging Instruments [Member] | Foreign Exchange Contracts [Member] | Accured and Other Liabilities [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Liabilities	(1.9)	(0.1)
Derivatives Not Designated as Hedging Instruments [Member] | Energy Contracts [Member] | Prepaid and Other Current Assets [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Assets	0	0
Derivatives Not Designated as Hedging Instruments [Member] | Energy Contracts [Member] | Accured and Other Liabilities [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Liabilities	0	0
Derivatives Not Designated as Hedging Instruments [Member] | Other Contract [Member] | Prepaid and Other Current Assets [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Assets	0	0
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedging [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Assets	6.1	13.5
Derivative Liabilities	(6.4)	(22.9)
Derivative, Fair Value, Net	(0.3)	(9.4)
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedging [Member] | Foreign Exchange Contracts [Member] | Prepaid and Other Current Assets [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Assets	5.7	13
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedging [Member] | Foreign Exchange Contracts [Member] | Accured and Other Liabilities [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Liabilities	(4.7)	(14.9)
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedging [Member] | Energy Contracts [Member] | Prepaid and Other Current Assets [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Assets	0.2	0.5
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedging [Member] | Energy Contracts [Member] | Accured and Other Liabilities [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Liabilities	(1.7)	(8)
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedging [Member] | Other Contract [Member] | Prepaid and Other Current Assets [Member]
Fair value and balance sheet presentation of derivative instruments
Derivative Assets	$ 0.2	$ 0

Financial Instrument, Risk Management and Fair Value Measurements, Derivatives Gain (Loss) (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Derivative Instruments, Gain (Loss) [Line Items]
Cash flow hedges net gain or (loss) in AOCI, after-tax	$ (1.5)		$ (7.2)		$ (3.5)		$ (0.1)
Amount of gain or (loss) recognized in OCI on derivatives, net of tax (effective portion)	(0.2)		(10.3)		(5.9)
Amount of pre-tax gain or (loss) reclassified from AOCI into income (effective portion)	6	[1]	6.3	[1]	2.6	[1]
Amount of pre-tax gain or (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	(0.1)	[1]	0.3	[1]	(0.1)	[1]
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax	5.7		(3.7)		(3.4)
Foreign Exchange Contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax	1.8		(1.5)		1.1
Energy Contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax	3.8		(0.9)		(4.5)
Other Contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Other Comprehensive Income (Loss), Derivatives Qualifying as Hedges, Net of Tax	0.1		(1.3)		0
Derivatives Designated as Hedging Instruments [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Cash flow hedges gain (loss) to be realized in earnings during the twelve months	(0.2)
Derivatives Designated as Hedging Instruments [Member] | Foreign Exchange Contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Open foreign currency forward contracts designated as cash flow hedges, U.S. dollar equivalent	435
Derivatives Designated as Hedging Instruments [Member] | Energy Contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Aggregate notional volume of outstanding natural gas commodity forward contracts designated as cash flow hedges (in mmBTUs)	8,300,000
Derivatives Designated as Hedging Instruments [Member] | Foreign Currency and Energy Contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Cash flow hedges net gain or (loss) in AOCI, after-tax	(0.3)
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedging [Member] | Foreign Exchange Contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Cash flow hedges net gain or (loss) in AOCI, after-tax	0.7		(1.1)		0.4		(0.7)
Amount of gain or (loss) recognized in OCI on derivatives, net of tax (effective portion)	2.1		(3.1)		2.4
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedging [Member] | Foreign Exchange Contracts [Member] | Cost of Sales and Services [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of pre-tax gain or (loss) reclassified from AOCI into income (effective portion)	(0.2)	[1]	1.3	[1]	(1.2)	[1]
Amount of pre-tax gain or (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	(0.1)	[1]	0.3	[1]	(0.1)	[1]
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedging [Member] | Energy Contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Cash flow hedges net gain or (loss) in AOCI, after-tax	(1)		(4.8)		(3.9)		0.6
Amount of gain or (loss) recognized in OCI on derivatives, net of tax (effective portion)	(2.3)		(5.9)		(8.3)
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedging [Member] | Energy Contracts [Member] | Cost of Sales and Services [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of pre-tax gain or (loss) reclassified from AOCI into income (effective portion)	6.1	[1]	5	[1]	3.8	[1]
Amount of pre-tax gain or (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	0	[1]	0	[1]	0	[1]
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedging [Member] | Other Contract [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Cash flow hedges net gain or (loss) in AOCI, after-tax	(1.2)		(1.3)		0		0
Amount of gain or (loss) recognized in OCI on derivatives, net of tax (effective portion)	0		(1.3)		0
Derivatives Designated as Hedging Instruments [Member] | Cash Flow Hedging [Member] | Other Contract [Member] | Interest Expense [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of pre-tax gain or (loss) reclassified from AOCI into income (effective portion)	0.1	[1]	0	[1]	0	[1]
Amount of pre-tax gain or (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	0	[1]	0	[1]	0	[1]
Derivatives Not Designated as Hedging Instruments [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of pre-tax gain or (loss) recognized in income on derivatives	6.7		3.1		(3.8)
Derivatives Not Designated as Hedging Instruments [Member] | Foreign Exchange Contracts [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Open foreign currency forward contracts not designated as hedging instruments, U.S. dollar equivalent	500
Derivatives Not Designated as Hedging Instruments [Member] | Foreign Exchange Contracts [Member] | Cost of Sales and Services [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of pre-tax gain or (loss) recognized in income on derivatives	6.7		3.3		(3)
Derivatives Not Designated as Hedging Instruments [Member] | Energy Contracts [Member] | Cost of Sales and Services [Member]
Derivative Instruments, Gain (Loss) [Line Items]
Amount of pre-tax gain or (loss) recognized in income on derivatives	$ 0		$ (0.2)		$ (0.8)

[1]	Amounts are included in “Cost of sales and services” and "Interest expense" on the consolidated statements of income.

Financial Instrument, Risk Management and Fair Value Measurements, Fair Value (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Assets
Derivatives	$ 6.1		$ 17.1
Liabilities
Derivatives	8.3		23
Restructuring Charges and Asset Disposals	(28.3)		(28)		(127.2)
Long-lived assets salvage value			0
Restructuring reserve, period accrual amount	(28.3)		(28)		(127.2)
FMC Agricultural Solutions [Member]
Liabilities
Long-lived assets salvage value	0
FMC Peroxygens [Member]
Liabilities
Long-lived assets salvage value	3.1		1.6
Fair Value, Measurements, Recurring [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Assets
Available-for-sale securities, Common Stock			0.1	[1]
Other	33	[2]	20.9	[2]
Total Assets	34.7		33.4
Liabilities
Business Acquisition, Contingent Consideration, at Fair Value	1	[3]	3.5
Other	39.8	[4]	31.8	[4]
Total Liabilities	44.7		53.6
Fair Value, Measurements, Recurring [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Foreign Exchange Contracts [Member]
Assets
Derivatives	1.5	[5]	11.9	[5]
Liabilities
Derivatives	2.4	[6]	10.3	[6]
Fair Value, Measurements, Recurring [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Energy Contracts [Member]
Assets
Derivatives			0.5	[5]
Liabilities
Derivatives	1.5	[6]	8	[5]
Fair Value, Measurements, Recurring [Member] | Estimate of Fair Value, Fair Value Disclosure [Member] | Other Contract [Member]
Assets
Derivatives	0.2	[5]
Fair Value, Measurements, Recurring [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Assets
Available-for-sale securities, Common Stock			0.1	[1]
Other	33	[2]	20.9	[2]
Total Assets	33		21
Liabilities
Business Acquisition, Contingent Consideration, at Fair Value	0	[3]	0
Other	39.8	[4]	31.8	[4]
Total Liabilities	39.8		31.8
Fair Value, Measurements, Recurring [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Foreign Exchange Contracts [Member]
Assets
Derivatives	0	[5]	0	[5]
Liabilities
Derivatives	0	[6]	0	[6]
Fair Value, Measurements, Recurring [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Energy Contracts [Member]
Assets
Derivatives			0	[5]
Liabilities
Derivatives	0	[6]	0	[5]
Fair Value, Measurements, Recurring [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member] | Other Contract [Member]
Assets
Derivatives	0	[5]
Fair Value, Measurements, Recurring [Member] | Significant Other Observable Inputs (Level 2) [Member]
Assets
Available-for-sale securities, Common Stock			0	[1]
Other	0	[2]	0	[2]
Total Assets	1.7		12.4
Liabilities
Business Acquisition, Contingent Consideration, at Fair Value	0	[3]	0
Other	0	[4]	0	[4]
Total Liabilities	3.9		18.3
Fair Value, Measurements, Recurring [Member] | Significant Other Observable Inputs (Level 2) [Member] | Foreign Exchange Contracts [Member]
Assets
Derivatives	1.5	[5]	11.9	[5]
Liabilities
Derivatives	2.4	[6]	10.3	[6]
Fair Value, Measurements, Recurring [Member] | Significant Other Observable Inputs (Level 2) [Member] | Energy Contracts [Member]
Assets
Derivatives			0.5	[5]
Liabilities
Derivatives	1.5	[6]	8	[5]
Fair Value, Measurements, Recurring [Member] | Significant Other Observable Inputs (Level 2) [Member] | Other Contract [Member]
Assets
Derivatives	0.2	[5]
Fair Value, Measurements, Recurring [Member] | Significant Unobservable Inputs (Level 3) [Member]
Assets
Available-for-sale securities, Common Stock			0	[1]
Other	0	[2]	0	[2]
Total Assets	0		0
Liabilities
Business Acquisition, Contingent Consideration, at Fair Value	1	[3]	3.5
Other	0	[4]	0	[4]
Total Liabilities	1		3.5
Fair Value, Measurements, Recurring [Member] | Significant Unobservable Inputs (Level 3) [Member] | Foreign Exchange Contracts [Member]
Assets
Derivatives	0	[5]	0	[5]
Liabilities
Derivatives	0	[6]	0	[6]
Fair Value, Measurements, Recurring [Member] | Significant Unobservable Inputs (Level 3) [Member] | Energy Contracts [Member]
Assets
Derivatives			0	[5]
Liabilities
Derivatives	0	[6]	0	[5]
Fair Value, Measurements, Recurring [Member] | Significant Unobservable Inputs (Level 3) [Member] | Other Contract [Member]
Assets
Derivatives	0	[5]
Fair Value, Measurements, Nonrecurring [Member]
Liabilities
Restructuring and Related Cost, Incurred Cost	5.6	[7]	5.5	[8]
Restructuring Charges and Asset Disposals	(15.9)	[9]	(16.4)	[10]
Restructuring reserve, period accrual amount	(15.9)	[9]	(16.4)	[10]
Fair Value, Measurements, Nonrecurring [Member] | Estimate of Fair Value, Fair Value Disclosure [Member]
Assets
Long-lived assets to be abandoned	3.1	[9]	2.3	[10]
Total Assets	3.1		2.3
Liabilities
Liabilities associated with exit activities	5.6	[7]	5.5	[8]
Total Liabilities	5.6		5.5
Fair Value, Measurements, Nonrecurring [Member] | Quoted Prices in Active Markets for Identical Assets (Level 1) [Member]
Assets
Long-lived assets to be abandoned	0	[9]	0	[10]
Total Assets	0		0
Liabilities
Liabilities associated with exit activities	0	[7]	0	[8]
Total Liabilities	0		0
Fair Value, Measurements, Nonrecurring [Member] | Significant Other Observable Inputs (Level 2) [Member]
Assets
Long-lived assets to be abandoned	0	[9]	0	[10]
Total Assets	0		0
Liabilities
Liabilities associated with exit activities	5.6	[7]	5.5	[8]
Total Liabilities	5.6		5.5
Fair Value, Measurements, Nonrecurring [Member] | Significant Unobservable Inputs (Level 3) [Member]
Assets
Long-lived assets to be abandoned	3.1	[9]	2.3	[10]
Total Assets	3.1		2.3
Liabilities
Liabilities associated with exit activities	0	[7]	0	[8]
Total Liabilities	0		0
Sodium Percarbonate Phase-out [Member]
Liabilities
Restructuring Charges and Asset Disposals			(21)
Long-lived assets salvage value			0.7
Restructuring reserve, period accrual amount			$ (21)

[1]	Amounts included in “Investments” in the consolidated balance sheets.
[2]	Consists of a deferred compensation arrangement, through which we hold various investment securities, recognized on our balance sheet. Both the asset and liability are recorded at fair value. Asset amounts included in “Other assets” in the consolidated balance sheets.
[3]	Represents contingent consideration associated with the acquisitions during 2011. See Note 3 for more information. The changes in this Level 3 liability were not material for the period presented.
[4]	Consists of a deferred compensation arrangement recognized on our balance sheet. Both the asset and liability are recorded at fair value. Liability amounts included in “Other long-term liabilities” in the consolidated balance sheets.
[5]	Amounts included in “Prepaid and other current assets” in the consolidated balance sheets.
[6]	Amounts included in “Accrued and other liabilities” in the consolidated balance sheets.
[7]	This amount represents severance liabilities associated with the Zeolites shutdown as further described in Note 7.
[8]	This amount represents severance liabilities associated with the Sodium Percarbonate phase-out as further described in Note 7.
[9]	We recorded charges to write down the value of certain long-lived assets to be abandoned within our FMC Agricultural Solutions and FMC Minerals segments to zero and in our FMC Peroxygens segments to their salvage value of $3.1 million, respectively. These long-lived assets have no future use and are anticipated to be demolished. The loss noted in the above table represents the accelerated depreciation of these assets recorded during the period.
[10]	In connection with the Sodium Percarbonate phase-out, we recorded charges to write down the value of the related long-lived assets to be abandoned to their salvage value of $0.7 million. The majority of the long-lived assets have a fair value of zero as they have no future use and are anticipated to be demolished. We also recognized a $1.6 million charge to write-down certain other assets to fair value in our FMC Peroxygens segment during the year ended December 31, 2011. The loss noted in the above table represents the accelerated depreciation and write-down of these assets recorded during the period.

Guarantees, Commitments and Contingencies (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Guarantor Obligations [Line Items]
Guarantees of vendor financing	$ 31.4	$ 18.5
Guarantor Obligations, Maximum Exposure, Undiscounted	55
Foreign Equity Method Investment Debt Guarantees [Member]
Guarantor Obligations [Line Items]
Guarantor Obligations, Maximum Exposure, Undiscounted	6.7
Guarantee Type, Other [Member]
Guarantor Obligations [Line Items]
Guarantor Obligations, Maximum Exposure, Undiscounted	$ 16.9

Guarantees, Commitments and Contingencies, Contingencies (Details) (Canada Antitrust Law [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2012 producer
Canada Antitrust Law [Member]
Loss Contingencies [Line Items]
Number of hydrogen peroxide producers in putative direct and indirect purchaser class action complaints filed in February 2005	5
Number of hydrogen peroxide producers in same putative class actions in Canada who settled	5
Settlement amount, settled by other defandants	$ 20.6

Guarantees, Commitments and Contingencies Guarantees, Commitments and Contingencies, Rent Expense (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating Leased Assets [Line Items]
Operating Leases, Rent Expense, Net	$ 12.3	$ 19.5	$ 18.8
Rental Credits associated with Leased Transportation Assets	25.4	23.1	21.9
Operating Leases, Future Minimum Payments Due, Current	29
Operating Leases, Future Minimum Payments, Due in Two Years	30.8
Operating Leases, Future Minimum Payments, Due in Three Years	30.6
Operating Leases, Future Minimum Payments, Due in Four Years	21.3
Operating Leases, Future Minimum Payments, Due in Five Years	13.2
Operating Leases, Future Minimum Payments, Due Thereafter	25.5
Transportation Equipment [Member]
Operating Leased Assets [Line Items]
Operating Leases, Future Minimum Payments Due	$ 88

Guarantees, Commitments and Contingencies Guarantess, Commitments and Contingencies, Purchase Obligations (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Unrecorded Unconditional Purchase Obligation [Line Items]
Unrecorded Unconditional Purchase Obligation	$ 81.2

Segment Information (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Segment Reporting, Revenue Reconciling Item [Line Items]
Revenue	$ 1,000	$ 902.4	$ 905.2	$ 940.7	$ 908.6	$ 862.1	$ 812.2	$ 795	$ 3,748.3		$ 3,377.9		$ 3,116.3
Operating profit before the items listed below									738.1		637.6		561.6
Interest expense, net									45.3		39.4		39.3
Restructuring and other income (charges)									(38.1)	[1]	(32.4)	[1]	(151.9)	[1]
Non-operating pension and postretirement (charges) income									(34.9)	[2]	(14.5)	[2]	(19.9)	[2]
Purchase accounting inventory fair value impact and other related inventory adjustments									(7.2)	[3]	(0.8)	[3]	0	[3]
Provision for income taxes									(146.7)		(136.5)		(132)
Discontinued operations, net of income taxes	(8.4)	(6.3)	(8.1)	(7.4)	(8.6)	(6.3)	(8.9)	(8)	(30.2)		(31.8)		(33.6)
Net income attributable to FMC stockholders	102.2	90	104.9	119.1	77.9	86.8	107.2	94	416.2		365.9		172.5
Net income attributable to noncontrolling interests	(4)	(4.6)	(5.4)	(5.5)	(3.8)	(4.1)	(5)	(3.4)	(19.5)		(16.3)		(12.4)
Corporate [Member]
Segment Reporting, Revenue Reconciling Item [Line Items]
Segment, operating profit (loss)									(78.6)		(75.3)		(59.7)
Restructuring and other income (charges)									(5.3)		(2.9)		(13.5)
Operating Segments [Member]
Segment Reporting, Revenue Reconciling Item [Line Items]
Segment, operating profit (loss)									816.7		712.9		621.3
FMC Agricultural Solutions [Member]
Segment Reporting, Revenue Reconciling Item [Line Items]
Segment Reporting, Number Of Product Line Group									1
Revenue									1,763.8		1,464.5		1,241.8
Segment, operating profit (loss)									454		349.8		308.8
Restructuring and other income (charges)									(8.5)		(1.2)		(7.3)
FMC Health and Nutrition [Member]
Segment Reporting, Revenue Reconciling Item [Line Items]
Segment Reporting, Number Of Product Line Group									1
Revenue									680.8		654.3		611.5
Segment, operating profit (loss)									161.6		159.4		145.5
Restructuring and other income (charges)									(0.7)		(1.5)		(8)
FMC Minerals [Member]
Segment Reporting, Revenue Reconciling Item [Line Items]
Revenue									966.2		917.5		834.1
Segment, operating profit (loss)									171.4		175.7		145.1
Restructuring and other income (charges)									(13)		(0.7)		1.1
Eliminations [Member]
Segment Reporting, Revenue Reconciling Item [Line Items]
Revenue									(1.5)		(0.5)		(1.4)
Segment, operating profit (loss)									(0.4)		0		1
FMC Peroxygens [Member]
Segment Reporting, Revenue Reconciling Item [Line Items]
Revenue									339		342.1		430.3
Segment, operating profit (loss)									30.1		28		20.9
Restructuring and other income (charges)									(10.6)		(26.1)		(124.2)
Peroxygens [Member] | FMC Peroxygens [Member]
Segment Reporting, Revenue Reconciling Item [Line Items]
Revenue									328.7		326.1		296.5
Alkali [Member] | FMC Minerals [Member]
Segment Reporting, Revenue Reconciling Item [Line Items]
Revenue									733.2		692.7		621.1
Zeolites, Phosphates and Sulfur Derivative [Member] | FMC Peroxygens [Member]
Segment Reporting, Revenue Reconciling Item [Line Items]
Revenue									10.3		16		133.8
Lithium [Member] | FMC Minerals [Member]
Segment Reporting, Revenue Reconciling Item [Line Items]
Revenue									$ 233		$ 224.8		$ 213

[1]	See Note 7 for details of restructuring and other charges (income). Amounts for the years ended 2012, 2011 and 2010 relate to FMC Agricultural Solutions charges of $8.5 million, $1.2 million and $7.3 million; FMC Health and Nutrition charges of $0.7 million, $1.5 million and $8.0 million; FMC Minerals charges (income) of $13.0 million, $0.7 million and $(1.1) million; FMC Peroxygens charges of $10.6 million, $26.1 million and $124.2 million; and Corporate charges of $5.3 million, $2.9 million and $13.5 million, respectively.(2)
[2]	non-operating pension and postretirement costs are defined as those costs related to interest, expected return on plan assets, amortized actuarial gains and losses and the impacts of any plan curtailments or settlements. These costs are primarily related to changes in pension plan assets and liabilities which are tied to financial market performance and we consider these costs to be outside our operational performance. We exclude these non-operating pension and postretirement costs as we believe that removing them provides a better understanding of the underlying profitability of our businesses, provides increased transparency and clarity in the performance of our retirement plans and enhances period-over-period comparability. We continue to include the service cost and amortization of prior service cost in our operating segments noted above. We believe these elements reflect the current year operating costs to our businesses for the employment benefits provided to active employees.(3)
[3]	e charges were related to the expensing of the inventory fair value step-up resulting from the application of purchase accounting. The charges for the year ended December 31, 2012 and 2011 primarily relate to a number of acquisitions completed in 2011, further described in Note 3. On the consolidated statements of income, the charges presented are included in “Costs of sales and services”. No such charges occurred for the year ended December 31, 2010.

Segment Information Segment Information, External Customers and Long-lived Assets (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended										12 Months Ended
	Dec. 31, 2012		Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011		Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenues from External Customers and Long-Lived Assets [Line Items]
Percentage of consolidated revenues requiring specific geographic region disclosure											10.00%
Long-Lived Assets	$ 1,958.8	[1]				$ 1,627.2	[1]				$ 1,958.8	[1]	$ 1,627.2	[1]
Revenue	1,000		902.4	905.2	940.7	908.6		862.1	812.2	795	3,748.3		3,377.9		3,116.3
Percentage of consolidated long-lived assets requiring specific geographic region disclosure	10.00%										10.00%
Goodwill	294.4					225.9					294.4		225.9		194.4
UNITED STATES
Revenues from External Customers and Long-Lived Assets [Line Items]
Long-Lived Assets	967.7					819					967.7		819
Revenue											1,217.8		1,109.6		1,056.1
BRAZIL
Revenues from External Customers and Long-Lived Assets [Line Items]
Revenue											846.6		695.2		564.7
North America [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Long-Lived Assets	1,011.6	[1],[2]				860.9	[1],[2]				1,011.6	[1],[2]	860.9	[1],[2]
Revenue											1,298.9	[3]	1,188.8	[3]	1,125.4	[3]
Europe/Middle East/Africa
Revenues from External Customers and Long-Lived Assets [Line Items]
Long-Lived Assets	558.1	[1],[2]				467.2	[1],[2]				558.1	[1],[2]	467.2	[1],[2]
Revenue											618.7		635.7		677.6
Latin America
Revenues from External Customers and Long-Lived Assets [Line Items]
Long-Lived Assets	143.1	[1]				106.5	[1]				143.1	[1]	106.5	[1]
Revenue											1,179.2	[3]	976.3	[3]	821.8	[3]
Asia Pacific [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Long-Lived Assets	246	[1]				192.6	[1]				246	[1]	192.6	[1]
Revenue											651.5		577.1		491.5
NORWAY
Revenues from External Customers and Long-Lived Assets [Line Items]
Long-Lived Assets	245.8					234.3					245.8		234.3
Goodwill	$ 162.3					$ 165.7					$ 162.3		$ 165.7

[1]	raphic segment long-lived assets exclude long-term deferred income taxes on the consolidated balance sheets.(2)
[2]	countries with long-lived assets in excess of 10 percent of consolidated long-lived assets at December 31, 2012 and 2011 are the U.S. and Norway. Long lived assets at December 31, 2012 and 2011 for the U.S. totaled $967.7 million and $819.0 million and for Norway totaled $245.8 million and $234.3 million, respectively. Norway assets included goodwill of $162.3 million and $165.7 million at December 31, 2012 and 2011, respectively.
[3]	012, countries with sales in excess of ten percent of consolidated revenue consisted of the U.S. and Brazil. Sales for the years ended December 2012, 2011 and 2010 for the U.S. totaled $1,217.8 million, $1,109.6 million and $1,056.1 million and for Brazil totaled $846.6 million, $695.2 million and $564.7 million, respectively.(in Millions)December 31,2012 2011Long-lived assets (1): North America (2)$1,011.6 $860.9Europe/Middle East/Africa (2)558.1 467.2Latin America143.1 106.5Asia Pacific246.0 192.6Total$1,958.8 $1,627.2

Segment Information Segment Information, Other Segment Information Disclosures (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Segment Reporting, Other Significant Reconciling Item [Line Items]
Payments to Acquire Property, Plant, and Equipment	$ 206.6		$ 189.5		$ 142.3
Depreciation and amortization	137.8		126.6		133.6
Research and development expenses	117.8		105.2		100.5
Segment liabilities included in total operating capital employed	902.8	[1]	760.3	[1]	667.3	[1]
Assets	4,373.9		3,743.5		3,319.9
Operating Segments [Member]
Segment Reporting, Other Significant Reconciling Item [Line Items]
Operating Capital Employed	3,036.6	[1]	2,452.6	[1]	2,096.7	[1]
Assets	3,939.4	[2]	3,212.9	[2]	2,764	[2]
FMC Agricultural Solutions [Member]
Segment Reporting, Other Significant Reconciling Item [Line Items]
Segment Reporting, Number Of Product Line Group	1
Operating Capital Employed	1,184.3	[1]	903.2	[1]	756.6	[1]
Payments to Acquire Property, Plant, and Equipment	18.4		17.4		12.9
Depreciation and amortization	34		23.1		21.7
Research and development expenses	95.4		84.3		80.9
Assets	1,793.7	[2]	1,382.8	[2]	1,090.9	[2]
FMC Health and Nutrition [Member]
Segment Reporting, Other Significant Reconciling Item [Line Items]
Segment Reporting, Number Of Product Line Group	1
Operating Capital Employed	874.2	[1]	696.1	[1]	637.2	[1]
Payments to Acquire Property, Plant, and Equipment	56.5		38.8		32.3
Depreciation and amortization	24.7		22.1		19.9
Research and development expenses	9.9		10.1		9.3
Assets	958.1	[2]	765.1	[2]	697.9	[2]
FMC Minerals [Member]
Segment Reporting, Other Significant Reconciling Item [Line Items]
Operating Capital Employed	702.1	[1]	610.2	[1]	539.5	[1]
Payments to Acquire Property, Plant, and Equipment	92.9		88.9		56.2
Depreciation and amortization	50.3		48.4		52.6
Research and development expenses	6.7		6.6		6
Assets	830	[2]	731.9	[2]	643.4	[2]
FMC Peroxygens [Member]
Segment Reporting, Other Significant Reconciling Item [Line Items]
Operating Capital Employed	276	[1]	243.3	[1]	163.6	[1]
Payments to Acquire Property, Plant, and Equipment	29.3		32.7		31.8
Depreciation and amortization	21.3		26		33.4
Research and development expenses	5.8		4.2		4.3
Assets	357.6	[2]	333.4	[2]	332	[2]
Eliminations [Member]
Segment Reporting, Other Significant Reconciling Item [Line Items]
Operating Capital Employed	0	[1]	(0.2)	[1]	(0.2)	[1]
Assets	0	[2]	(0.3)	[2]	(0.2)	[2]
Corporate [Member]
Segment Reporting, Other Significant Reconciling Item [Line Items]
Operating Capital Employed	434.5	[1]	530.6	[1]	555.9	[1]
Payments to Acquire Property, Plant, and Equipment	9.5		11.7		9.1
Depreciation and amortization	7.5		7		6
Research and development expenses	0		0		0
Assets	$ 434.5	[2]	$ 530.6	[2]	$ 555.9	[2]

[1]	iew operating capital employed, which consists of assets, net of liabilities, reported by our operations and excluding corporate items such as cash equivalents, debt, pension liabilities, income taxes and LIFO reserves, as our primary measure of segment capital.(2)
[2]	ent assets are assets recorded and reported by the segments and are equal to segment operating capital employed plus segment liabilities. See Note 1. Year Ended December 31,(in Millions)Capital Expenditures Depreciation andAmortization Research andDevelopment Expense2012 2011 2010 2012 2011 2010 2012 2011 2010FMC Agricultural Solutions$18.4 $17.4 $12.9 $34.0 $23.1 $21.7 $95.4 $84.3 $80.9FMC Health and Nutrition56.5 38.8 32.3 24.7 22.1 19.9 9.9 10.1 9.3FMC Minerals92.9 88.9 56.2 50.3 48.4 52.6 6.7 6.6 6.0FMC Peroxygens29.3 32.7 31.8 21.3 26.0 33.4 5.8 4.2 4.3Corporate9.5 11.7 9.1 7.5 7.0 6.0 — — —Total$206.6 $189.5 $142.3 $137.8 $126.6 $133.6 $117.8 $105.2 $100.5G

Supplemental Information (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Prepaid Insurance	$ 7.1		$ 7.6
Value Added Tax Receivable, Current	59.7		57.6
Recorded Third-Party Environmental Recoveries, Current	13.3		9.4
Other Assets, Current	101		98.8
Prepaid Expense and Other Assets, Current	181.1		173.4
Deferred Finance Costs, Noncurrent, Net	7.7		9.1
Advances to Contract Manufacturers	55.9		38.7
Capitalized Computer Software, Net	32.8		21.8
Recorded Third-Party Environmental Recoveries, Noncurrent	38.3		48.9
Other Receivables	23.5		0
Deferred Compensation Plan Assets	33		20.9
Other noncurrent assets	81.1		59.5
Other assets	272.3		198.9
Asset Retirement Obligation, Current	14.9		9.8
Restructuring Reserve	10.5	[1]	12.4	[1]	46.8	[1]
Dividends payable, current	18.7		10.5
Environmental reserves, current, net of recoveries	15.8	[2]	13.6	[2]
Other Accrued Liabilities, Current	132.1		139.9
Accrued and other liabilities	192		186.2
Asset Retirement Obligations, Noncurrent	10.6		17.2
Unrecognized Tax Benefits	23.3	[3]	8.1	[3]	17.3	[3]	14.4
Deferred Compensation Liability, Classified, Noncurrent	39.8		31.8
Self Insurance Reserve, Noncurrent	19.6		19.7
Capital Lease Obligations, Noncurrent	31.8		11.3
Other noncurrent liabilities	29.4		28.7
Other long-term liabilities	$ 154.5		$ 116.8

[1]	Included in “Accrued and other liabilities” on the consolidated balance sheets.
[2]	(1)“Current” includes only those reserves related to continuing operations. These amounts are included within “Accrued and other liabilities” on the consolidated balance sheets.
[3]	As of December 31, 2012, we have recognized an offsetting non-current deferred tax asset of $16.7 million relating to specific uncertain tax positions presented above.

Quarterly Financial Information (Details) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	3 Months Ended																12 Months Ended
	Dec. 31, 2012		Sep. 30, 2012		Jun. 30, 2012		Mar. 31, 2012		Dec. 31, 2011		Sep. 30, 2011		Jun. 30, 2011		Mar. 31, 2011		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Disposal Group, Not Discontinued Operation, Loss (Gain) on Write-down																	$ 17.9		$ 20.9	[1]	$ 81.1	[1]
Restructuring and other charges (income)																	38.1	[2]	32.4	[2]	151.9	[2]
Revenue	1,000		902.4		905.2		940.7		908.6		862.1		812.2		795		3,748.3		3,377.9		3,116.3
Valuation Allowance, Deferred Tax Asset, Change in Amount																	(8.1)		16.3		39.2
Gross Profit	340.6		315.5		337.8		347.3		293.1		287.4		298.8		288.1		1,341.2		1,167.4		1,050.7
Income (loss) from continuing operations before equity in (earnings) loss of affiliates, net interest income and expense and income taxes	147.9		146.8		175.5		188		141.1		135.6		155.6		155		658.2		587.3		387.1
Income from continuing operations	114.6	[3]	100.9	[3]	118.4	[3]	132	[3]	90.3	[3]	97.2	[3]	121.1	[3]	105.4	[3]	465.9		414		218.5
Discontinued operations, net of income taxes	(8.4)		(6.3)		(8.1)		(7.4)		(8.6)		(6.3)		(8.9)		(8)		(30.2)		(31.8)		(33.6)
Net Income (Loss)	106.2	[4]	94.6	[4]	110.3	[4]	124.6	[4]	81.7	[4]	90.9	[4]	112.2	[4]	97.4	[4]	435.7		382.2		184.9
Less: Net income attributable to noncontrolling interests	4		4.6		5.4		5.5		3.8		4.1		5		3.4		19.5		16.3		12.4
Net income attributable to FMC stockholders	102.2		90		104.9		119.1		77.9		86.8		107.2		94		416.2		365.9		172.5
Continuing operations, net of income taxes	110.6		96.3		113		126.5		86.5		93.1		116.1		102		446.4		397.7		206.1
Continuing operations	$ 0.8		$ 0.7		$ 0.82		$ 0.91		$ 0.61		$ 0.65		$ 0.81		$ 0.71		$ 3.23		$ 2.79		$ 1.42
Discontinued operations	$ (0.06)		$ (0.05)		$ (0.06)		$ (0.05)		$ (0.06)		$ (0.04)		$ (0.06)		$ (0.06)		$ (0.22)		$ (0.22)		$ (0.23)
Net income	$ 0.74	[5]	$ 0.65	[5]	$ 0.76	[5]	$ 0.86	[5]	$ 0.55	[5]	$ 0.61	[5]	$ 0.75	[5]	$ 0.65	[5]	$ 3.01		$ 2.57		$ 1.19
Continuing operations	$ 0.8		$ 0.7		$ 0.82		$ 0.9		$ 0.61		$ 0.65		$ 0.8		$ 0.71		$ 3.22		$ 2.77		$ 1.41
Discontinued operations	$ (0.06)		$ (0.05)		$ (0.06)		$ (0.05)		$ (0.06)		$ (0.04)		$ (0.06)		$ (0.06)		$ (0.22)		$ (0.22)		$ (0.23)
Net income	$ 0.74	[5]	$ 0.65	[5]	$ 0.76	[5]	$ 0.85	[5]	$ 0.55	[5]	$ 0.61	[5]	$ 0.74	[5]	$ 0.65	[5]	$ 3		$ 2.55		$ 1.18
Weighted average number of shares of common stock outstanding - Basic	137,600		137,400		137,200		138,300		140,400		141,900		143,200		143,000		137,701		142,056		144,420
Diluted	138,600		138,400		138,300		139,500		141,400		143,100		144,400		144,200		138,813		143,308		146,160
Lithium Restructuring [Member]
Disposal Group, Not Discontinued Operation, Loss (Gain) on Write-down																	13.3	[1]
Disposal Group Not Discontinued Operation Loss (Gain) On Write-Down, After Tax																	9.3	[1]
U.S. State net operating losses now recoverable [Member]
Valuation Allowance, Deferred Tax Asset, Change in Amount																	$ (14.9)

[1]	Primarily represents accelerated depreciation and impairment charges on plant and equipment, which were or are to be abandoned. Asset disposal charges also included the acceleration effect of re-estimating settlement dates and revised cost estimates associated with asset retirement obligations due to facility shutdowns, see Note 8.
[2]	See Note 7 for details of restructuring and other charges (income). Amounts for the years ended 2012, 2011 and 2010 relate to FMC Agricultural Solutions charges of $8.5 million, $1.2 million and $7.3 million; FMC Health and Nutrition charges of $0.7 million, $1.5 million and $8.0 million; FMC Minerals charges (income) of $13.0 million, $0.7 million and $(1.1) million; FMC Peroxygens charges of $10.6 million, $26.1 million and $124.2 million; and Corporate charges of $5.3 million, $2.9 million and $13.5 million, respectively.(2)
[3]	In the fourth quarter of 2012, our results were unfavorably impacted by $13.3 million ($9.3 million after-tax) of restructuring and other charges (income), which arose from the Lithium restructuring. (See Note 7).
[4]	In the fourth quarter of 2012, our results were favorably impacted due to a valuation allowance decrease of $14.9 million related to U.S. state net operating losses now expected to be recoverable (See Note 11).
[5]	The sum of quarterly earnings per common share may differ from the full-year amount.

SCHEDULE II—Valuation and Qualifying Accounts and Reserves (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Allowance for Doubtful Accounts [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance, Beginning of Year	$ 21.5		$ 21.7		$ 18.2
Provision/(Benefit)	8.7		3.8		4.3
Write-offs	(3)	[1]	(4)	[1]	(0.8)	[1]
Balance, End of Year	27.2		21.5		21.7
Valuation Allowance of Deferred Tax Assets [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Balance, Beginning of Year	92.6		76.3		37.1
Provision/(Benefit)	(8.1)		16.3		39.2
Write-offs	0	[1]	0	[1]	0	[1]
Balance, End of Year	$ 84.5		$ 92.6		$ 76.3

[1]	Write-offs are net of recoveries.